PROSPECTUS

INDIVIDUAL FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE CONTRACT

KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT OF

KANSAS CITY LIFE INSURANCE COMPANY

Street Address:	Send correspondence to:
3520 Broadway	Variable Administration
Kansas City, Missouri 64111-2565	P.O. Box 219364
Telephone (816) 753-7000	Kansas City, Missouri 64121-9364
Telephone (800) 616-3670

This Prospectus describes an individual flexible premium variable life insurance contract  (“Contract”) offered by Kansas City Life Insurance Company (“Kansas City Life”).  We have provided a definitions section at the end of this Prospectus for your reference as you read.

The Contract is designed to provide insurance protection on the person named.  The Contract also provides you the opportunity to allocate your premiums to one or more divisions (“Subaccounts”) of the Kansas City Life Variable Life Separate Account (“Variable Account”) or the Fixed Account.  The assets of each Subaccount are invested in a corresponding portfolio (“Portfolio”) of a designated mutual fund (“Funds”) as follows:

AIM Variable Insurance Funds

AIM V.I. Capital Appreciation Fund (Series I Shares)

AIM V.I. Core Equity Fund (Series I Shares)

AIM V.I. Technology Fund (Series I Shares)

American Century Variable Portfolios, Inc.

American Century VP Capital Appreciation Fund

American Century VP Income & Growth Fund

American Century VP International Fund

American Century VP Mid Cap Value Fund

American Century VP Ultra® Fund

American Century VP Value Fund

American Century Variable Portfolios II, Inc.

American Century VP Inflation Protection Fund (Class II)

Calamos® Advisors Trust

Calamos Growth and Income Portfolio

Dreyfus Variable Investment Fund

Appreciation Portfolio – Initial Shares

Developing Leaders Portfolio – Initial Shares

Dreyfus Stock Index Fund, Inc. – Initial Shares

The Dreyfus Socially Responsible Growth Fund, Inc. Initial Shares

Federated Insurance Series

Federated American Leaders Fund II

Federated High Income Bond Fund II

Federated Prime Money Fund II

Fidelity® Variable Insurance Products Contrafund® Portfolio

VIP Contrafund® Portfolio (Service Class 2)

Fidelity® Variable Insurance Products

VIP Freedom Income Portfolio (Service Class 2)

VIP Freedom 2010 Portfolio (Service Class 2)

VIP Freedom 2015 Portfolio (Service Class 2)

VIP Freedom 2020 Portfolio (Service Class 2)

VIP Freedom 2025 Portfolio (Service Class 2)

VIP Freedom 2030 Portfolio (Service Class 2)

Franklin Templeton Variable Insurance Products Trust

Franklin Global Real Estate Fund (Class 2) (formerly Franklin Global Real Estate Securities Fund (Class 2))

Franklin Small-Mid Cap Growth Securities Fund (Class 2)

Templeton Developing Markets Securities Fund (Class 2)

Templeton Foreign Securities Fund (Class 2)

J.P. Morgan Series Trust II

JPMorgan Mid Cap Value Portfolio

JPMorgan Small Company Portfolio

JPMorgan U.S. Large Cap Core Equity Portfolio

MFS® Variable Insurance TrustSM

MFS Growth Series (formerly MFS Emerging Growth Series)

MFS Research Series

MFS Research Bond Series

MFS Strategic Income Series

MFS Total Return Series

MFS Utilities Series

Seligman Portfolios, Inc.

Seligman Capital Portfolio (Class 2)

Seligman Communications and Information Portfolio (Class 2)

Seligman Smaller-Cap Value Portfolio (Class 2)

The accompanying prospectuses for the Funds describe these portfolios.  The value of amounts allocated to the Variable Account (prior to the date the Contract matures) will vary according to the investment performance of the Portfolios of the Funds.  You bear the entire investment risk of amounts allocated to the Variable Account.  Another choice available for allocation of premiums is our Fixed Account.  The Fixed Account is part of Kansas City Life’s general account.  It pays interest at declared rates guaranteed to equal or exceed 4%.

The Contract also offers you the flexibility to vary the amount and timing of Premium Payments and to change the amount of death benefit payable.  This flexibility allows you to provide for your changing insurance needs under a single insurance contract.

You can select from two Coverage Options available under the Contract:

•	Option A: a level death benefit; and
•	Option B: a death benefit that fluctuates with the value of the Contract.

We guarantee that the Death Proceeds will never be less than a specified amount of insurance (less any outstanding loans and past due charges) as long as you pay sufficient premiums to keep the Contract in force.

The Contract provides for a value that you can receive by surrendering the Contract.  There is no guaranteed minimum value.  If the value is insufficient to cover the charges due under the Contract, the Contract will lapse without value.  It may not be advantageous to replace existing insurance.  Within certain limits, you may return the Contract or exercise a no-fee transfer right.

This Prospectus and the accompanying Fund prospectuses provide important information you should have before deciding to purchase a Contract.  Please keep these for future reference.

An investment in the Contract is not a deposit or obligation of, or guaranteed or endorsed by, any bank nor is the Contract federally insured by the Federal Deposit Insurance Corporation or any other government agency.  An investment in the Contract involves certain risks including the loss of Premium Payments (principal).

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus.  Any representation to the contrary is a criminal offense.

The date of this Prospectus is May 1, 2008.

PROSPECTUS CONTENTS

SUMMARY OF THE CONTRACT	1
CONTRACT BENEFITS	1
CONTRACT RISKS	3
PORTFOLIO RISKS	4
FEE TABLE	4
RANGE OF PORTFOLIO OPERATING EXPENSES	10
ANNUAL PORTFOLIO OPERATING EXPENSES	10
GENERAL INFORMATION ABOUT KANSAS CITY LIFE	15
KANSAS CITY LIFE INSURANCE COMPANY	15
FIXED ACCOUNT	15
THE VARIABLE ACCOUNT AND THE FUNDS	15
KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT	15
THE FUNDS	15
ADDITION, DELETION OR SUBSTITUITION OF INVESTMENTS	20
VOTING RIGHTS	21
CHARGES AND DEDUCTIONS	21
PREMIUM EXPENSE CHARGE	21
MONTHLY DEDUCTION	21
DAILY MORTALITY AND EXPENSE RISK CHARGE	23
TRANSFER PROCESSING FEE	24
SURRENDER CHARGE	24
PARTIAL SURRENDER FEE	25
FUND EXPENSES	26
OTHER TAX CHARGE	26
THE CONTRACT	26
PURCHASING A CONTRACT	26
WHO SHOULD PURCHASE A CONTRACT	26
APPLYING FOR A CONTRACT	26
OWNERSHIP	27
CHANGES OF OWNERSHIP	27
DETERMINATION OF CONTRACT DATE	27
REPLACEMENT OF EXISTING INSURANCE	28
FREE LOOK RIGHT TO CANCEL CONTRACT	28
ALLOCATIONS AND TRANSFERS	28
PREMIUM ALLOCATIONS AND CREDITING	28
TRANSFER PRIVILEGE	29
DOLLAR COST AVERAGING PLAN	31
PORTFOLIO REBALANCING PLAN	31
CHANGES IN THE CONTRACT OR BENEFITS	31
SUPPLEMENTAL AND/OR RIDER BENEFITS	32
ADDITIONAL SUPPLEMENTAL AND/OR RIDER BENEFITS	40
PREMIUM PAYMENTS	40
PREMIUMS	40
PREMIUM PAYMENTS TO PREVENT LAPSE	42
HOW YOUR CONTRACT VALUES VARY	42
BONUS ON CONTRACT VALUE IN THE VARIABLE ACCOUNT	43
DETERMINING THE CONTRACT VALUE	43
CASH SURRENDER VALUE	44

COMPANY HOLIDAYS	44
DEATH BENEFIT AND CHANGES IN SPECIFIED AMOUNT	44
AMOUNT OF DEATH PROCEEDS	44
COVERAGE OPTIONS	44
INITIAL SPECIFIED AMOUNT AND COVERAGE OPTION	45
CHANGES IN COVERAGE OPTION	45
CHANGES IN SPECIFIED AMOUNT	45
SELECTING AND CHANGING THE BENEFICIARY	46
CASH BENEFITS	46
CONTRACT LOANS	46
SURRENDERING THE CONTRACT FOR CASH SURRENDER VALUE	48
PARTIAL SURRENDERS	48
MATURITY BENEFIT	48
PAYMENT OPTIONS	48
PAYMENT OF PROCEEDS	49
REINSTATEMENT	50
TAX CONSIDERATIONS	50
INTRODUCTION	50
TAX STATUS OF THE CONTRACT	50
TAX TREATMENT OF CONTRACT BENEFITS	51
FOREIGN TAX CREDITS	54
POSSIBLE TAX LAW CHANGES	54
OUR INCOME TAXES	54
OTHER INFORMATION ABOUT THE CONTRACTS AND KANSAS CITY LIFE	54
SALE OF THE CONTRACTS	54
TELEPHONE, FACSIMILE, ELECTRONIC MAIL AND INTERNET AUTHORIZATIONS	55
LITIGATION	56
CHANGE OF ADDRESS NOTIFICATION	56
FINANCIAL STATEMENTS	56
DEFINITIONS	57
APPENDIX - MAXIMUM SURRENDER CHARGE FACTORS	60
STATEMENT OF ADDITIONAL INFORMATION TABLE OF CONTENTS	61

SUMMARY OF THE CONTRACT

The Contract is an individual Flexible Premium Variable Life Insurance Contract.  As long as it remains in force it provides lifetime insurance protection on the Insured until the Maturity Date.  You pay Premiums for insurance coverage.  The Contract also provides for accumulation of Premiums and a Cash Surrender Value if the Contract terminates.  The Cash Surrender Value, if any, during the early years of the Contract is likely to be much lower than the Premiums paid.

The Contract is built around its Contract Value.  The Contract Value will increase or decrease depending on the investment performance of the Subaccounts, the amount of interest we credit to the Fixed Account, the Premiums you pay, the Contract fees and charges we deduct, and the effect of any Contract transactions (such as transfers, partial surrenders, and loans).  We do not guarantee any minimum Contract Value.  You could lose some or all of your money.

This summary describes the Contract’s important benefits and risks.  The sections in the Prospectus following this summary discuss the Contract’s benefits and other provisions in more detail.  The “Definitions” section at the end of the Prospectus defines certain words and phrases used in this Prospectus.

The Contract is not available in all states.  This Prospectus does not offer the Contracts in any jurisdiction where they cannot be lawfully sold.  You should rely only on the information contained in this Prospectus or that we have referred you to.  We have not authorized anyone to provide you with information that is different.

We may offer other variable life insurance contracts that have different death benefits, contract features and optional programs.  These contracts would also have different charges that would affect your Subaccount performance and Contract Value.  To obtain more information about these other contracts, contact your registered representative.

NOTE:  Because this is a summary, it does not contain all the information that may be important to you.  You should read this entire Prospectus and the Funds’ prospectuses carefully before investing.

CONTRACT BENEFITS

Death Benefits.  We pay a death benefit to the Beneficiary if the Insured dies while the Contract is in force and prior to the Contract’s Maturity Date.  We pay the death benefit when we receive satisfactory proof at our Home Office of the Insured’s death.

•	Death benefits are available as lump sum or under a variety of payment options.

•	The Minimum Specified Amount is $100,000 for issue ages 0-49 and $50,000 for issue ages 50-80. We may allow these minimum limits to be reduced. (See “APPLYING FOR A CONTRACT,” page 26)

•	There are two Coverage Options available:

•	Option A--at least equal to the Specified Amount.
•	Option B--at least equal to the Specified Amount plus Contract Value. (See “COVERAGE OPTIONS,” page 44)

•
There is flexibility to change the Coverage Option and Specified Amount. (See “CHANGES IN COVERAGE OPTION,” page 45 for rules and limits.)  Changing the Coverage Option or Specified Amount may have tax consequences.

•	We deduct any Indebtedness from the amount payable.

Cash Benefits

•
Contract Loans.  You may take loans for amounts up to the Cash Surrender Value less loan interest to the next Contract Anniversary.  A 6% annual effective interest rate applies.  Currently, a preferred loan is available in the 11th Contract Year.  Loans reduce the amount available for allocations and transfers.  Loans may have tax consequences. (See "TAX CONSIDERATIONS,” page 50)

•
Full Surrender.  You may surrender your Contract at any time for its Cash Surrender Value.  A surrender charge may apply.  Surrendering the Contract may have tax consequences. (See "TAX CONSIDERATIONS,” page 50)

•
Partial Surrender.  Partial surrenders generally are available provided you have enough remaining Cash Surrender Value.  A partial surrender fee applies.  We will assess a surrender charge for any resulting reduction in the Specified Amount.  Partial surrenders may have adverse tax consequences. (See "TAX CONSIDERATIONS,” page 50)

•
Transfers. You may transfer amounts among the Subaccounts and the Fixed Account, subject to certain restrictions.  There is no limit on the number of transfers you can make between the Subaccounts or to the Fixed Account.  The first six transfers during each Contract Year are free.  After the first six transfers, we will assess a $25 Transfer Processing Fee.  Unused free transfers do not carry over to the next Contract Year.  We will deduct any Transfer Processing Fee from the remaining Contract Value.

Tax Benefits.  We intend for the Contract to satisfy the definition of life insurance under the Internal Revenue Code.  Therefore, the death benefit generally should be excludable from the gross income of its recipient.  Similarly, you should not be deemed to be in constructive receipt of the Contract Value, and therefore should not be taxed on increases in the Contract Value, until you take out a loan or partial surrender, surrender the Contract, or we pay the maturity benefit.  In addition, transfers of Contract Value among the Subaccounts and/or the Fixed Account are not taxable transactions. (See "TAX CONSIDERATIONS,” page 50)

Free Look Right to Cancel.  For a limited time, you have the right to cancel your Contract and receive a refund. (See "FREE LOOK RIGHT TO CANCEL CONTRACT," page 28)  During this "free-look" period, we will allocate Premiums to the Federated Prime Money Fund II Subaccount for 30 days. (See "PREMIUM ALLOCATIONS AND CREDITING," page 28)  For a limited time after requesting an increase in the Contract's amount of insurance coverage, you may cancel the increase and you may be entitled to a refund of certain charges.

Guaranteed Payment Period and Guaranteed Monthly Premium.  If the value is not enough to pay charges due, the Contract will lapse without value after a Grace Period. (See “PREMIUM PAYMENTS TO PREVENT LAPSE,” page 42)  However, we guarantee to keep the Contract in force during the first ten years of the Contract and during the ten years following the effective date of an increase in the Specified Amount as long as you meet a Premium requirement.  (See “GUARANTEED PAYMENT PERIOD AND GUARANTEED MONTHLY PREMIUM,” page 41)

Supplemental Benefits.  The following supplemental and/or rider benefits are available and may be added to your Contract.  We will deduct monthly charges for these benefits and/or riders from your Contract Value as part of the Monthly Deduction.  Each is subject to its own requirements as to eligibility and additional cost.

•	Disability Continuance of Insurance
•	Disability Premium Benefit Rider
•	Accidental Death Benefit
•	Option to Increase Specified Amount
•	Spouse's Term Insurance
•	Children's Term Insurance
•	Other Insured Term Insurance
•	Extra Protection
•	Monthly Benefit Rider
•	Acceleration of Death Proceeds/Enhanced Living Benefits Rider
•	Accelerated Death Benefit/Living Benefits Rider
•	Accelerated Death Benefit/Terminal Illness Rider
•	Maturity Extension Rider

All of these riders may not be available in all states.  Additional rules and limits apply to these supplemental and/or rider benefits.  Please ask your registered representative for further information or contact the Home Office.

Illustrations.  We may prepare for use in marketing and other materials tables to illustrate hypothetically how certain values under a Contract change with investment performance over an extended period of time.  Such tables illustrate how Contract Values, Cash Surrender Values and death benefits under a Contract covering an Insured of a given Age would vary over time if Planned Premium Payments were paid annually and the return on the assets in each of the Funds were an assumed uniform gross annual rate(s).

Actual returns will fluctuate over time and will be both positive and negative.  The actual values under the Contact could be significantly different from those shown even if actual returns averaged the rates used in the illustrations, but fluctuated over and under those averages throughout the years shown.  Depending on the timing and degree of fluctuation, the actual values could be substantially less than those shown, and may, under certain circumstances, result in the lapse of the Contract unless the Owner pays more than the stated Premium.

Such illustrations show Contract Values based on both current charges and guaranteed charges.

CONTRACT RISKS

Investment Risk. If you invest your Contract Value in one or more Subaccounts, then you will be subject to the risk that investment performance will be unfavorable and that the Contract Value will decrease.  In addition, we deduct Contract fees and charges from your Contract Value.  There is no minimum guaranteed Contract Value.  The Contract Value may decrease if the investment performance of the Subaccounts (to which Contract Value is allocated) is negative or is not sufficiently positive to cover the charges deducted under the Contract.  During times of poor investment performance, these deductions will have an even greater impact on your Contract Value.  You could lose everything you invest.  If you allocate net Premiums to the Fixed Account, then we credit your Contract account value (in the Fixed Account) with a declared rate of interest.  You assume the risk that the rate may decrease, although it will never be lower than a guaranteed minimum annual effective rate of 4%.

Risk of Lapse. If the Contract Value is not enough to pay the Monthly Deduction when due, the Contract will lapse without value after a Grace Period.  The purpose of the Grace Period is to give you the chance to pay enough Premiums to keep your Contract in force.  If your Contract does lapse you must pay the required amount before the end of the Grace Period.  The Grace Period is 61 days and starts when we send the notice.  Since the value of amounts allocated to the Variable Account will vary according to the investment performance of the Funds, the specific amount of Premiums required to prevent lapse will also vary.  A lapse could result in adverse tax consequences.

Tax Risks.  In order to qualify as a life insurance contract for Federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under Federal tax law, a Contract must satisfy certain requirements which are set forth in the Internal Revenue Code.  Guidance as to how these requirements are to be applied is limited.  Nevertheless, we believe that Contracts issued on a standard basis should satisfy the applicable requirements.  There is less guidance, however, with respect to Contracts issued on a substandard basis, particularly if you pay the full amount of Premiums permitted under the Contract.

Depending on the total amount of Premiums you pay, the Contract may be treated as a modified endowment contract under Federal tax laws.  If a Contract is treated as a modified endowment contract, then surrenders, withdrawals, and loans under the Contract will be taxable as ordinary income to the extent there are earnings in the Contract.  In addition, a 10% penalty tax may be imposed on surrenders, withdrawals, and loans taken before you reach Age 59½.  If the Contract is not a modified endowment contract, then distributions generally will be treated first as a return of basis or investment in the contract and then as taxable income.  Moreover, loans will generally not be treated as distributions, although the tax treatment of preferred loans is unclear.  Finally, neither distributions nor loans from a Contract that is not a modified endowment contract are subject to the 10% penalty tax.  (See “TAX CONSIDERATIONS,” page 50)

You should consult a qualified tax adviser for assistance in all Contract-related tax matters.

Risk of Increase in Current Fees and Expenses.  Certain fees and expenses are currently assessed at less than their maximum levels.  We may increase these current charges in the future up to the guaranteed maximum levels.  If fees and expenses are increased, you may need to increase the amount and/or frequency of Premiums to keep the Contract in force.

Surrender and Partial Surrender Risks.  During the first fifteen Contract Years, we will deduct a surrender charge from the Contract Value if the Contract is completely surrendered, lapses, or the Specified Amount is reduced (including when a partial surrender reduces the Specified Amount).  An additional surrender charge and surrender charge period will apply to each portion of the Contract resulting from a Specified Amount increase, starting with the effective date of the increase.  Under some circumstances, the amount of the surrender charge during the first few Contract Years could result in a Cash Surrender Value of zero.

You should purchase the Contract only if you have the financial ability to keep it in force for a substantial period of time. You should not purchase the Contract if you intend to surrender all or part of the Contract Value in the near future.  We designed the Contract to meet long-term financial goals.  The Contract is not suitable as a short-term investment.

Even if you do not surrender your Contract, surrender charges may play a role in determining whether your Contract will lapse, because surrender charges affect the Cash Surrender Value, which is a measure we use to determine whether your Contract will enter the Grace Period (and possibly terminate).  (See “RISK OF LAPSE,” above)  A surrender or partial surrender may have tax consequences. (See “TAX CONSIDERATIONS,” page 50)

Loan Risks.  A Contract loan will affect your Contract in several ways over time, whether or not it is repaid, because the investment results of the Subaccounts may be less than (or greater than) the net interest rate credited on the amount transferred to the Loan Account securing the loan.

•
Your Contract Value, by comparison to a Contract under which no loan has been made, will be less if this Fixed Account net interest rate is less than the investment return of the applicable Subaccounts (and greater if the Fixed Account net interest rate is higher than the investment return of the applicable Subaccounts).

•	A Contract loan increases the risk that the Contract will terminate, since a loan decreases the Cash Surrender Value.
•	If the death benefit becomes payable while a Contract loan is outstanding, the loan balance will be deducted in calculating the Death Proceeds.

A loan may have tax consequences.  In addition, if you surrender the Contract or allow it to lapse while a Contract loan is outstanding, the amount of the loan, to the extent it has not previously been taxed, will be added to any amount you receive and taxed accordingly.  (See "TAX CONSIDERATIONS", page 50)

Risk of Frequent Transfers.  We have policies and procedures that attempt to detect frequent, large, programmed, or short-term transfers among the Subaccounts that may adversely affect other Owners and persons with rights under the Contracts.  We employ various means to try to detect such transfer activity, but the detection and deterrence of harmful trading activity involves judgments that are inherently subjective.  Our ability to detect such transfer activity may be limited by operational and technological systems, as well as our ability to predict strategies employed by Owners to avoid such detection.  Accordingly, there is no assurance that we will prevent all transfer activity that may adversely affect Owners and other persons with interests under the Contracts.  In addition, we cannot guarantee that the Funds will not be harmed by transfer activity related to other insurance companies and/or retirement plans that may invest in the Funds.

PORTFOLIO RISKS

A comprehensive discussion of the risks of each Fund Portfolio may be found in each Portfolio’s prospectus.  Please refer to the Portfolios’ prospectuses for more information.

There is no assurance that any Portfolio will achieve its stated investment objective.

FEE TABLE

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Contract.

The first table describes transaction fees that you will pay at the time that you pay Premiums, make partial surrenders, transfer Contract Value among the Subaccounts and the Fixed Account, completely surrender the Contract, the Contract lapses, or the Specified Amount is reduced (including when a partial surrender reduces the Specified Amount).  If the amount of a charge depends on the personal characteristics of the Insured under the Contract, the fee table lists the minimum and maximum charges we assess under the Contract and the fees and charges of a representative Contract with an Insured having the characteristics described for that charge.  These minimum, maximum and representative charges may assist you in understanding the range of possible charges, as well as the charge an Owner may typically pay, but these charges may not be representative of the amount you will actually pay under the Contract.

Transaction Fees
Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Charge[1]	Current Charge[1]
Premium Expense Charge
State and Local Tax Charge	Upon receipt of each Premium Payment	2.25% of each Premium Payment	2.25% of each Premium Payment
Surrender Charge[2]
Deferred Sales Load	Upon surrender, lapse, or decrease in the Specified Amount during the first 15 Contract Years[3]	30% of actual Premiums paid up to a maximum Premium amount shown in the Contract[4]	30% of actual Premiums paid up to a maximum Premium amount shown in the Contract[4]
Deferred Administrative Expense	Upon surrender, lapse, or decrease in the Specified Amount during the first 15 Contract Years[5]	$5.00 per $1,000 of Specified Amount[6]	$5.00 per $1,000 of Specified Amount[6]
Partial Surrender Fee	Upon each partial surrender	The lesser of 2% of the amount surrendered or $25	The lesser of 2% of the amount surrendered or $25
Transfer Processing Fee	Upon each transfer over 6 in a Contract Year	$25 per transfer	$25 per transfer

1 For each type of charge, the guaranteed charge and the current charge are shown.  The guaranteed charge is the maximum amount permitted by the Contract while the current charge is the amount currently charged.
2 The surrender charge is the sum of the deferred sales load and the deferred administrative expense.
3 If you increase the Contract’s Specified Amount, a separate deferred sales load will apply to the Specified Amount increase, based on the Insured’s Age and sex at the time of the increase.
4 During the first 15 Contract Years (or the 15 years following an increase in Specified Amount), the deferred sales load is 30% of actual Premiums paid up to a maximum Premium amount shown in the Contract.  We base the maximum Premium amount shown in a Contract on the issue age, sex, Specified Amount and smoking class of the Insured.  The deferred sales load decreases after the 9th Contract Year to 0% in the 15th Contract Year.
5 If you increase the Contract’s Specified Amount, a separate deferred administrative expense will apply to the Specified Amount increase, based on the Insured’s Age and sex at the time of the increase.
6 During the first 5 Contract Years, the deferred administrative expense is $5.00 per $1,000 of Specified Amount and grades down to zero at the end of 15 years as shown below:

End of Contract Year	1-5	6	7	8	9	10	11	12	13	14	15
Charge per $1,000 of Specified Amount:	$5.00	$4.50	$4.00	$3.50	$3.00	$2.50	$2.00	$1.50	$1.00	$0.50	$0.00

End of Contract Year means completed Contract Years or number of completed years following an increase in Specified Amount.  The deferred administrative expense applies at the end of each Contract Year.

The next table describes the fees and expenses that you will pay periodically during the time that you own the Contract, not including Portfolio fees and expenses.  If the amount of a charge depends on the personal characteristics of the Insured under the Contract, the fee table lists the minimum and maximum charges we assess under the Contract depending on whether the Insured had the most favorable or least favorable characteristics, respectively.  The table also lists the fees and charges of a typical Contract with a Specified Amount and with an Insured having the characteristics described for that charge.  These charges may not be typical of the charges you will pay.

Periodic Charges Other Than Portfolio Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Charge[1]	Current Charge[1]
Cost of Insurance[7]
Minimum and Maximum Charge	On the Allocation Date and each Monthly Anniversary Day	$0.06 - $26.63 per $1,000 of net amount at risk[8]	$0.05 - $26.63 per $1,000 of net amount at risk[8]
Charge for a 32 year-old male Preferred Nonsmoker and a Contract with a $250,000 Specified Amount during the first Contract Year	On the Allocation Date and each Monthly Anniversary Day	$0.13 per $1,000 of net amount at risk[8]	$0.13 per $1,000 of net amount at risk[8]
Monthly Expense Charge[9]
Maintenance Charge	On the Contract Date and on each Monthly Anniversary Day	$6.00	$6.00
Acquisition Charge	On the Contract Date and on each Monthly Anniversary Day for the first Contract Year[10]	$20.00	$20.00
Mortality and Expense Risk Charge	Daily	Annual rate of 0.90% of the average daily net assets of each Subaccount you are invested in	Annual rate of 0.90% of the average daily net assets of each Subaccount you are invested in
Net Loan Interest Charge[11]	At the end of each Contract Year	2%	2%

7 Costs of insurance charges vary based on the Insured’s Age, sex, number of completed Contract Years, Specified Amount, and risk class.  The charge generally is higher for less favorable risk classes and increases as the Insured ages.  The cost of insurance charges shown in the table may not be typical of the charges you will pay.  We guarantee that the cost of insurance rates will not exceed the maximum cost of insurance rates set forth in your Contract.  More detailed information concerning your cost of insurance charges is available on request from our Home Office.
8 The net amount at risk on a Monthly Anniversary Day is the difference between the death benefit and the Contract Value.
9 The monthly expense charge is the sum of the maintenance charge and the acquisition charge.
10 The acquisition charge is also assessed for 12 months following the effective date of an increase in Specified Amount.
11 The maximum guaranteed and current net cost of loans is 2% annually.  The net cost of a loan is the difference between the rate of interest charged on any Indebtedness (6%) and the amount credited to the Loan Account (4%). Preferred loans are available beginning in the eleventh Contract Year.  We credit the amount in the Loan Account securing a preferred loan with interest at an effective annual rate of 6%.  Therefore, the net cost of a preferred loan is 0% per year.

Periodic Charges Other Than Portfolio Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Charge[1]	Current Charge[1]
Optional Rider Charges[12]
Disability Continuance of Insurance
Minimum and Maximum Charge	On rider’s effective date and on each Monthly Anniversary Day	$0.01 - $0.52 per $1,000 of net amount at risk[8]	$0.01 - $0.32 per $1,000 of net amount at risk[8]
Charge for a 32 year-old male Preferred Nonsmoker and a Contract with a $250,000 Specified Amount during the first Contract Year	On rider’s effective date and on each Monthly Anniversary Day	$0.02 per $1,000 of net amount at risk[8]	$0.01 per $1,000 of net amount at risk[8]
Disability Premium Benefit Rider
Minimum and Maximum Charge	On rider’s effective date and on each Monthly Anniversary Day	$0.08 - $0.32 per $100 of rider coverage amount	$0.04 - $0.15 per $100 of rider coverage amount
Charge for a 32 year-old male Preferred Nonsmoker and a Contract with a $250,000 Specified Amount during the first Contract Year	On rider’s effective date and on each Monthly Anniversary Day	$0.09 per $100 of rider coverage amount	$0.04 per $100 of rider coverage amount
Accidental Death Benefit
Minimum and Maximum Charge	On rider’s effective date and on each Monthly Anniversary Day	$0.08 - $0.16 per $1,000 of rider coverage amount	$0.08 - $0.16 per $1,000 of rider coverage amount
Charge for a 32 year-old male Preferred Nonsmoker and a Contract with a $250,000 Specified Amount during the first Contract Year	On rider’s effective date and on each Monthly Anniversary Day	$0.08 per $1,000 of rider coverage amount	$0.08 per $1,000 of rider coverage amount
Option to Increase Specified Amount
Minimum and Maximum Charge	On rider’s effective date and on each Monthly Anniversary Day	$0.05 - $0.18 per $1,000 of rider coverage amount	$0.05 - $0.18 per $1,000 of rider coverage amount
Charge for a 32 year-old male Preferred Nonsmoker and a Contract with a $250,000 Specified Amount during the first Contract Year	On rider’s effective date and on each Monthly Anniversary Day	$0.15 per $1,000 of rider coverage amount	$0.15 per $1,000 of rider coverage amount

12 Charges for most of the riders vary based on the Insured’s issue or actual Age, sex, and risk class, and may vary based on Contract Year and base Specified Amount or net amount at risk.  Charges based on risk classes are generally higher for less favorable risk classes, and charges based on actual Age may increase as the Insured ages.  The rider charges shown in the table may not be typical of the charges you will pay.  Your Contract’s specifications page will indicate the rider charges applicable to your Contract, and more detailed information concerning these rider charges is available on request from our Service Center.

Periodic Charges Other Than Portfolio Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Charge[1]	Current Charge[1]
Spouse's Term Insurance
Minimum and Maximum Charge	On rider’s effective date and on each Monthly Anniversary Day	$1.45 - $1.87 per $1,000 of rider coverage amount	$1.45 - $1.87 per $1,000 of rider coverage amount
Charge for a 32 year-old male Preferred Nonsmoker and a Contract with a $250,000 Specified Amount during the first Contract Year	On rider’s effective date and on each Monthly Anniversary Day	$1.45 per $1,000 of rider coverage amount	$1.45 per $1,000 of rider coverage amount
Children's Term Insurance	On rider’s effective date and on each Monthly Anniversary Day	$0.50 per $1,000 of rider coverage amount	$0.50 per $1,000 of rider coverage amount
Other Insured Term Insurance
Minimum and Maximum Charge	On rider’s effective date and on each Monthly Anniversary Day	$0.06 - $26.63 per $1,000 of rider coverage amount	$0.06 - $26.63 per $1,000 of rider coverage amount
Charge for a 32 year-old male Preferred Nonsmoker and a Contract with a $250,000 Specified Amount during the first Contract Year	On rider’s effective date and on each Monthly Anniversary Day	$0.13 per $1,000 of rider coverage amount	$0.13 per $1,000 of rider coverage amount
Extra Protection Rider
Minimum and Maximum Charge	On rider’s effective date and on each Monthly Anniversary Day	$0.06 - $26.63 per $1,000 of rider coverage amount	$0.05 - $20.36 per $1,000 of rider coverage amount
Charge for a 32 year-old male Preferred Nonsmoker and a Contract with a $250,000 Specified Amount during the first Contract Year	On rider’s effective date and on each Monthly Anniversary Day	$0.13 per $1,000 of rider coverage amount	$0.07 per $1,000 of rider coverage amount
Monthly Benefit Rider
Minimum and Maximum Charge	On rider’s effective date and on each Monthly Anniversary Day	$0.38 - $22.56 per $100 of coverage amount	$0.31 - $22.05 per $100 of coverage amount
Charge for a 32 year-old male Preferred Nonsmoker and a Contract with a $250,000 Specified Amount during the first Contract Year	On rider’s effective date and on each Monthly Anniversary Day	$1.46 per $100 of coverage amount for a 20 year payout	$1.40 per $100 of coverage amount for a 20 year payout

Periodic Charges Other Than Portfolio Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Charge[1]	Current Charge[1]
Acceleration of Death Proceeds/Enhanced Living Benefits Rider
Minimum and Maximum Charge	On rider’s effective date and on each Monthly Anniversary Day	$0.06 - $15.00 per $1,000 of net amount at risk[8] multiplied by the Benefit Base divided by the Specified Amount of the Contract	$0.02 - $8.25 per $1,000 of net amount at risk[8] multiplied by the Benefit Base divided by the Specified Amount of the Contract
Charge for a 32 year-old male Preferred Nonsmoker and a Contract with a $250,000 Specified Amount during the first Contract Year	On rider’s effective date and on each Monthly Anniversary Day	$0.07 per $1,000 of net amount at risk[8] multiplied by the Benefit Base divided by the Specified Amount of the Contract	$0.02 per $1,000 of net amount at risk[8] multiplied by the Benefit Base divided by the Specified Amount of the Contract
Accelerated Death Benefit/Living Benefits Rider	On payment of the accelerated death benefit	$250 processing fee	No Charge
Accelerated Death Benefit/Terminal Illness Rider
On payment of the accelerated death benefit
$200 processing fee, the interest charge is equal to the accelerated death benefit amount multiplied by the applicable loan interest rate divided by 1 plus the loan interest rate. The loan interest rate is stated in your Contract.

The interest charge is equal to the accelerated death benefit amount multiplied by the applicable loan interest rate divided by 1 plus the loan interest rate. The loan interest rate is stated in your Contract.

Maturity Extension Rider	NA	No Charge	No Charge

For information concerning compensation paid in connection with the sale of the Contracts, see “SALE OF THE CONTRACTS,” page 54.

The next table shows the lowest and highest total operating expenses deducted from Portfolio assets during the fiscal year ended December 31, 2007.  Expenses of the Portfolios may be higher or lower in the future.  More detail concerning each Portfolio’s fees and expenses is contained in the prospectus for each Portfolio.

RANGE OF PORTFOLIO OPERATING EXPENSES13

	Minimum	Maximum
Total Annual Portfolio Operating Expenses (total of all expenses that are deducted from Portfolio assets, including management fees, distribution or service fees (12b-1 fees), and other expenses-before any contractual waiver of fees and expenses)	0.27%	1.73%[14]

13 The portfolio expenses used to prepare this table were provided to Kansas City Life by the Fund(s) or their investment advisers.  The expenses shown are those incurred for the year ended December 31, 2007.  Current or future expenses may be greater or less than those shown.  If required by applicable law, Kansas City Life may deduct any redemption fees imposed by the Funds.
14 The table showing the range of expenses of the portfolios takes into account the expenses of several fund asset allocation portfolios that are “fund of funds.”  A “fund of funds” portfolio typically allocates its assets, within predetermined percentage ranges, among certain other fund portfolios (each such portfolio an “acquired fund.”)  Each “fund of funds” has its own set of operating expenses, as does each of the portfolios in which it invests.  In determining the range of portfolio expenses, Kansas City Life took into account the information received from the fund on the combined actual expenses for each of the “fund of funds” and the portfolios in which it invests.  See the Fund prospectuses for more information.

The following table shows the fees and expenses charged (after contractual waiver or reimbursement) by each Portfolio for the fiscal year ended December 31, 2007.

ANNUAL PORTFOLIO OPERATING EXPENSES15

(expenses that are deducted from Portfolio assets, as a percentage of net assets of the Portfolio):

15 These expenses are deducted directly from the assets of the Portfolios and therefore reduce their net asset value.  The investment adviser of each Fund or the Fund provided the above information, and Kansas City Life has not independently verified it.  The expenses shown are those incurred for the year ended December 31, 2007.  Current or future expenses may be greater or less than those shown.  See the Portfolios' prospectuses for more complete information.

Portfolio	Management Fees	12b-1/ Service Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Portfolio Annual Operating Expenses	Contractual Fee Waiver or Expense Reimbursement	Total Portfolio Annual Operation Expenses After Reimbursement
AIM Variable Insurance Funds
AIM V.I. Capital Appreciation Fund (Series I Shares)	0.61%	NA	0.27%	0.00%[16]	0.88%[17]	NA18	NA
AIM V.I. Core Equity Fund (Series I Shares)	0.60%	NA	0.28%	0.02%[16]	0.90%[17]	0.01%[18]	0.89%
AIM V.I Technology Fund (Series I Shares)	0.75%	NA	0.35%	0.01%[16]	1.11%[17]	NA18	NA

16 Acquired Fund Fees and Expenses are not fees or expenses incurred by the fund directly but are expenses of the investment companies in which the fund invests.  You incur these fees and expenses indirectly through the valuation of the fund's investment in those investment companies.  As a result, the Net Annual Fund Operating Expenses listed above may exceed the expense limit numbers.  The impact of the acquired fund fees and expense are included in the total returns of the Fund.
17 The Fund's advisor has contractually agreed to waive advisory fees and/or reimburse expenses of Series I shares to the extent necessary to limit Total Annual Fund Operating Expenses  (excluding certain items discussed below) of Series I shares to 1.30% of average daily nets assets.  In determining the advisor's  obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Total Annual Fund Operating Expenses to exceed the numbers reflected above: (i) interest; (ii) taxes;  (iii) dividend expense on short sales; (iv) extraordinary items; (v) expenses related to a merger or reorganization, as approved by the Fund's Board of Trustees; and (vi) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the expense offset arrangements from which the Fund may benefit are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash.  These credits are used to pay certain expenses incurred by the Fund.  This expense limitation agreement is in effect through at least April 30, 2009.
18 Effective July 1, 2007, AIM contractually agreed to waive 100% of the advisory fee AIM receives from affiliated money market funds on investments by the fund in such affiliated money market funds.  The Fee Waiver reflects this agreement.  This waiver agreement is in effect through at least April 30, 2009.

Portfolio	Management Fees	12b-1/ Service Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Portfolio Annual Operating Expenses	Contractual Fee Waiver or Expense Reimbursement	Total Portfolio Annual Operation Expenses After Reimbursement
American Century Variable Portfolios, Inc.
American Century VP Capital Appreciation Fund	1.00%	NA	0.00%	NA	1.00%[19]	NA	NA
American Century VP Income & Growth Fund	0.70%	NA	0.01%	NA	0.71%[19]	NA	NA
American Century VP International Fund	1.20%	NA	0.01%	NA	1.21%[19]	NA	NA
American Century VP Mid Cap Value Fund	1.00%	NA	0.01%	NA	1.01%[19]	NA	NA
American Century VP Ultra® Fund	1.00%	NA	0.01%	NA	1.01%[19]	NA	NA
American Century VP Value Fund	0.93%	NA	0.01%	NA	0.94%[19]	NA	NA
American Century Variable Portfolios II, Inc.
American Century VP Inflation Protection Fund (Class II)	0.49%	0.25%	0.01%	NA	0.75%[20]	NA	NA

19 The investment manager to American Century Variable Portfolios receives a unified management fee and out of that fee pays all the expenses of the Fund except brokerage, taxes, interest, fees and expenses of the non-interested person directors (including counsel fees) and extraordinary expenses.  For the services provided to the American Century VP Capital Appreciation Fund, the manager receives an annual fee of 1.00% of the first $500 million of the average net assets of the Fund, 0.95% of the next $500 million and 0.90% over $1 billion.  For the services provided to the American Century VP Income and Growth Fund, the manager receives an annual fee of 0.70% for the first $5 billion of the average net assets of this Fund and 0.65% over $5 billion.  For the services provided to the American Century VP International Fund, the manager receives an annual fee of 1.50% of the first $250 million of the average net assets of the Fund, 1.20% of the next $250 million, 1.10% of the next $500 million and 1.00% over $1 billion.  For the services provided to the American Century VP Value Fund, the manager receives an annual fee of 1.00% of the first $500 million of the average net assets of the Fund, 0.95% of the next $500 million and 0.90% over $1 billion.  For the services provided to the American Century VP Ultra Fund, the manager receives an annual fee of 1.00% of the first $2.5 billion of the average net assets of the Fund, 0.995% of the next $2.5 billion, 0.98% of the next $2.5 billion, 0.97% of the next $2.5 billion, 0.96% of the next $2.5 billion, 0.95% of the next $2.5 billion, 0.94% of the next $2.5 billion, 0.93% of the next $2.5 billion, 0.92% of the next $2.5 billion, 0.91% of the next $2.5 billion, 0.90% of the next $5 billion, and 0.80% over $30 billion.
20 For the services it provided to the American Century VP Inflation Protection Fund during the most recent fiscal year, the advisor received a unified management fee of 0.49% of the average net assets of the Class II shares of the Fund.  Other expenses include the fees and expenses of the Fund's independent director and their legal counsel, as well as interest.

Portfolio	Management Fees	12b-1/ Service Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Portfolio Annual Operating Expenses	Contractual Fee Waiver or Expense Reimbursement	Total Portfolio Annual Operation Expenses After Reimbursement
Calamos® Advisors Trust
Calamos Growth and Income Portfolio	0.75%	NA	0.42%	NA	1.17%	0.01%	1.16%

Portfolio	Management Fees	12b-1/ Service Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Portfolio Annual Operating Expenses	Contractual Fee Waiver or Expense Reimbursement	Total Portfolio Annual Operation Expenses After Reimbursement
Dreyfus Variable Investment Fund
Appreciation Portfolio – Initial Shares	0.75%	NA	0.05%	NA	0.80%	NA	NA
Developing Leaders Portfolio – Initial Shares	0.75%	NA	0.06%	NA	0.81%	NA	NA
Dreyfus Stock Index Fund, Inc. – Initial Shares	0.25%	NA	0.02%	NA	0.27%	NA	NA
The Dreyfus Socially Responsible Growth Fund, Inc. – Initial Shares	0.75%	NA	0.07%	NA	0.82%	NA	NA

Portfolio	Management Fees	12b-1/ Service Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Portfolio Annual Operating Expenses	Contractual Fee Waiver or Expense Reimbursement	Total Portfolio Annual Operation Expenses After Reimbursement
Federated Insurance Series
Federated American Leaders Fund II	0.75%	NA	0.44%	NA	1.19%	0.27%	0.92%
Federated High Income Bond Fund II	0.60%	NA	0.42%	NA	1.02%	0.25%	0.77%
Federated Prime Money Fund II	0.50%	NA	0.57%	NA	1.07%	0.42%	0.65%

Portfolio	Management Fees	12b-1/ Service Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Portfolio Annual Operating Expenses	Contractual Fee Waiver or Expense Reimbursement	Total Portfolio Annual Operation Expenses After Reimbursement
Fidelity® Variable Insurance Products Contrafund® Portfolio
VIP Contrafund® Portfolio (Service Class 2)	0.56%	0.25%	0.09%	NA	0.90%	NA	0.89%[21]
Fidelity® Variable Insurance Products
VIP Freedom Income Portfolio (Service Class 2)	NA	0.25%	0.00%	0.45%	0.70%[22]	NA	NA
VIP Freedom 2010 Portfolio (Service Class 2)	NA	0.25%	0.00%	0.56%	0.81%[22]	NA	NA
VIP Freedom 2015 Portfolio (Service Class 2)	NA	0.25%	0.00%	0.59%	0.84%[22]	NA	NA
VIP Freedom 2020 Portfolio (Service Class 2)	NA	0.25%	0.00%	0.62%	0.87%[22]	NA	NA
VIP Freedom 2025 Portfolio (Service Class 2)	NA	0.25%	0.00%	0.63%	0.88%[22]	NA	NA
VIP Freedom 2030 Portfolio (Service Class 2)	NA	0.25%	0.00%	0.66%	0.91%[22]	NA	NA

21 A portion of the brokerage commissions that the fund pays may be reimbursed and used to reduce the fund's expenses.  In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances are used to reduce the fund's custodian expenses. Including these reductions, the total class operating expenses would have been 0.89%.  These offsets may be discontinued at any time.
22 Fidelity Management & Research Company has voluntarily agreed to reimburse Initial Class, Service Class, and Service Class 2 of each fund to the extent that total operating expenses (excluding interest, taxes, brokerage commissions, extraordinary expenses, 12b-1 fees, fund and acquired fees and expenses, if any), as a percentage of their respective average net assets, exceed 0.00%, 0.10% and 0.25% for Initial Class, Service Class and Service Class 2, respectively.

Portfolio	Management Fees	12b-1/ Service Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Portfolio Annual Operating Expenses	Contractual Fee Waiver or Expense Reimbursement	Total Portfolio Annual Operation Expenses After Reimbursement
Franklin Templeton Variable Insurance Products Trust
Franklin Global Real Estate Fund (Class 2) (formerly Franklin Global Real Estate Securities Fund)[23]	0.75%	0.25%	0.31%	NA	1.31%	0.42%	0.89%
Franklin Small-Mid Cap Growth Securities Fund (Class 2)	0.47%	0.25%	0.28%	0.01%[24]	1.01%	0.01%[24]	1.00%
Templeton Developing Markets Securities Fund (Class 2)	1.23%	0.25%	0.25%	NA	1.73%	NA	NA
Templeton Foreign Securities Fund (Class 2)	0.63%	0.25%	0.14%	0.02%[24]	1.04%	0.02%[24]	1.02%

23 The investment manager and administrator have contractually agreed to waive or limit their respective fees so that the increase in investment management and fund administration fees paid by the Fund is phased in over a five year period, starting on May 1, 2007, with there being no increase in the rate of such fees for the first year ending April 30, 2008.  For each of four years thereafter through April 30, 2012, the investment manager and administrator will receive one-fifth of the increase in the rate of fees.  Beginning May 1, 2012, the full new investment management and administration fees will then be in effect.  Based on Fund total assets of $977 million on December 31, 2007, it is estimated that the increase for the year ending April 30, 2009, will be 0.12%, which is a 0.07% increase in the management fee and a 0.05% increase in the administration fee, for net annual Fund operating expenses of 0.89%.  In future years the fee rates will vary in accordance with the fee rate schedules and Fund assets.
24 The manager has agreed in advance to reduce its fee from assets invested by the Fund in a Franklin Templeton money market fund (the Sweep Money Fund which is “the acquired fund” in this case) to the extent of the Fund’s fees and expenses of the acquired fund.  This reduction is required by the Trust’s board of trustees and an exemptive order by the Securities and Exchange Commission; this arrangement will continue as long as the exemptive order is relied upon.  This reduction is not reflected in Net annual Fund operating expenses, which would be lower if it were.

Portfolio	Management Fees	12b-1/ Service Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Portfolio Annual Operating Expenses	Contractual Fee Waiver or Expense Reimbursement	Total Portfolio Annual Operation Expenses After Reimbursement
J.P. Morgan Series Trust II
JPMorgan Mid Cap Value Portfolio	0.70%	NA	0.55%[25]	0.01%[26]	1.26%[27]	NA	NA
JPMorgan Small Company Portfolio	0.60%	NA	0.55%[25]	0.01%[26]	1.16%[27]	0.07%[28]	1.09%
JPMorgan U.S. Large Cap Core Equity Portfolio	0.35%	NA	0.50%[25]	NA	0.85%	NA	NA

25 “Other Expenses” are based on the actual amounts incurred in the most recent fiscal year.
26 “Acquired Fund Fees and Expenses” are based on the allocation of the Portfolio’s assets among the acquired funds calculated on a daily basis through the Portfolio’s last fiscal year end.  This amount reflects the allocation only through the fiscal year ending 12/31/07.  “Acquired Fund Fees and Expenses” will vary with changes in the expenses of the Acquired Funds as well as allocation of the Portfolio’s assets and may be higher or lower than those shown.
27 The Total Annual Operating Expenses included in the fee table do not correlate to the ratio of expenses to average net assets in the Financial Highlights. The Financial Highlights reflect only the operating expenses of the Portfolio and do not include Acquired Fund Fees and Expenses.
28 JPMorgan Funds Management Inc. has contractually agreed to waive fees and/or reimburse expenses to the extent that total annual operating expenses (excluding Acquired Fund Fees and Expenses, dividend expenses related to short sales, interest, taxes and extraordinary expenses) exceed 1.25% of the average daily net assets for the JPMorgan Mid Cap Value Portfolio, 1.08% for the average daily net assets for the JPMorgan Small Company Portfolio, and 0.85% for average daily net assets for the JPMorgan U.S. Large Cap Core Equity Portfolio through 4/30/09. In addition, the Portfolio’s service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time. Without the Acquired Fund Fees and Expenses, the Total Portfolio Annual Operating Expenses for the JPMorgan Mid Cap Value Portfolio would have been 1.25% of the average daily net assets.  Without the Acquired Fund Fees and Expenses, the Total Portfolio Annual Operating Expenses for the JPMorgan Small Company Portfolio would have been 1.15%, and Total Portfolio Annual Operating Expenses After Reimbursement would have been 1.08%, of the average daily net assets.

Portfolio	Management Fees	12b-1/ Service Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Portfolio Annual Operating Expenses	Contractual Fee Waiver or Expense Reimbursement	Total Portfolio Annual Operation Expenses After Reimbursement
MFS® Variable Insurance TrustSM
MFS Growth Series (formerly MFS Emerging Growth Series)	0.75%	NA	0.12%	NA	0.87%	NA	NA
MFS Research Series	0.75%	NA	0.13%	NA	0.88%	NA	NA
MFS Research Bond Series	0.60%	NA	0.17%[29]	NA	0.77%[29]	0.10%[30]	0.67%[29]
MFS Strategic Income Series	0.75%	NA	0.41%[29]	NA	1.16%[29]	0.31%[31],[32]	0.85%[29]
MFS Total Return Series	0.75%	NA	0.08%[29]	NA	0.83%[29]	0.03%[33]	0.80%[29]
MFS Utilities Series	0.75%	NA	0.10%[29]	NA	0.85%[29]	0.03%[34]	0.82%[29]

29 The Fund has entered into an expense offset arrangement that reduces the Fund’s custodian fee based upon the amount of cash maintained by the Fund with its custodian. Such fee reduction is not reflected in the table. Had this fee reduction been taken into account, "Net Expenses" would be lower.
30 MFS has agreed in writing to reduce its management fee to 0.50% of average daily net assets annually. This written agreement will remain in effect until modified by the Fund’s Board of Trustees.
31 MFS has agreed in writing to bear the series' expenses, such that "Other Expenses", determined without giving effect to the expense offset arrangement that reduces the Fund’s custodian fee, do not exceed 0.15% annually. This written agreement excludes management fees, distribution and service fees, interest, taxes, extraordinary expenses, brokerage and transaction costs and investment-related expenses, and will continue until at least April 30, 2009.
32 MFS has agreed in writing to reduce its management fee to 0.70% annually on average daily net assets up to $1 billion.  This written agreement will remain in effect until modified by the Fund’s Board of Trustees.
33 MFS has agreed in writing to reduce its management fee to 0.65% annually on average daily net assets in excess of $3 billion.  This written agreement will remain in effect until modified by the Fund’s Board of Trustees.
34 MFS has agreed in writing to reduce its management fee to 0.70% annually on average daily net assets in excess of $1 billion.  This written agreement will remain in effect until modified by the Fund’s Board of Trustees.

Portfolio	Management Fees	12b-1/ Service Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Portfolio Annual Operating Expenses	Contractual Fee Waiver or Expense Reimbursement	Total Portfolio Annual Operation Expenses After Reimbursement
Seligman Portfolios, Inc.
Seligman Capital Portfolio (Class 2)	0.40%	0.25%	0.78%	NA	1.43%	NA	NA
Seligman Communications and Information Portfolio (Class 2)	0.75%	0.25%	0.35%	NA	1.35%	NA	NA
Seligman Smaller-Cap Value Portfolio (Class 2)	1.00%	0.19%	0.14%	NA	1.33%	NA	NA

GENERAL INFORMATION ABOUT KANSAS CITY LIFE

KANSAS CITY LIFE INSURANCE COMPANY

Kansas City Life Insurance Company is a stock life insurance company organized under the laws of the State of Missouri in 1895, and is located at 3520 Broadway, Kansas City, Missouri 64111-2565.  Kansas City Life is currently licensed to transact life insurance business in 48 states and the District of Columbia.

FIXED ACCOUNT

The Fixed Account is not registered under the Securities Act of 1933 and is not registered as an investment company under the Investment Company Act of 1940. The Securities and Exchange Commission has not reviewed the disclosure in this Prospectus relating to the Fixed Account. Certain general provisions of the Federal securities laws relating to the accuracy and completeness of statements made in prospectuses may still apply.

You may allocate some or all of your Premiums and transfer some or all of the Variable Account Value to the Fixed Account.  You may also make transfers from the Fixed Account, but restrictions may apply. (See "TRANSFER PRIVILEGE", page 29)  The Fixed Account is part of our general account and pays interest at declared rates guaranteed for each calendar year.  We guarantee that this rate will be at least 4%.

Our general account supports our insurance and annuity obligations.  Because the Fixed Account is part of our general account, we assume the risk of investment gain or loss on this amount.  All assets in the general account are subject to our general liabilities from business operations.

THE VARIABLE ACCOUNT AND THE FUNDS

KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT

We established the Kansas City Life Variable Life Separate Account as a separate investment account under Missouri law on April 24, 1995.  This Variable Account supports the Contracts and may be used to support other variable life insurance contracts as well as for other purposes permitted by law.  The Variable Account is registered with the Securities and Exchange Commission (“SEC”) as a unit investment trust under the Investment Company Act of 1940 (the “1940 Act”) and is a “separate account” within the meaning of the federal securities laws.  We have established other separate investment accounts that may also be registered with the SEC.

The Variable Account is divided into Subaccounts.  The Subaccounts available under the Contracts invest in shares of Portfolios of the Funds.  The Variable Account may include other Subaccounts not available under the Contracts and not otherwise discussed in this Prospectus.  We own the assets in the Variable Account.

We apply income, gains and losses of a Subaccount (realized or unrealized) without regard to any other income, gains or losses of Kansas City Life or any other separate account.  We cannot use Variable Account assets (reserves and other contract liabilities) to cover liabilities arising out of any other business we conduct.  We are obligated to pay all benefits provided under the Contracts.

THE FUNDS

Each of the Funds is registered with the SEC as a diversified open-end management investment company under the 1940 Act.  However, the SEC does not supervise their management, investment practices or policies.  Each Fund is a series fund-type mutual fund made up of the Portfolios and other series that are not available under the Contracts.  The investment objectives of each of the Portfolios are described below.

The investment objectives and policies of certain Portfolios are similar to the investment objectives and policies of other mutual fund portfolios that may be managed by the same investment adviser or manager.  The investment results of the Portfolios, however, may be higher or lower than the results of such other portfolios.  There can be no assurance that the investment results of any of the Portfolios will be comparable to the investment results of any other portfolios, even if the other portfolio has the same investment adviser or manager.

Not all Funds may be available in all states.

AIM Variable Insurance Funds

AIM V.I. Capital Appreciation Fund (Series I Shares) (Manager: Invesco Aim Advisors, Inc. – Sub-adviser(s): AIM Funds Management Inc. (anticipates changing its name to Invesco Trimark Investment Management Inc. on or prior to December 31, 2008); Invesco Global Asset Management (N.A.), Inc.; Invesco Institutional (N.A.), Inc.; Invesco Senior Secured Management, Inc.; Invesco Hong Kong Limited; Invesco Asset Management Limited; Invesco Asset Management (Japan) Limited; Invesco Asset Management Deutschland, GmbH; and Invesco Australia Limited).  The Fund’s investment objective is growth of capital.  The Fund seeks to meet its objective by investing primarily in common stocks of companies of all market capitalizations.  The Fund may invest up to 25% of its total assets in foreign securities.

AIM V.I. Core Equity Fund (Series I Shares) (Manager: Invesco Aim Advisors, Inc.  – Sub-adviser(s): AIM Funds Management Inc. (anticipates changing its name to Invesco Trimark Investment Management Inc. on or prior to December 31, 2008); Invesco Global Asset Management (N.A.), Inc.; Invesco Institutional (N.A.), Inc.; Invesco Senior Secured Management, Inc.; Invesco Hong Kong Limited; Invesco Asset Management Limited; Invesco Asset Management (Japan) Limited; Invesco Asset Management Deutschland, GmbH; and Invesco Australia Limited). The Fund’s investment objective is growth of capital.  The Fund seeks to meet its objective by investing, normally, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities, including convertible securities of established companies that have long-term above average growth in earnings, and growth companies that the portfolio managers believe have the potential for above-average growth in earnings.

AIM V.I. Technology Fund (Series I Shares) (Manager: Invesco Aim Advisors, Inc.  – Sub-adviser(s): AIM Funds Management Inc. (anticipates changing its name to Invesco Trimark Investment Management Inc. on or prior to December 31, 2008); Invesco Global Asset Management (N.A.), Inc.; Invesco Institutional (N.A.), Inc.; Invesco Senior Secured Management, Inc.; Invesco Hong Kong Limited; Invesco Asset Management Limited; Invesco Asset Management (Japan) Limited; Invesco Asset Management Deutschland, GmbH; and Invesco Australia Limited). The Fund’s investment objective is capital growth.  The Fund seeks to meet its objective by investing, normally, at least 80% of its assets in equity securities of issuers engaged primarily in technology-related industries.

American Century Variable Portfolios, Inc.

American Century VP Capital Appreciation Fund (Manager: American Century Investment Management, Inc.).  The investment objective of American Century VP Capital Appreciation is capital growth.  The Portfolio will seek to achieve its investment objective by investing primarily in common stocks that are considered by the investment adviser to have better-than-average prospects for appreciation.

American Century VP Income & Growth Fund (Manager: American Century Investment Management, Inc.).  American Century VP Income & Growth seeks capital growth.  Income is a secondary objective.  The Fund will seek to achieve its investment objective by investing in common stocks.

American Century VP International Fund (Manager: American Century Global Investment Management, Inc.).  The investment objective of American Century VP International Portfolio is capital growth.  The Portfolio will seek to achieve its investment objective by investing primarily in an internationally diversified portfolio of common stocks that are considered by management to have prospects for appreciation.  International investment involves special risk considerations.  These include economic and political conditions, expected inflation rates and currency swings.

American Century VP Mid Cap Value Fund (Manager: American Century Investment Management, Inc.). American Century VP Mid Cap Value seeks long-term capital growth. Income is a secondary objective. The Fund will seek to achieve its investment objective by investing in mainly U.S. Mid-cap companies believed to be undervalued.

American Century VP Ultra® Fund (Manager: American Century Investment Management, Inc.).  American Century VP Ultra seeks long-term capital growth. The Fund will seek to achieve its investment objective by investing in mainly U.S. large-cap companies.

American Century VP Value Fund (Manager: American Century Investment Management, Inc.).  American Century VP Value seeks long-term capital growth.  Income is a secondary objective.  The Fund will seek to achieve its investment objective by investing in securities that management believes to be undervalued at the time of purchase.

American Century Variable Portfolios II, Inc.

American Century VP Inflation Protection Fund (Class II) (Manager: American Century Investment Management, Inc.).  American Century VP Inflation Protection Fund seeks long-term total return using a strategy that seeks to protect against U.S. inflation.

Calamos Advisors Trust

Calamos Growth and Income Portfolio (Manager: Calamos Asset Management, Inc.). The Calamos Growth and Income Portfolio seeks high long-term total return through growth and current income.  The Portfolio invests primarily in a diversified portfolio of convertible, equity and fixed-income securities.  Convertible securities include debt obligations and preferred stock of the company issuing the security, which may be exchanged for a predetermined price (the conversion price) into the common stock of the issuer.

Dreyfus Variable Investment Fund

Appreciation Portfolio – Initial Shares (Manager: The Dreyfus Corporation; Sub-Investment Advisor: Fayez Sarofim & Co.).  The portfolio seeks long-term capital growth consistent with the preservation of capital.  Its secondary goal is current income.  To pursue these goals the portfolio invests at least 80% of it assets in common stocks.  The portfolio focuses on “blue chip” companies with total market values of more than $5 billion at the time of purchase.

Developing Leaders Portfolio – Initial Shares (Manager: The Dreyfus Corporation; Sub-Investment Advisor: Franklin Portfolio Associates).  The portfolio seeks capital growth.  To pursue this goal, the portfolio normally invests at least 80% of its assets in the stocks of companies Dreyfus believes to be developing leaders: companies characterized by new or innovative products, services or processes having the potential to enhance earnings or revenue growth.  Based on current market conditions, the portfolio primarily invests in companies with total market values of less than $2 billion at the time of purchase.

Dreyfus Stock Index Fund, Inc. – Initial Shares (Manager: The Dreyfus Corporation; Sub-Investment Advisor: Mellon Equity Associates).  The Fund seeks to match the total return of the Standard & Poor’s 500 Composite Stock Price Index.  To pursue this goal, the Fund generally invests in all 500 stocks in the S&P 500® in proportion to their weighting in the index.  The S&P 500® is an unmanaged index of 500 common stocks chosen to reflect the industries of the U.S. economy and is often considered a proxy for the stock market in general.  Each stock is weighted by its market capitalization, which means larger companies have greater representation in the index than smaller ones.  The Fund may also use stock index futures as a substitute for the sale or purchase of securities.

The Dreyfus Socially Responsible Growth Fund, Inc. – Initial Shares (Manager: The Dreyfus Corporation; Sub-Investment Advisor: Mellon Capital Management).  Seeks capital growth with current income as a secondary goal.  To pursue these goals, the Fund, under normal circumstances, at least 80% of its assets in the common stock of companies that, in the opinion of the Fund's management, meet traditional investment standards and conduct their business in a manner that contributes to the enhancement of the quality of life in America.

Federated Insurance Series

Federated American Leaders Fund II (Manager: Federated Equity Management Company of Pennsylvania).  The primary investment objective of the Federated American Leaders Fund II is to achieve long-term growth of capital.  The Fund's secondary objective is to provide income.  The Fund pursues its investment objectives by investing primarily in equity securities of large capitalization companies that are in the top 50% of their industry in terms of revenues, are characterized by sound management and have the ability to finance expected growth.

Federated High Income Bond Fund II (Manager: Federated Investment Management Company).  The investment objective of the Federated High Income Bond Fund II is to seek high current income.  The Fund endeavors to achieve its objective by investing primarily in lower-rated corporate debt obligations commonly referred to as “junk bonds.”

Federated Prime Money Fund II (Manager: Federated Investment Management Company).  The investment objective of the Federated Prime Money Fund II is to provide current income consistent with stability of principal and liquidity.  The Fund invests primarily in a portfolio of short-term, high-quality, fixed-income securities issued by banks, corporations and the U.S. government. The Fund will have a dollar-weighted average portfolio maturity of 90 days or less.

Fidelity® Variable Insurance Products Contrafund® Portfolio

VIP Contrafund® Portfolio (Service Class 2) (Manager: FMR).  The investment objective of the VIP Contrafund Portfolio is to seek long-term capital appreciation

Fidelity® Variable Insurance Products

VIP Freedom Income Portfolio (Service Class 2) (Manager: FMR).  The investment objective of the VIP Freedom Income Portfolio seeks high total return with a secondary objective of principal preservation.

VIP Freedom 2010 Portfolio (Service Class 2) (Manager: FMR).  The investment objective of the VIP Freedom 2010 Portfolio seeks high total return with a secondary objective of principal preservation as the Fund approaches its target date and beyond.

VIP Freedom 2015 Portfolio (Service Class 2) (Manager: FMR). The investment objective of the VIP Freedom 2015 Portfolio seeks high total return with a secondary objective of principal preservation as the Fund approaches its target date and beyond.

VIP Freedom 2020 Portfolio (Service Class 2) (Manager: FMR).  The investment objective of the VIP Freedom 2020 Portfolio seeks high total return with a secondary objective of principal preservation as the Fund approaches its target date and beyond.

VIP Freedom 2025 Portfolio (Service Class 2) (Manager: FMR). The investment objective of the VIP Freedom 2025 Portfolio seeks high total return with a secondary objective of principal preservation as the Fund approaches its target date and beyond.

VIP Freedom 2030 Portfolio (Service Class 2) (Manager: FMR).  The investment objective of the VIP Freedom 2030 Portfolio seeks high total return with a secondary objective of principal preservation as the Fund approaches its target date and beyond.

Franklin Templeton Variable Insurance Products Trust

Franklin Global Real Estate Fund (Class 2) (formerly Franklin Global Real Estate Securities Fund (Class 2)) (Manager: Franklin Advisers, Inc.).  Seeks high total return. The Fund normally invests at least 80% of its net assets in investments of companies located anywhere in the world that operate in the real estate sector.

Franklin Small-Mid Cap Growth Securities Fund (Class 2) (Manager: Franklin Advisers, Inc.).  Seeks long-term capital growth. The Fund normally invests at least 80% of its net assets in investments of small capitalization and mid capitalization companies.

Templeton Developing Markets Securities Fund (Class 2) (Manager: Templeton Asset Management Ltd.).  Seeks long-term capital appreciation. The Fund normally invests at least 80% of its net assets in emerging market investments, and invests primarily to predominantly in equity securities.

Templeton Foreign Securities Fund (Class 2) (Manager: Templeton Investment Counsel, LLC.).  Seeks long-term capital growth.  The Fund normally invests at least 80% of its net assets in investments of issuers located outside the U.S., including those in emerging markets and normally invests predominantly in equity securities.

J.P. Morgan Series Trust II

JPMorgan Mid Cap Value Portfolio (Manager: J.P. Morgan Investment Management Inc.).  JPMorgan Mid Cap Value Portfolio seeks growth from capital appreciation.  Under normal circumstances, the Portfolio invests at least 80% of its Assets in equity securities of mid-cap companies. "Assets" mean net assets, plus the amount of borrowings for investment purposes.

JPMorgan Small Company Portfolio (Manager: J.P. Morgan Investment Management Inc.).  JPMorgan Small Company Portfolio seeks to provide high total return from a portfolio of small company stocks. Under normal circumstances, the Portfolio invests at least 80% of its Assets in equity securities of small-cap companies.  These small-cap securities will be primarily securities of companies located in the U.S.  "Assets" mean net assets, plus the amount of borrowings for investment purposes.

JPMorgan U.S. Large Cap Core Equity Portfolio (Manager: J.P. Morgan Investment Management Inc.). JPMorgan U.S. Large Cap Core Equity Portfolio seeks to provide high total return from a portfolio of selected equity securities.  Under normal circumstances, the Portfolio invests at least 80% of the value of its Assets in equity investments of large-cap U.S. companies.  "Assets" mean net assets, plus the amount of borrowings for investment purposes.

MFS® Variable Insurance TrustSM

MFS Growth Series (formerly MFS Emerging Growth Series) (Manager:  MFS Investment Management®).  The Growth Series Fund investment objective is to seek capital appreciation. The Fund’s objective may be changed without shareholder approval.

MFS Research Series (Manager:  MFS Investment Management®).  The Research Series Fund investment objective is to seek capital appreciation. The Fund’s objective may be changed without shareholder approval.

MFS Research Bond Series (Manager:  MFS Investment Management®). The Research Bond Series Fund investment objective is to seek total return with an emphasis on current income, but also considering capital appreciation. The Fund’s objective may be changed without shareholder approval.

MFS Strategic Income Series (Manager:  MFS Investment Management®).  The Strategic Income Series Fund investment objective is to seek total return with an emphasis on high current income, but also considering capital appreciation. The Fund’s objective may be changed without shareholder approval.

MFS Total Return Series (Manager:  MFS Investment Management®).  The Total Return Series Fund investment objective is to seek total return. The Fund’s objective may be changed without shareholder approval.

MFS Utilities Series (Manager:  MFS Investment Management®). The Utilities Series seeks Fund investment objective is to seek total return. The Fund’s objective may be changed without shareholder approval.

Seligman Portfolios, Inc.

Seligman Capital Portfolio (Class 2) (Manager:  J. & W. Seligman & Co. Incorporated).  The objective is capital appreciation.  The Portfolio invests primarily in the common stock of medium-sized U.S. companies.

Seligman Communications and Information Portfolio (Class 2) (Manager:  J. & W. Seligman & Co. Incorporated).  The Portfolio’s objective is capital gain.  The Portfolio seeks to achieve this objective by investing at least 80% of its net assets, in securities of companies operating in the communications, information and related industries.  The Portfolio may invest in companies of any size.

Seligman Smaller-Cap Value Portfolio (Class 2) (Manager:  J. & W. Seligman & Co. Incorporated).  The Portfolio seeks long-term capital appreciation by investing at least 80% of its net assets in common stocks of companies with small market capitalizations that are deemed to be value companies by the portfolio manager with market capitalizations of $3 billion or less.

See the current prospectus for each Fund that accompanies this Prospectus as well as the current Statement of Additional Information for each Fund.  These important documents contain more detailed information regarding all aspects of the Funds.  Please read the prospectuses for the Funds carefully before making any decision concerning the allocation of Premium Payments or transfers among the Subaccounts.  You should know that during extended periods of low interest rates, the yields of the Federated Prime Money Fund II may also become extremely low and possibly negative.

We cannot guarantee that each Fund or portfolio will always be available for the Contracts, but in the event that a Fund or portfolio is not available, we will take reasonable steps to secure the availability of a comparable Fund.  Shares of each portfolio are purchased and redeemed at net asset value, without a sales charge.

We select the Funds offered through this Contract based on several criteria, including asset class coverage, the strength of the adviser’s or subadviser’s reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm.  Another factor we may consider during the selection process is whether the Fund, its adviser, its subadviser(s), or an affiliate will make payments to us or our affiliates.  We review the Funds periodically and may remove a Fund or limit its availability to new Premiums and/or transfers of Variable Account Value if we determine that the Fund no longer meets one or more of the selection criteria, and/or if the Fund has not attracted significant allocations from Owners.

We do not provide any investment advice and do not recommend or endorse any particular Fund.  You bear the risk of any decline in the Variable Account Value of your Contract resulting from the performance of the Funds you have chosen.

We (or our affiliates) may receive payment from a Fund’s investment adviser (or its affiliates).  These payments may be used for any corporate purpose, including payment of expenses that the Kansas City Life and/or its affiliates incur in promoting, marketing, and administering the Contracts and, in its role as an intermediary, the Funds.  Kansas City Life and its affiliates may profit from these payments.  These payments may be derived, in whole or in part, from the advisory fee deducted from Fund assets.  Owners, through their indirect investment in the Funds, bear the costs of these advisory fees (see the Funds’ prospectuses for more information).  This compensation is not reflected in fees and expenses listed in the fee table set forth in each Fund's prospectus.  The amount of this compensation is generally based upon a percentage of the assets of the Fund attributable to the Contracts and other contracts we issue.  These percentages differ and some advisers (or affiliates) may pay us (or our affiliates) more than others.  Currently, these percentages range from 0.15% to 0.25%.

Additionally, an investment adviser or subadviser of a Fund or its affiliates may provide Kansas City Life with wholesaling services that assist in the distribution of the Contracts and may pay Kansas City Life and/or certain of our affiliates amounts to participate in sales meetings.  These amounts may be significant and may provide the adviser or subadviser (or their affiliate) with increased access to persons involved in the distribution of the Contracts.

Certain Funds have adopted a Distribution Plan under Rule 12b-1 of the Investment Company Act of 1940.  The Distribution Plan is described in more detail in the Underlying Fund’s prospectus. (See “Fee Table—Annual Portfolio Operating Expenses” and ““SALE OF THE CONTRACTS,” page 54)  The payments are deducted from assets of the Funds and are paid to our distributor, Sunset Financial Services, Inc.  These payments decrease the Fund’s investment return.

We make certain payments to Sunset Financial Services, Inc., principal underwriter for the Contracts (see “SALE OF THE CONTRACTS,” page 54).

ADDITION, DELETION OR SUBSTITUITION OF INVESTMENTS

Subject to applicable law, we may make additions to, deletions from, or substitutions for the shares that are held in the Variable Account or that the Variable Account may purchase.  If the shares of a portfolio are no longer available for investment, if further investment in any portfolio should become inappropriate (in our judgment) in view of the purposes of the Variable Account, or for any other reason in our sole discretion, we may redeem the shares, if any, of that portfolio and substitute shares of another registered open-end management investment company.  The substituted Fund may have different fees and expenses than the replaced Fund. Substitutions may be made with respect to existing investments or the investment of future Premiums or both.  We will not substitute any shares attributable to a Contract's interest in a Subaccount of the Variable Account without notice and prior approval of the SEC and state insurance authorities, to the extent required by applicable law.

Subject to applicable law and any required SEC approval, we may establish new Subaccounts or eliminate one or more Subaccounts if marketing needs, tax considerations or investment conditions warrant, or for any other reason in our sole discretion.  We will determine on what basis we might make any new Subaccounts available to existing Contract Owners.  Furthermore, we may close Subaccounts to allocation of Premiums or Contract Value, or both, at any time in our sole discretion.

If we make any of these substitutions or changes we may, by appropriate endorsement, change the Contract to reflect the substitution or change.  If we decide it is in the best interests of Contract Owners (subject to any approvals that may be required under applicable law), we may take the following actions with regard to the Variable Account:

•	operate the Variable Account as a management investment company under the 1940 Act;
•	de-register it under that Act if registration is no longer required; or
•	combine it with other Kansas City Life separate accounts.

VOTING RIGHTS

We are the legal owner of shares held by the Subaccounts and we have the right to vote on all matters submitted to shareholders of the Funds.  As required by law, we will vote shares held in the Subaccounts in accordance with instructions received from Owners with Contract Value in the Subaccounts.  We may be permitted to vote shares of the Funds in our own right if the applicable federal securities laws, regulations or interpretations of those laws or regulations change.

We will solicit voting instructions from you, as required by applicable law or regulation, before any Fund shareholder meeting.  Your number of votes will be calculated separately for each Subaccount of the Variable Account, and may include fractional shares.  The number of votes attributable to a Subaccount will be determined by applying your percentage interest, if any, in a particular Subaccount to the total number of votes attributable to that Subaccount.  The number of votes for which you may give instructions will be determined as of the date established by the Fund for determining shareholders eligible to vote.  We will vote shares held by a Subaccount for which we have no instructions and any shares held in our general account in the same proportion as those shares for which we do receive voting instructions.  This means that a small number of Owners may control the outcome of the vote.

If required by state insurance officials, we may disregard voting instructions if such instructions would require us to vote shares in a manner that would:

•	cause a change in sub-classification or investment objectives of one or more of the Portfolios;
•	approve or disapprove an investment advisory agreement; or
•
require changes in the investment advisory contract or investment adviser of one or more of the Portfolios, if we reasonably disapprove of such changes in accordance with applicable federal regulations.

If we ever disregard voting instructions, we will advise you of that action and of the reasons for it in the next semiannual report.  We may also modify the manner in which we calculate the weight to be given to pass-through voting instructions when such a change is necessary to comply with current federal regulations or the current interpretation of them.

CHARGES AND DEDUCTIONS

We may realize a profit on any charges and deductions.  We may use this profit for any purpose, including payment of distribution charges.  Below is a listing and description of the applicable charges and deductions under the Contract.

PREMIUM EXPENSE CHARGE

We deduct a 2.25% premium expense charge from each Premium Payment.  This charge reimburses us for state and local premium taxes as well as related administrative expenses associated with the Contracts.  We apply Premiums to your Contract net of the premium expense charge.

State premium tax rates vary by state and currently range between 0.5% and 3.5%.  We may be subject to retaliatory tax in some states so that the effective premium tax ranges from 2% to 3.5%.  The premium expense charge that we deduct from each of your Premiums may not necessarily reflect the tax charged in your state, and will be deducted even if we are not subject to a premium or retaliatory tax in your state.

MONTHLY DEDUCTION

We will make Monthly Deductions to collect various charges under your Contract.  We will make these Monthly Deductions on each Monthly Anniversary Day following the Allocation Date.  On the Allocation Date, we will deduct Monthly Deductions for the Contract Date and each Monthly Anniversary that has occurred prior to the Allocation Date. (See “PREMIUM ALLOCATIONS AND CREDITING,”page 28)  The Monthly Deduction consists of:

•	cost of insurance charges;
•	monthly expense charges; and

•	any charges for supplemental and/or rider benefits, as described below.

We deduct the Monthly Deduction pro rata on the basis of the portion of Contract Value in each Subaccount and/or the Fixed Account.

Cost of Insurance Charge.  This charge compensates us for the expense of providing insurance coverage.  The charge depends on a number of variables and will vary from Contract to Contract and from month to month.  For any Contract, we calculate the cost of insurance on a Monthly Anniversary Day by multiplying the current cost of insurance rate for the Insured by the net amount at risk for that Monthly Anniversary Day.

The cost of insurance rate for a Contract on a Monthly Anniversary Day is based on the Insured's Age, sex, number of completed Contract Years, Specified Amount and risk class.  We currently place Insureds in one of the following classes, based on underwriting:

•	Standard Smoker—available issue ages 15-80
•	Standard Nonsmoker—available issue ages 0-80
•	Preferred Nonsmoker—available issue ages 15-80

We may place an Insured in a substandard risk class, which involves a higher mortality risk than the Standard Smoker or Standard Nonsmoker classes.

The net amount at risk on a Monthly Anniversary Day is the difference between the death benefit (discounted at an interest rate which is the monthly equivalent of 4% per year) and the Contract Value (as calculated on that Monthly Anniversary Day before the cost of insurance charge is deducted).  If you have chosen Coverage Option A for your death benefit, the net amount at risk generally will decrease as the Contract Value increases and increase as Contract Value decreases (assuming you do not decrease or increase the Specified Amount). (See "HOW YOUR CONTRACT VALUES VARY," page 42, for explanation of the factors that affect Contract Value).  If you have chosen Option B for your death benefit, the net amount at risk generally remains constant.

We guarantee that the cost of insurance rates will not exceed the maximum cost of insurance rates set forth in the Contract.  The guaranteed rates for standard and preferred classes are based on the 1980 Commissioners' Standard Ordinary Mortality Tables, Male or Female, Smoker or Nonsmoker Mortality Rates (“1980 CSO Tables”).  The guaranteed rates for substandard classes are based on multiples of or additives to the 1980 CSO Tables.

Our current cost of insurance rates may be less than the guaranteed rates that are set forth in the Contract.  We will determine current cost of insurance rates based on our expectations as to future mortality experience.  We may change these rates from time to time.

Cost of insurance rates for an Insured in a nonsmoker standard class are lower than rates for an Insured of the same Age and sex in a smoker standard class.  Cost of insurance rates for an Insured in a nonsmoker or smoker standard classes are lower than guaranteed rates for an Insured of the same Age, sex and smoking class in a substandard risk class.

Cost of Insurance Rates for Increases.  We will determine the cost of insurance rate for an increase in Specified Amount on each Monthly Anniversary Day.  It is based on the Insured's Age, sex, number of completed Contract Years and risk class.

We place the Insured in a risk class when we approve the Contract, based on our underwriting of the application.  When you request an increase in Specified Amount, we do additional underwriting before approving the increase (except as noted below) to determine the risk class that will apply to the increase.  If the risk class for the increase has lower cost of insurance rates than the existing risk class, we apply the lower rates to the entire Specified Amount.  If the risk class for the increase has higher cost of insurance rates than the existing class, we apply the higher rates only to the increase in Specified Amount and the existing risk class will continue to apply to the existing Specified Amount.

We do not conduct underwriting for an increase in Specified Amount if you request the increase as part of a conversion from a term contract or on exercising the Option to Increase Specified Amount Rider.  (See “SUPPLEMENTAL AND/OR RIDER BENEFITS,” page 32)  In the case of a term conversion, the risk class that applies to the increase is based on the provisions of the term contract.  In the case of an increase under the Option to Increase Specified Amount Rider, the Insured's risk class for an increase is the class in effect on the initial Specified Amount at the time that you elect the increase.

We determine the net amount at risk associated with a Specified Amount increase by determining the percentage that the Specified Amount increase bears to the Contract's total Specified Amount immediately following the increase.  The resulting percentage is the part of the Contract's total net amount at risk that we attribute to the Specified Amount increase.  We attribute the remaining percentage of the Contract's total net amount at risk to the existing Specified Amount.  (For example, if the Contract's Specified Amount is increased by $100,000 and the total Specified Amount is $250,000, then we attribute 40% of the total net amount at risk to the Specified Amount increase.)  On each Monthly Anniversary Day, the net amount at risk we use to determine the cost of insurance charge associated with the Specified Amount increase is the Contract's total net amount of risk at that time, multiplied by the percentage calculated as described above.  This percentage remains fixed until the Specified Amount is changed.

We may make a profit from this charge.  Any profit may be used to finance distribution expenses.

Monthly Expense Charge.  The monthly expense charge is part of the Monthly Deduction.  We begin deducting the monthly expense charge from the Contract Value as of the Contract Date.  (See “DETERMINATION OF CONTRACT DATE,” page 27)  Thereafter, we deduct a monthly expense charge as of each Monthly Anniversary Day.  The monthly expense charge is made up of two parts:

•	a maintenance charge which is a level monthly charge that applies in all years. We guarantee that the maintenance charge will not exceed $6.00.
•	an acquisition charge which is a charge of $20 per Contract Month. This charge applies for the first Contract Year and for 12 months following the effective date of an increase in Specified Amount.

The monthly expense charge reimburses us for expenses incurred in the administration of the Contracts and the Variable Account.  Even if the guaranteed charges prove to be insufficient, we will not increase the charges above such guaranteed levels and we will incur the loss.

Supplemental and/or Rider Benefit Charges.  These charges are part of the Monthly Deduction and vary by the benefit.

•	Disability Continuance Insurance. We assess a monthly charge per $1,000 of net amount at risk.
•	Disability Premium Benefit Rider. We assess a monthly charge per $100 of rider coverage amount.
•	Accidental Death Benefit. We assess a monthly charge per $1,000 of rider coverage amount.
•	Option to Increase Specified Amount. We assess a monthly charge per $1,000 of rider coverage amount.
•	Spouse's Term Insurance. We assess a monthly charge per $1,000 of rider coverage amount.
•	Children's Term Insurance. We assess a monthly charge per $1,000 of rider coverage amount.
•	Other Insured Term Insurance. We assess a monthly charge per $1,000 of rider coverage amount.
•	Extra Protection. We assess a monthly charge per $1,000 of rider coverage amount.
•	Monthly Benefit Rider. We assess a monthly charge per $100 of rider coverage amount.
•
Acceleration of Death Proceeds/Enhanced Living Benefits Rider.  We assess a monthly charge per $1,000 of net amount at risk multiplied by the Benefit Base divided by the Specified Amount of the Contract per month.

•	Accelerated Death Benefit/Living Benefits Rider. We assess a $250 processing fee. We may waive this fee.
•
Accelerated Death Benefit/Terminal Illness Rider.  We assess a $200 processing fee and an interest charge from the accelerated death benefit payment. We currently do not charge the $200 processing fee. We also will deduct a loan repayment amount from the accelerated death benefit payment.

•	Maturity Extension Rider. We do not assess a charge for this rider.

DAILY MORTALITY AND EXPENSE RISK CHARGE

We deduct a daily charge from assets in the Subaccounts attributable to the Contracts.  This charge does not apply to Fixed Account assets.  The current charge is at an annual rate of 0.90% of net assets.  We guarantee that this rate will not increase for the duration of a Contract.

The mortality risk we assume is that the Insured may die sooner than anticipated and we have to pay death benefits greater than we anticipated.  The expense risk we assume is that expenses incurred in issuing and administering the Contracts and the Variable Account will exceed the administrative charges we assess.  We may make a profit from this charge. Any profit may be used to finance distribution expenses.

TRANSFER PROCESSING FEE

The first six transfers during each Contract Year are free. We will assess a $25 transfer processing fee for each additional transfer. For the purpose of assessing the fee, we will consider each written or telephone, facsimile and electronic mail authorization request for a transfer to be one transfer, regardless of the number of accounts affected by the transfer. We will deduct the transfer-processing fee from the amount being transferred or from the remaining Contract Value, according to your instructions.

SURRENDER CHARGE

During the first fifteen Contract Years or the fifteen years following an increase in Specified Amount, we will deduct a surrender charge from the Contract Value if the Contract is completely surrendered; lapses, or the Specified Amount is reduced (including when a partial surrender reduces the Specified Amount).  The surrender charge deducted upon a reduction in Specified Amount is calculated as if the amount of the reduction is the amount surrendered.  The surrender charge is the sum of two parts:

•	the deferred sales load; and
•	the deferred administrative expense.

The total surrender charge will not exceed the maximum surrender charge set forth in your Contract.  An additional surrender charge and surrender charge period will apply to each portion of the Contract resulting from a Specified Amount increase, starting with the effective date of the increase.  For purposes of calculation surrender charges deducted upon a decrease in Specified Amount due to a partial surrender, we allocate Premiums paid based upon the proportion that the "coverage premium weighting factor" for the initial Specified Amount and each decrease bears to the total "coverage premium weighting factor" for the Contract.  The "coverage premium weighting factor" is a hypothetical level amount that would be payable through the Maturity Date for the benefits provided under the Contract.  (See "CHANGES IN SPECIFIED AMOUNT," page 45)  Also, for purposes of calculating the surrender charge, decreases in Specified Amount are taken on a "last-in, first-out" (LIFO) basis.

We credit any surrender charge deducted upon lapse back to the Contract Value upon reinstatement.  The surrender charge on the date of reinstatement will be the same as it was on the date of lapse.  For purposes of determining the surrender charge on any date after reinstatement, the period during which the Contract was lapsed will not count.

Under some circumstances the amount of the surrender charge during the first few Contract Years could result in a Cash Surrender Value of zero.  This will depend upon a number of factors, but is more likely if:

•	Premiums paid are equal to or only slightly higher than the Guaranteed Monthly Premium shown in your Contract; or
•	if investment performance of the Subaccounts is too low.

Deferred Sales Load. The purpose of the deferred sales load is to reimburse us for some of the expenses we incur in the distribution of the Contracts.  The maximum deferred sales load is 30% of actual Premiums paid up to a maximum Premium amount shown in the Contract. We base the maximum Premium amount shown in the Contract on the issue age, sex, Specified Amount and smoking and risk class applicable to the Insured.  (See the Appendix for a chart that shows the maximum deferred sales load factor per $1,000 of Specified Amount for male and female smoker and non-smoker Insureds of varying ages in the standard risk class.)  If you increase the Contract's Specified Amount, a separate deferred sales load will apply to the Specified Amount increase, based on the Insured's Age, sex and smoking and risk class at the time of the increase.

The deferred sales load in the first nine years of the surrender charge period is 30% of actual Premiums paid up to the maximum Premium amount shown in the Contract.  After the ninth year of the surrender charge period, the deferred sales load declines until it reaches 0% in the fifteenth year of the surrender charge period.

Deferred Administrative Expense. The deferred administrative expense partially covers the administrative costs of the Contracts as well as other overhead costs connected with our variable life insurance operations.

The Table below shows the deferred administrative expense we deduct if the Contract is completely surrendered, lapses or if the Specified Amount is reduced (including when a partial surrender reduces the Specified Amount) during the first fifteen years of the Contract or during the fifteen years following an increase in Specified Amount.  The deferred administrative expense is a dollar amount per $1,000 of Specified Amount and grades down to zero at the end of fifteen years.

Table of Deferred Administrative Expenses per $1,000 of Specified Amount

End of Year*	Deferred Administrative Expense
1-5	5.00
6	4.50
7	4.00
8	3.50
9	3.00
10	2.50
11	2.00
12	1.50
13	1.00
14	0.50
15	0.00

* End of year means number of completed Contract Years or number of completed years following an increase in Specified Amount.

After the fifth year, we will prorate monthly the deferred administrative expense between years. The charge for the first five years is level.

Example.  Assume that a 35-year old male smoker in a risk class of Preferred purchases a Contract with a $100,000 Specified Amount.  He makes annual Premium Payments of $1,000 per year for five Contract Years.  In year five, he surrenders the Contract.

Deferred Sales Load Portion of the Surrender Charge. The deferred sales load is equal to 30% of actual Premiums paid up to a maximum Premium amount shown in the Contract of $5,040.  This maximum amount can be calculated by multiplying (i) the deferred sales load factor shown in the Appendix for a 35-year old male non-smoker in the Preferred risk class, or 50.40, by (ii) $100,000 (the Specified Amount) divided by $1,000 (since the factors are expressed in amounts per $1,000 of Specified Amount).  Since actual Premiums paid, or $5,000, is less than the maximum Premium amount, $5,040, the deferred sales load charge is 30% of actual Premiums paid, or $1,500.

Deferred Administrative Expense Portion of the Surrender Charge. The deferred administrative expense is equal to a dollar amount per $1,000 of Specified Amount.  This amount can be calculated by multiplying (i) $5.00 (since the Contract is surrendered in year five), by (ii) $100,000 (the Specified Amount) divided by $1,000 (since the dollar amounts are expressed per $1,000 of Specified Amount).  The result equals $500.

Total Surrender Charge. The total surrender charge is equal to the sum of the deferred sales load and the deferred administrative expense.  In the above example, the total surrender charge is equal to the sum of (i) the deferred sales load, $1,500, and (ii) the deferred administrative charge, $500, or $2,000.

PARTIAL SURRENDER FEE

We deduct an administrative charge upon a partial surrender.  This charge is the lesser of 2% of the amount surrendered or $25. We will deduct this charge from the Contract Value in addition to the amount requested to be surrendered and it will be considered as part of the partial surrender amount.  You pay this partial surrender fee on any partial surrender.  You also pay a surrender charge as described above if the partial surrender reduces the Specified Amount during the first fifteen years of the Contract or during the fifteen years following an increase in Specified Amount.

FUND EXPENSES

The Funds deduct investment advisory fees and other expenses from Portfolio assets.  The value of the net assets of each Subaccount already reflects the investment advisory fees and other expenses incurred by the corresponding Portfolio in which the Subaccount invests.  This means that these charges are deducted before we calculate Subaccount Values.  These charges are not directly deducted from your Contract Value.  For information about the investment advisory fees and other expenses incurred by the Portfolios, see the “Fee Table” of this Prospectus and the accompanying prospectuses for the Funds.

OTHER TAX CHARGE

We do not currently assess a charge for any taxes other than state and local premium taxes incurred as a result of the operations of the Subaccounts.  We reserve the right to assess a charge for such taxes against the Subaccounts if we determine that such taxes will be incurred.

THE CONTRACT

PURCHASING A CONTRACT

This Prospectus provides a general description of the Contracts.  The terms of certain features of the Contracts issued in your state may differ from those described in this Prospectus.  The most common differences include the chronic condition trigger that is part of the acceleration of death proceeds/enhanced living benefits rider, and under payments or over payments due to misstatement of Age or sex.  In addition, optional riders may not be available in all states.  See your Contract for specific variations.  Your registered representative may also provide you with additional information about state variations.

WHO SHOULD PURCHASE A CONTRACT

The Contract is designed to provide long-term insurance benefits and may also provide long-term accumulation of value.  You should evaluate the Contract in conjunction with other insurance policies that you own and you should consider your insurance needs and the Contract's long-term investment potential.  It may not be an advantage to you to replace existing insurance coverage with this Contract.  You should carefully consider replacement especially if the decision to replace existing coverage is based solely on a comparison of illustrations.

APPLYING FOR A CONTRACT

To purchase a Contract, you must complete an application and submit it through an authorized registered representative.  If you are eligible for temporary life insurance coverage, a temporary insurance agreement (“TIA”) should also accompany the application.  As long as the initial Premium Payment accompanies the TIA, the TIA provides insurance coverage from the date we receive the required Premium at our Home Office to the date we approve your application.  In accordance with our underwriting rules, temporary life insurance coverage may not exceed $500,000.  The TIA may not be in effect for more than 60 days. At the end of the 60 days, the TIA coverage terminates and we will return the initial Premium to the applicant.

For coverage under the TIA, you must pay an initial Premium that is at least equal to two Guaranteed Monthly Premiums.  We require only one Guaranteed Monthly Premium for Contracts when Premium Payments will be made under a pre-authorized payment or combined billing arrangement. (See “PREMIUMS,” page 40)

We require satisfactory evidence of the proposed Insured's insurability, which may include a medical examination.  The available issue ages are 0 through 80 on a nonsmoker basis, 15 through 80 on a preferred nonsmoker basis, and 15 through 80 on a smoker basis.  Age is determined on the Contract Date based on the Insured's Age last birthday.  The minimum Specified Amount is $100,000 for issue ages 0-49 and $50,000 for issue ages 50-80.  Acceptance of an application depends on our underwriting rules.  We have the right to reject any application.

While the Insured is living, the Owner may name a contingent Owner or a new Owner by Written Notice.  If a contingent Owner has not been named, ownership of the Contract passes to the estate of the last Owner to die.  The Owner may also be changed prior to the Insured's death by Written Notice satisfactory to us.  A change in Owner may have adverse tax consequences.  (See “TAX CONSIDERATIONS,” page 50)

OWNERSHIP

The Insured is the Owner unless otherwise provided in the application.  As Owner, you may exercise every right provided by your contract.  These rights and privileges end at the Insured’s death.

The consent of the Beneficiary is required to exercise these rights if you have not reserved the right to change the Beneficiary.

CHANGES OF OWNERSHIP

You may change the ownership of this Contract while the Insured is alive by giving Written Notice to us.  The change will be effective on the date your Written Notice was signed, but will have no effect on any payment made or other action taken by us before we receive it at our Home Office.  We may require that the Contract be submitted for endorsement to show the change.

Certain federal income tax consequences may apply to a change of ownership.  You should consult with your tax advisor before requesting any changes of ownership.

DETERMINATION OF CONTRACT DATE

In general, when applications are submitted with the required Premium Payment, the Contract Date will be the same as that of the TIA.  For Contracts where the required Premium Payment is not accepted at the time of application or Contracts where values are applied to the new Contract from another contract, the Contract Date will be the approval date plus up to seven days.  There are several exceptions to these rules described below.

Contract Date Calculated to be 29th, 30th or 31st of Month

No Contracts will be given a Contract Date of the 29th, 30th or 31st of the month.  When values are applied to the new Contract from another contract and the Contract Date would be calculated to be one of these dates, the Contract Date will be the 28th of the month.  In all other situations in which the Contract Date would be calculated to be the 29th, 30th or 31st of the month, the Contract Date will be the 1st of the next month.

Pre-Authorized Check Payment Plan (PAC) or Combined Billing (CB)--Premium with Application

If you request PAC or CB and provide the initial Premium with the application, the Contract Date will be the date of approval. Combined Billing is a billing where multiple Kansas City Life contracts are billed together.

Government Allotment (GA) and Federal Allotment (FA)

If you request GA or FA on the application and provide an initial Premium with the application, the Contract Date will be the date of approval. If you request GA or FA and we do not receive the required initial Premium, the Contract Date will be the date we receive a full monthly allotment.

Conversions

If you convert a Kansas City Life term insurance product to a new Contract, the Contract Date will be the date up to which the Premiums for the previous contract are paid. If you are converting more than one term policy, the Contract Date will be determined by the contract with the earliest date to which Premiums are paid.

The Contract Date is determined by these guidelines except you may be permitted by state insurance law to backdate the Contract to preserve insurance Age (and receive a lower cost of insurance rate).  In no case may the Contract Date be more than six months prior to the date the application was completed.  We will charge Monthly Deductions from the Contract Date.

If coverage under an existing Kansas City Life insurance contract is being replaced, that contract will be terminated and values will be transferred on the date when you have met all underwriting and other requirements and we have approved your application.  We will deduct Contract charges as of the Contract Date.

REPLACEMENT OF EXISTING INSURANCE

It may not be in your best interest to surrender, lapse, change, or borrow from existing life insurance or annuity contracts in connection with the purchase of a Contract.  You should replace your existing insurance only when you determine that the Contract is better for you.  The charges and benefits of your existing insurance may be different from a Contract purchased from us.  You may have to pay a surrender charge on your existing insurance, and the Contract will impose a new sales charge and surrender charge period.

You should talk to your financial professional or tax adviser about the tax consequences associated with such an exchange, including whether the exchange will be tax-free.  If you surrender your existing contract for cash and then buy the Contract, you may have to pay a tax, including possibly a penalty tax, on the surrender.  Also, because we will not issue the Contract until we have received an initial Premium from your existing insurance company, the issuance of the Contract may be delayed.

FREE LOOK RIGHT TO CANCEL CONTRACT

You may cancel your Contract for a refund during your “free-look” period.  You may also cancel an increase in Specified Amount that you have requested during the "free-look" period for the increase.  The free look period expires on the latest of:

•	10 days after you receive your Contract or for an increase, your adjusted Contract;
•	45 days after your application for either the Contract or the increase in Specified Amount is signed; or
•	10 days after we mail or deliver a cancellation notice.

If you decide to cancel the Contract or an increase in Specified Amount, you must return the Contract to the Home Office or to the authorized registered representative who sold it.  Immediately after mailing or delivery within the “free-look” period, the Contract or the increase will be deemed void from the beginning.  If you cancel the Contract, we will refund Premiums paid within seven calendar days after we receive the returned Contract.  (This means that the amount we refund will not reflect either gains or losses resulting from Subaccount performance.)  If you cancel an increase in the Specified Amount, we will return any charges attributable to the increase to your Contract Value.

ALLOCATIONS AND TRANSFERS

PREMIUM ALLOCATIONS AND CREDITING

In the Contract application, you select how we will allocate Premiums (less premium expense charges) among the Subaccounts and the Fixed Account.  The sum of your allocations must equal 100%.  We may limit the number of Subaccounts to which you allocate Premiums (not applicable to Texas Contracts).  We will never limit the number to less than 15.  You may change the allocation percentages at any time by sending Written Notice.  You may make changes in your allocation by telephone, facsimile and electronic mail if you have provided proper authorization.  (See “TELEPHONE, FACSIMILE, ELECTRONIC MAIL AND INTERNET AUTHORIZATIONS,” page 55)  The change will apply to the Premium Payments received with or after receipt of your notice.

On the Allocation Date, we will allocate the initial Premium to the Federated Prime Money Fund II Subaccount.  If we receive any additional Premiums before the Reallocation Date, we will also allocate these Premiums to the Federated Prime Money Fund II Subaccount.

On the Reallocation Date we will allocate the amount in the Federated Prime Money Fund II Subaccount as directed in your application.

We will credit Premiums received on or after the Reallocation Date as directed by you.  The Premiums will be invested within the Valuation Period during which we receive them at our Home Office unless we require additional underwriting.  Premiums received at our Home Office before the New York Stock Exchange closes for normal trading are priced using the Subaccount Accumulation Unit value determined at the close of that regular business session of the New York Stock Exchange (usually 3:00 p.m. Central Time).  If we receive a Premium Payment after the New York Stock Exchange closes for normal trading, we will process the order using the Subaccount Accumulation Unit value determined at the close of the next regular session of the New York Stock Exchange.  We will credit amounts to the Subaccounts only on a Valuation Day, that is, on a date the New York Stock Exchange is open for trading.

We will not credit Premiums requiring additional underwriting until we have completed underwriting and accept the Premium Payment.  If we reject the additional Premium Payment, we will return the Premium Payment promptly, without any adjustment for investment experience.

We may be delayed in processing your Contract application and/or Premiums due to submission delays by your registered representative.  We will not apply any Premium until we have received the Contract application and/or Premium from your registered representative.

TRANSFER PRIVILEGE

After the Reallocation Date and prior to the Maturity Date, you may transfer amounts among the Subaccounts and the Fixed Account, subject to the following restrictions:

•	the minimum transfer amount is the lesser of $250 or the entire amount in that Subaccount or the Fixed Account;
•	we will treat a transfer request that reduces the amount in a Subaccount or the Fixed Account below $250 as a transfer request for the entire amount in that Subaccount or the Fixed Account;
•	we allow only one transfer each Contract Year from the Fixed Account;
•
the amount transferred from the Fixed Account may not exceed the greatest of:  25% of the unloaned Fixed Account Value in the Fixed Account on the date of transfer (unless the balance after the transfer is less than $250 in which case we will transfer the entire amount); or the amount transferred out of the Fixed Account in the prior year, or $2,000 (or the unloaned Fixed Account Value, if less).

•	we may, where permitted, suspend or modify this transfer privilege at any time with notice to you.

There is no limit on the number of transfers you can make between the Subaccounts or to the Fixed Account.  The first six transfers during each Contract Year are free.  After the first six transfers, we will assess a $25 transfer processing fee.  Unused free transfers do not carry over to the next Contract Year.  For the purpose of assessing the fee, we consider each Written Notice or telephone, facsimile, or electronic mail request to be one transfer, regardless of the number of Subaccounts or the Fixed Account affected by that transfer.  We will deduct the processing fee from the remaining Contract Value.

We will make the transfer on the Valuation Day that we receive Written Notice requesting the transfer.  You may also make transfers by telephone, facsimile and electronic mail if you have provided proper authorization, unless, in accordance with our policies and procedures regarding frequent transfers among Subaccounts, we require you to provide us with a Written Request for transfers. (See "TELEPHONE, FACSIMILE, ELECTRONIC MAIL AND INTERNET AUTHORIZATIONS," page 55)  Transfer requests made in writing, by facsimile, or by electronic mail must be received, and transfer requests made by telephone must be completed, before 3:00 p.m. Central Time to receive same day pricing of the transaction.  Transfer requests received (or completed) before the New York Stock Exchange closes for normal trading are priced using the Subaccount unit value determined at the close of that regular business session of the New York Stock Exchange (usually 3:00 p.m. Central Time).  If we receive a transfer request after the New York Stock Exchange closes for normal trading, we will process the order using the Subaccount unit value determined at the close of the next regular business session of the New York Stock Exchange.

Frequent Transfers Among Subaccounts.  Frequent requests from Owners to transfer Contract Value between Subaccounts may dilute the value of a Portfolio's shares if the frequent trading involves an attempt to take advantage of pricing inefficiencies created by a lag between a change in the value of the securities held by a Portfolio and the reflection of that change in the Portfolio's share price.  Frequent transfers may also increase brokerage and administrative costs of the Portfolios, and may interfere with the efficient management of a Portfolio, requiring it to maintain a high cash position and possibly result in lost investment opportunities and forced liquidations.  Accordingly, frequent transfers may adversely affect the long-term performance of the Portfolios, which, in turn, may adversely affect other Owners and persons with interests under the Contracts (e.g., Beneficiaries).

We have policies and procedures that attempt to detect and deter frequent transfer activity among Subaccounts.  Our procedures for detecting frequent transfer activity involve examining the number of transfers made by an Owner within given periods of time.  Currently, we monitor for 12 or more transfers in a Contract within a calendar year.  For purposes of applying the parameters used to detect frequent transfer activity, we will aggregate transfers made on the same Valuation Day under multiple contracts owned by the same Owner.  However, we do not aggregate transfers made pursuant to the Dollar Cost Averaging and Portfolio Rebalancing Plan.

If transfer activity violates our established parameters for detecting frequent transfers, we review those transfers to determine if, in our judgment, the transfers are potentially harmful frequent transfer activity.  If, in our sole opinion, a pattern of excessive transfers develops or a transfer is not in the best interests of one or more Owners, we either will suspend the transfer privilege or will apply limitations or modifications to transfers to or from one or more of the Subaccounts.  We will communicate to Owners in writing any suspension or limitation or modification of the transfer privilege.  Our policies and procedures specify the following as limitations that will be applied to deter excessive transfers:

•	the requirement of a minimum time period between each transfer;
•	not accepting a transfer request from a third party acting under authorization on behalf of more than one Owner;
•	limiting the dollar amount that may be transferred between the Subaccounts by an Owner at any one time;
•	implementing and administering redemption fees imposed by one or more of the Funds in the future; and
•	requiring that a Written Request, signed by the Owner, be provided to us at our Home Office.

The detection and deterrence of harmful transfer activity involves judgments that are inherently subjective, including our judgment as to what parameters to use to detect potentially harmful frequent transfer activity and what particular limitation of the five possible limitations described above to apply to deter excessive transfers when a particular instance of potentially harmful transfer activity is detected.  Our ability to detect and apply specific limitations to such transfer activity may be limited by operational and technological systems, as well as by our ability to predict strategies employed by Owners to avoid such detection.  However, we may vary our procedures from Subaccount to Subaccount, and may be more restrictive with regard to certain Subaccounts than others.  There is no assurance that we will prevent all transfer activity that may adversely affect Owners and other persons with interests in the Contracts.

In our sole discretion, we may at any time and without prior notice revise any procedures we follow as necessary: to better detect and deter frequent, large, or short-term transfers that may adversely affect Owners and other persons with interests under the Contracts; to comply with state or federal regulatory requirements; or to impose additional or alternate restrictions (such as percentage limits on transfers) on Owners engaging in frequent transfer activity among the Subaccounts.  We also may not process a transfer request if the Subaccount affected by the transfer is unable to purchase or redeem shares of its corresponding Fund Portfolio because of actions taken or limitations imposed by the Fund.

The Funds with Portfolios available as investment options under the Contract may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares.  The prospectuses for the Funds describe any such policies and procedures, which may be more or less restrictive than the frequent trading policies and procedures of other Funds and the policies and procedures we have adopted to discourage frequent transfers among Subaccounts.  You should read the prospectuses of the Funds for more details on their ability to refuse or restrict purchases or redemptions of their shares.  You should be aware that we have entered into a written agreement, as required by SEC regulation, with each Fund or its principal underwriter that obligates us (1) to provide the Fund promptly upon request certain information about the trading activity of individual Owners, and (2) to execute instructions from the Fund to restrict or prohibit further purchases or transfers by specific Owners who violate the frequent trading policies established by the Fund.

Owners and other persons with interests under the Contracts also should be aware that the purchase and redemption orders received by the Funds generally are “omnibus” orders from other insurance companies or from intermediaries such as retirement plans.  The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and/or individual Owners of variable insurance contracts.  The omnibus nature of these orders may limit a Fund's ability to apply its respective frequent trading policies and procedures.  We cannot guarantee that the Funds will not be harmed by transfer activity relating to the retirement plans and/or other insurance companies that may invest in the Funds.

In accordance with applicable law, we reserve the right to modify or terminate the transfer privilege at any time.  We also reserve the right to defer or restrict the transfer privilege at any time that we are unable to purchase or redeem shares of any of the Portfolios, including any refusal or restriction on purchases or redemptions of Portfolio shares as a result of a Fund's own policies and procedures on frequent purchase and redemption of Fund shares (even if an entire omnibus order is rejected because or frequent transfer activity of a single Owner).  You should read the Fund prospectuses for more details.

DOLLAR COST AVERAGING PLAN

The Dollar Cost Averaging Plan is an optional feature available with the Contract.  If elected, it enables you to automatically transfer amounts from the Federated Prime Money Fund II Subaccount to other Subaccounts.  The goal of the Dollar Cost Averaging Plan is to make you less susceptible to market fluctuations by allocating on a regularly scheduled basis instead of allocating the total amount all at one time.  We cannot guarantee that the Dollar Cost Averaging Plan will result in a gain.

Transfers under this plan occur on a monthly basis for a period you choose, ranging from three to 36 months.  To participate in the plan you must transfer at least $250 from the Federated Prime Money Fund II Subaccount each month.  You may allocate the required amounts to the Federated Prime Money Fund II Subaccount through initial or subsequent Premium Payments or by transferring amounts into the Federated Prime Money Fund II Subaccount from the other Subaccounts or from the Fixed Account.  Restrictions apply to transfers from the Fixed Account.

You may elect this plan at the time of application by completing the authorization.  You may also elect it at any time after the Contract is issued by completing the election form.  You may make changes in dollar cost averaging by telephone, facsimile and electronic mail if you have provided proper authorization.

Dollar cost averaging transfers will start on the next Monthly Anniversary Day on or following the Reallocation Date or the date you request.  Once elected, we will process transfers from the Federated Prime Money Fund II monthly until:

•	we have completed the designated number of transfers;
•	the value of the Federated Prime Money Fund II Subaccount is completely depleted; or
•	you send Written Notice instructing us to cancel the monthly transfers.

Transfers made under the Dollar Cost Averaging Plan will not count toward the six free transfers allowed each Contract Year.  We may cancel this feature at any time with notice to you.  We do not impose a charge for participation in this plan.

PORTFOLIO REBALANCING PLAN

The Portfolio Rebalancing Plan is an optional feature available with the Contract.  Under this plan we will redistribute the accumulated balance of each Subaccount to equal a specified percentage of the Variable Account Value.  We will do this on a quarterly basis at three-month intervals from the Monthly Anniversary Day on which portfolio rebalancing begins.

The purpose of the Portfolio Rebalancing Plan is to automatically diversify your portfolio mix.  This plan automatically adjusts your Portfolio mix to be consistent with your current allocation instructions.  If you make a change to your Premium allocation, we will also automatically change the allocation used for portfolio rebalancing to be consistent with the new Premium allocation unless you instruct us otherwise.

The redistribution occurring under this plan will not count toward the six free transfers permitted each Contract Year.  If you also have elected the Dollar Cost Averaging Plan and it has not been completed, the Portfolio Rebalancing Plan will start on the Monthly Anniversary Day after the Dollar Cost Averaging Plan ends.

You may elect this plan at the time of application by completing the authorization on the application.  You may also elect it after the Contract is issued by completing the election form.  You may make changes in portfolio rebalancing by telephone, facsimile and electronic mail if you have provided proper authorization.  Portfolio rebalancing will terminate when:

•	you request any transfer unless you authorize a change in allocation at that time; or
•	the day we receive Written Notice instructing us to cancel the plan.

If the Contract Value is negative at the time portfolio rebalancing is scheduled, we will not complete the redistribution.  We may cancel the Portfolio Rebalancing Plan at any time with notice to you.  We do not impose a charge for participation in this plan.

CHANGES IN THE CONTRACT OR BENEFITS

Upon notice to you, we may modify the Contract. We can only do so if such modification is necessary to:

•	make the Contract or the Variable Account comply with any applicable law or regulation issued by a governmental agency to which we are subject;
•	assure continued qualification of the Contract under the Internal Revenue Code or other federal or state laws relating to variable life contracts;
•	reflect a change in the operation of the Variable Account; or
•	provide additional Variable Account and/or fixed accumulation options.

We reserve the right to modify the Contract as necessary to attempt to prevent you from being considered the owner of the assets of the Variable Account.  In the event of any such modification, we will issue an appropriate endorsement to the Contract, if required.  We will exercise these changes in accordance with applicable law, including approval of Contract Owners if required.

SUPPLEMENTAL AND/OR RIDER BENEFITS

The following supplemental and/or rider benefits are available and may be added to your Contract.  We will deduct any monthly charges for these benefits and/or riders from your Contract Value as part of the Monthly Deduction.  All of these riders may not be available in all states.

Disability Continuance of Insurance (DCOI)

Issue ages: 15-55, renewal through Age 59

This rider covers the Contract's Monthly Deductions during the period of total disability of the Insured. DCOI benefits become payable after the Insured's total disability exists for six consecutive months and total disability occurs before Age 60.  Benefits under this rider continue until the Insured is no longer totally disabled.

Disability Premium Benefit Rider (DPB)

Issue ages:  15-55, renewal through Age 59

This rider provides for the payment of the disability premium benefit amount as Premium to the Contract during a period of total disability of the Insured.  The DPB benefit amount is a monthly amount that you request. DPB benefits become payable after the Insured’s total disability exists for six consecutive months and total disability occurs before Age 60.  Benefits under this rider continue until the Insured is no longer totally disabled.

Accidental Death Benefit (ADB)

Issue ages:  5-60

This rider provides for the payment of an additional amount of insurance in the event of accidental death.  The rider terminates when the Insured attains Age 70.

Option to Increase Specified Amount (Assured Insurability - AI)

Issue ages:  0-38

This rider allows the Specified Amount of the Contract to increase by the option amount or less, without evidence of insurability on the Insured.  These increases may occur on regular option dates or alternate option dates.  See the rider Contract for the specific dates.

Spouse's Term Insurance (STI)

Issue ages:  15-50 (Spouse's age)

This rider provides decreasing term insurance on the Insured's spouse.  The amount of insurance coverage is expressed in units and a maximum number of five units may be purchased.  The amount of insurance per unit of coverage is based on the Insured Spouse's attained age.  A table specifying the amount of insurance per unit of coverage is in the rider contract.

Children's Term Insurance (CTI)

Issue ages:  14 Days - 17 Years (Children's ages)

This rider provides level term insurance on each Insured Child.  This term insurance continues until the Contract Anniversary on which the Insured Child's attained Age is 25.  The rider expires on the Contract Anniversary on which the Insured is Age 65.

Other Insured Term Insurance (OI)

Issue ages:  0-65 (Other Insured's age)

This rider provides level yearly renewable term coverage on the Insured, the Insured's spouse, and/or children.  The coverage expires at the earlier of the Contract Anniversary on which the Insured or the Other Insured is age 95 unless an earlier date is requested.  The term insurance provided by this rider can be converted to a permanent contract at any time the rider is in force without evidence of insurability.

Extra Protection (EXP)

Issue ages:  0-80

This rider provides level yearly renewable term coverage on the Insured.  The coverage expires at the Contract Anniversary on which the Insured is Age 95 unless an earlier date is requested.

Maturity Extension Rider (MER)

Issue ages:  No restrictions

This rider provides the Contract Owner with the option to delay the Maturity Date of the Contract by 20 years.  The tax consequences of extending the Maturity Date of the Contract beyond the 100th birthday of the Insured are uncertain.  You should consult a tax adviser as to such consequences.

Monthly Benefit Rider (MBR)

Issue ages: 20-55

This rider pays a monthly benefit at the death of the Insured.  The Monthly Benefit is in addition to the death benefit payable under the base Contract.  The Monthly Benefit Amount increases annually by 3% while the Insured is alive (although a level benefit amount option is available).  At death, the benefit amount then in force is frozen and is payable each month until the point in time specified in the policy.  The coverage expires at the date shown in the policy.

Accelerated Death Benefit/Living Benefits Rider (LBR)

Issue ages:  No restrictions

This rider provides you with the opportunity to receive an accelerated payment of all or part of the Contract’s death benefit (adjusted to reflect present value and a processing fee).  The rider provides two accelerated payment options:

Terminal Illness Option.  This option will be available if the Insured is diagnosed as terminally ill with a life expectancy of 12 months or less.  When satisfactory evidence is provided, which includes a certification by a licensed physician, we will provide an accelerated payment of the portion of the death benefit you select as an accelerated death benefit.  For each $1,000 of benefit base, the monthly payment will be at least $85.21, which assumes annual interest of 5%.  You may elect to receive monthly payments or a single lump sum payment of equivalent value.  If the Insured dies before we have made all the payments, we will pay the Beneficiary in one sum the present value of the remaining payments, calculated at the interest rate we used to determine those payments.

Nursing Home Option.  This option will be available if:

•	the Insured is receiving care in an eligible nursing home and has received such care continuously for the preceding six months; and
•	we receive certification by a licensed physician that the Insured is expected to remain in the nursing home until death.

An eligible nursing home is an institution or special nursing unit of a hospital which meets at least one of the following requirements:

•	Medicare approved as a provider of skilled nursing care services;
•	licensed as a skilled nursing home or as an intermediate care facility by the state in which it is located; or
•	meets all the requirements listed below:
•	licensed as a nursing home by the state in which it is located;
•	main function is to provide skilled, intermediate, or custodial nursing care;
•	engaged in providing continuous room and board accommodations to 3 or more persons;
•	under the supervision of a registered nurse (RN) or licensed practical nurse (LPN);
•	maintains a daily medical record of each patient; and
•	maintains control and records for all medications dispensed.

Institutions which primarily provide residential facilities do not qualify as eligible nursing homes.

For each $1,000 of benefit base, the monthly payment will be at least the minimum amount shown in the table below:

Attained Age of Insured	Payment Period In Years	Minimum Monthly Payment for each $1,000 of Benefit Base
64 and under	10	$10.50
65-67	8	$12.56
68-70	7	$14.02
71-73	6	$15.99
74-77	5	$18.74
78 – 81	4	$22.89
82 – 86	3	$29.80
87 and over	2	$43.64

With our consent, you may elect a longer payment period than shown in the table.  If you do, we will reduce the monthly payments so that the present value of the monthly payments for the longer period is equal to the present value of the payments for the period shown in the table, calculated at an annual interest rate of at least 5%. We reserve the right to set a maximum monthly benefit of $5,000.  If you do not wish to receive monthly payments, you may elect to receive a single sum of equivalent value.

Available Proceeds.  The available Death Proceeds is the amount of Proceeds available to be paid out under this rider.  That amount is equal to the Death Proceeds payable under the Contract at the death of the Insured, adjusted for any Contract Indebtedness.  The amount excludes any term insurance from supplementary benefits or riders.  You may elect to use all or part of your available Death Proceeds under this rider, so long as the remaining available Proceeds under your Contract equal at least $25,000.  We reserve the right to limit the amount of available Death Proceeds you place under this rider to $50,000.

We use the amount of available Proceeds you elect to place under this rider to determine the benefit base.  The benefit base is the value we use to calculate the monthly benefit payable.  We will adjust the benefit base to account for a reduced life expectancy that recognizes the Insured’s eligibility for the benefit.  In addition, we will consider, when applicable: (i) expected future Premiums; (ii) continued reduction in guaranteed charges; (iii) continued payment of any excess interest credited on values; and (iv) an expense charge of up to $250 for payment of the accelerated death benefit proceeds (we may waive this charge).  The benefit base for monthly payments under the rider will at least equal the Cash Surrender Value of the Contract multiplied by the percentage of available Proceeds placed under the option of the Accelerated Death Benefit/Living Benefits Rider you elect.

Effect on your Contract.  If you use only a portion of your available Proceeds under the rider, your Contract will remain in force.  We will reduce Premiums, values, and the amount of insurance in the same proportion as the reduction in available Proceeds.  Term insurance amounts provided by the supplement benefits or riders will not be affected.

If you use all of your available Proceeds under this rider, all other benefits under the Contract based on the Insured’s life will end.

Conditions.  Your right to receive payment under the terminal illness option or the nursing home option is conditioned on the following:

• your Contract must be in force and not have entered the Contract's Grace Period;
• you must elect this option in writing in a form that meets our requirements;
• your Contract cannot be assigned except to us as security for a loan; and
• we may require you to send us the Contract.

You are not eligible for this benefit if you are required by law to exercise this option (i) to satisfy the claims of creditors, whether in bankruptcy or otherwise, or (ii) to apply for, obtain, or retain a government benefit or entitlement.

Termination.  This rider terminates the earliest of:

• the date the Contract terminates for any reason;
• the date you cancel this rider;
• the date your Contract matures; or
• the date you exercise a Paid-up Insurance benefit option, if any, in the Contract.

You may elect either the Accelerated Death Benefit/Living Benefits Rider or the Acceleration of Death Proceeds/Enhanced Living Benefits Rider, but not both riders.

Adding the LBR to your Contract or electing to receive benefits under the LBR may have adverse tax consequences.  You should consult a tax adviser before adding the LBR to your Contract or electing to receive benefits under the LBR, and to determine what, if any, portion of the benefits received under the LBR may be excludible from income for tax purposes.

Acceleration of Death Proceeds/Enhanced Living Benefits Rider (ELB)

Issue ages:  20 – 70

This rider provides for payment of a portion of the Contract Death Proceeds prior to the death of the Insured.  In addition to whatever medical underwriting is required for the issuance of the Contract, full medical underwriting is required for the ELB rider.  The rider benefit is available to be paid to the Owner if the Insured qualifies for benefits under either, or both, of 2 triggers: (1) a confinement trigger that requires treatment in a qualified long term care facility continuously for 90 days, or (2) a chronic condition trigger that requires assistance with 2 of 6 activities of daily living (ADL) continuously for 90 days and requires the Insured to qualify as receiving care as defined in the ELB rider.  Payments may be made under both triggers concurrently if the Insured qualifies under both triggers.

More specifically, you may elect the confinement trigger if:

•
the Insured is currently, and has been continuously for the preceding 90 days, confined in an eligible nursing home.  The term "confined" requires that the Insured be residing in and receiving care in the eligible nursing home.  An "eligible nursing home" is an institution or special nursing unit of a hospital that meets at least one of the following requirements:

•	approved as a Medicare provider of skilled nursing care services;
•	licensed as a skilled nursing home or as an intermediate care facility by the state in which it is located; or
•	meets all of the requirements listed below:

•	licensed as a nursing home by the state in which it is located;
•	main function is to provide skilled or intermediate nursing care;
•	engaged in providing continuous room and board accommodations to 3 or more persons;
•	under the supervision of a registered nurse or licensed practical nurse;
•	maintains a daily medical record of each patient; and
•	maintains control and records for all medications dispensed.

Institutions that primarily provide residential facilities do not qualify as Eligible Nursing Homes; and

•	the Insured’s confinement must be due to medical reasons that are verified by a licensed physician, as defined in the ELB rider.

You may elect the chronic trigger if the Insured has been certified within the last 12 months as having a condition resulting in:

•	being permanently unable to perform, without substantial assistance from another individual, at least two activities of daily living due to a loss of functional capacity; or
•	requiring substantial supervision to protect such Insured from threats to health and safety due to permanent severe cognitive impairment, as defined in the ELB rider.

To qualify for a chronic condition, the Insured must be receiving health care assistance, as defined in the ELB rider, at least two times a week.

The activities of daily living are:

•	Bathing – Washing oneself by sponge bath or in either a tub or shower, including the task of getting into and out of the tub or shower.
•
Continence – The ability to maintain control of bowel and bladder function; or when unable to maintain control of bowel or bladder function, the ability to perform associated personal hygiene (including caring for catheter or colostomy bag).

•	Dressing – Putting on and taking off all items of clothing and any necessary braces, fasteners or artificial limbs.
•	Eating – Feeding oneself by getting food into the body from a receptacle or by a feeding tube or intravenously.
•	Toileting – Getting to and from the toilet, getting on and off the toilet, and performing associated personal hygiene.
•	Transferring – Moving into or out of a bed, chair or wheelchair.

There are five conditions associated with your right to receive payment under the ELB rider.  First, you must elect a trigger in writing and provide initial and ongoing evidence of qualification in a form acceptable to us.  Acceptable forms include copies of physician medical records and all recent hospitalizations records supporting the diagnosis of your medical condition.  Second, your Contract must be in force and not be in the Grace Period.  Third, we must receive the approval of any assignee or irrevocable Beneficiary under your Contract.  Fourth, we have the right to seek a second medical opinion as to a chronic condition the Insured may have or the medical necessity of nursing home confinement.  We will pay for any second medical opinion we seek.  Fifth, we will only make the accelerated death benefit proceeds available to you on a voluntary basis.  Accordingly, you are not eligible for this benefit if (i) you are required by law to exercise this option to satisfy the claims of creditors, whether in bankruptcy or otherwise, and (ii) you are required by a government agency to exercise this option in order to apply for, obtain, or retain a government benefit or entitlement.

You may elect to receive benefit payments monthly or in a lump sum.

The monthly benefit payment and lump sum payable for each trigger are set at issue and shown on the contract data page.  These amounts are the maximum payout amounts when the Insured qualifies for benefits.  The Benefit Base is shown on the contract data page and is the maximum total payout amount for this rider.  The Benefit Base, however, may not cover all of the Insured’s long-term expenses during the payout period.  Please note that the total accelerated death benefits payable under all contracts or riders on the life a single Insured can never exceed $350,000 regardless of the number or sizes of the contracts or riders in force. In addition to the ELB rider, riders that pay accelerated death benefits include the Accelerated Death Benefit/Terminal Illness Rider and the Accelerated Death Benefit/Living Benefits Rider.

Changes in your Contract’s Specified Amount may affect the Benefit Base.  If you reduce your Specified Amount while the rider is in force, we may reduce the Benefit Base under the ELB rider.  Automatic periodic increases in Specified Amount will increase the Benefit Base by the same percentage as the increase in the Specified Amount, up to maximum Benefit Base.  The Benefit Base cannot exceed 90% of your Contract’s Specified Amount.

We will assess a monthly charge for the ELB rider.  The cost of insurance rates for the ELB rider will not exceed the rates shown in the Table of Guaranteed Maximum Monthly Cost of Acceleration of Death Proceeds Rates per $1,000 found in the rider.  The cost of insurance rate multiplied by the Benefit Base divided by the Specified Amount of the Contract is added to the Insured’s cost of insurance rate for the Contract.  The cost of insurance rates for the ELB rider vary based on the Insured’s Age and gender.  We will continue to assess the monthly charge for the ELB rider during any period we make benefit payments under the rider.

If you elect the ELB rider, you may be deemed to have received a distribution for tax purposes each time we make a deduction from your Contract Value to pay the rider charges.  You should consult a tax adviser with respect to these charges.

This rider has an elimination period.  That is, both the confinement and the chronic condition triggers require the corresponding condition to be met for 90 continuous days before monthly benefit payments will be made.  After the elimination period and the requirements of the rider have been satisfied, monthly benefit payments can begin or the lump sum payment may be elected.  If the death benefit option on your Contract is Option B when benefits become payable, we will automatically change the death benefit option to Option A.  The new Option A Specified Amount will be the Specified Amount as described in the Contract’s option change provision.  The ELB rider will not cover the Insured’s expenses during the elimination period.

If your Contract has an outstanding Loan Balance at the time benefits are paid, we will deduct a portion from the benefit payment to reduce the Loan Balance.  We consider the amount deducted from the benefit payment to be applied to the loan to be part of the benefit payment.

The monthly benefit payments will stop at the request of the Owner, when the Insured is no longer eligible to receive benefits under this rider, the date the maximum accelerated benefit amount is paid, the date the Contract terminates or matures, or the date you exercise a Paid-up Insurance Benefit option, if any, in the Contract.

A permanent lien will be placed on the Contract when benefits are paid.  The lien equals the total of the accelerated death benefit payments made, including any amounts used to repay a Contract loan.  On the date the lien is exercised, we will reduce (i) the Specified Amount by the amount of the lien, (ii) your Contract Value by an amount equal to the lien multiplied by the ratio of Contract Value to the Specified Amount of the Contract, (iii) the Benefit Base by the amount of the lien, and (iv) the surrender charges in proportion to the reduction in Specified Amount.  Thus, payments under the ELB rider will reduce the amount available on death, maturity, or surrender of the Contract.  After the lien is exercised, there will be no further lien against the Contract.

You may cancel this rider at any time.  The cancellation will be effective on the Monthly Anniversary Day or on the next following Monthly Anniversary Day we receive your Written Request.  Accelerated death benefit payments under the ELB rider may adversely affect your eligibility for public assistance programs such as medical assistance (Medicaid) or other government benefits.

Adding the ELB rider to your Contract or electing to receive benefits under the rider may have adverse tax consequences.

Under some circumstances, the benefits you receive under the ELB rider may be excludible in whole or in part from your income for Federal tax purposes.  In some cases, in order to exclude benefits under the ELB rider from income, it may be necessary to obtain a certification by a physician that the Insured has an illness or physical condition which can reasonably be expected to result in death within 24 months or less after the date of certification, or by a licensed health care practitioner that the Insured is chronically ill.  The rules governing the requirements for exclusion and the extent of the exclusion are quite complex and you should consult a tax adviser before requesting benefits under the ELB rider to determine whether and to what extent they may be excludible from income.

You should consult a tax adviser before adding the ELB rider to your Contract or electing to receive benefits under the ELB rider, and to determine what, if any, portion of benefits received under the ELB rider may be excludible from income for tax purposes.

Your rider contains more information about the ELB.  Please read it carefully.

The contract does not pay or reimburse expenses incurred for services or items that are reimbursable under title XVIII of the Social Security Act or would be so reimbursable but for the application of a deductible or coinsurance amount.

You may elect either the ELB rider or the Accelerated Death Benefit/Living Benefits Rider but not both riders.  If you elect the ELB rider, you may elect the Accelerated Death Benefit/Terminal Illness Rider.

Example:

Insured John Doe has a Specified Amount of $250,000 with a Benefit Base amount of $200,000.  The current Contract Value is $90,000 and the current outstanding Loan Balance is $10,000.

The Insured has submitted a claim based on the chronic condition trigger that requires assistance with 2 of 6 activities of daily living (ADL).  The request is for $2,000 a month for 100-month payment period.  A Lien Amount of $200,000 is placed on the Contract.

After the lien is applied as stated in the rider contract, the Benefit Base is $0, the Specified Amount is $50,000, the Contract Value is $18,000, and the Loan Balance is $2,000.

Current Policy Values	Specified Amount	$250,000
	Benefit Base	$200,000
	Contract Value	$90,000
	Loan Balance	$10,000
Accelerated Death Benefit Values	Payment Amount	$2,000
	Claim Type	Monthly
	Payment period	100 months
	Lien Amount	$200,000
Adjusted Policy Values	Specified Amount	$50,000
	Benefit Base	$0
	Contract Value	$18,000
	Loan Balance	$2,000

Accelerated Death Benefit/ Terminal Illness Rider (TIR)

Issue ages: No restrictions

This rider will pay the accelerated death benefit payment amount if the Insured is diagnosed, as having a terminal illness by a physician after the effective date and while this rider is in force.  A terminal illness is defined as any non-correctable medical condition, which, in the physician’s best medical judgment, will result in the Insured’s death within twelve months from the date of the physician’s certification.  Adding this rider to your Contract or electing to receive benefits under the rider may have adverse tax consequences.  You should consult a tax adviser before adding the rider to your Contract or electing to receive benefits under the rider.

The accelerated death benefit is the amount you request when you submit a claim under this rider.  The maximum benefit is 50% of the Specified Amount of your Contract at the time you submit your request.  We reserve the right to require the following:

•	that the minimum benefit amount be 10% of the Specified Amount in your Contract;
•	that the accelerated death benefit not exceed $250,000; and
•	that the remaining Specified Amount (after adjustments) in your Contract be at least $10,000.

The amount we pay under this benefit is equal to the accelerated death benefit less:

•	a $200 processing fee (we may waive this fee);
•	an interest charge; and
•	any loan repayment amount.

The interest charge is equal to the accelerated death benefit amount multiplied by the applicable loan interest rate divided by 1 plus the loan interest rate. The loan interest rate is stated in your Contract.

The loan repayment amount equals the outstanding loan at the time the claim is paid times the accelerated death benefit percentage.  The accelerated death benefit percentage varies with your death benefit Coverage Option.

For Contracts with death benefit Coverage Option A, the accelerated death benefit percentage is equal to B divided by C.  For Contracts with death benefit Coverage Option B, the accelerated death benefit percentage is equal to B divided by the sum of C and D.  For purposes of calculating the accelerated death benefit percentage:

"B" is the accelerated death benefit;

"C" is your Contract’s Specified Amount at the time we pay the accelerated death benefit; and

"D" is your Contract Value at the time we pay the accelerated death benefit.

You may only elect the accelerated death benefit one time.  Irrevocable beneficiaries must consent in writing to the payment of accelerated death benefit.  We reserve the right to require that any assignee or credit Beneficiary consent in writing to payment of the accelerated death benefit.

If we pay the accelerated death benefit, your Contract’s Specified Amount, Contract Value and surrender charges, if any, will be reduced by the amount of the accelerated death benefit percentage.

You may claim the accelerated death benefit by forwarding to us a completed claim form, executed by you, and a physician’s certification satisfactory to us.  We may request additional medical information, and may require that the Insured be examined by a physician of our choice and at our expense.

The Accelerated Death Benefit/Terminal Illness rider will terminate on the earliest of:

•	the date your Contract terminates;
•	the date we pay an accelerated death benefit;
•	the date you cancel this rider; or
•	the date your Contract matures.

Example:

Insured John Doe has a Specified Amount of $100,000 (Coverage Option A) with an outstanding loan amount of $1,000 for a death benefit amount of $99,000.  The Insured has submitted a claim for an accelerated death benefit of $50,000.  The accelerated death benefit is $46,669.81 after the deduction of a $2,830.19 interest charge and a $500.00 loan repayment amount.

After the accelerated death benefit is paid, the Specified Amount is $50,000, the Contract Value is $1,000, the Loan Balance is $500, the remaining surrender charge is $375, and the remaining death benefit is $49,500.

Current Policy Values	Specified Amount	$100,000
	Outstanding Contract Loan	$1,000
	Contract Value	$2,000
	Surrender Charge	$750
	Death Benefit	$99,000
Accelerated Death Benefit Values	Accelerated Death Benefit	$50,000
	Accelerated Death Benefit Percentage	50.00%
	Interest Charge	$2,830.19
	Processing Fee	NA
	Loan Repayment Amount	$500
	Accelerated Death Benefit Payment	$46,669.81
Adjusted Policy Values	Specified Amount	$50,000
	Contract Value	$1,000
	Outstanding Contract Loan	$500
	Surrender Charge	$375
	Death Benefit	$49,500

You should know that adding or electing to use the Accelerated Death Benefit/Terminal Illness Rider could have adverse tax consequences.  You should consult a tax adviser before adding or electing to receive this benefit. (See “TAX CONSIDERATIONS,” page 50)

There is no charge for this rider.

ADDITIONAL SUPPLEMENTAL AND/OR RIDER BENEFITS

The Other Insured Term Insurance and Extra Protection riders permit you, by purchasing term insurance, to increase insurance coverage without increasing the Contract's Specified Amount.  However, you should be aware that the cost of insurance charges and surrender charges associated with purchasing insurance coverage under these term riders may be different than would be associated with increasing the Specified Amount under the Contract.

The Other Insured rider has one risk class for nonsmokers and one risk class for smokers.  The nonsmoker cost of insurance rates for this rider is generally between the Contract's preferred and standard nonsmoker rates.  The smoker cost of insurance rates is near the Contract's smoker rates.  The cost of insurance rates for the Extra Protection Rider is generally lower than the Contract's rates.  In addition, since the term insurance riders do not have surrender charges, a Contract providing insurance coverage with a combination of Specified Amount and term insurance will have a lower maximum surrender charge than a Contract with the same amount of insurance coverage provided solely by the Specified Amount.  In addition, sales representatives generally receive somewhat lower compensation from a term insurance rider than if the insurance coverage were part of the Contract's Specified Amount.

Your determination as to how to purchase a desired level of insurance coverage should be based on your specific insurance needs.  Consult your sales representative for further information.

Additional rules and limits apply to these supplemental and/or rider benefits.  Not all such benefits may be available at any time, and supplemental and/or rider benefits in addition to those listed above may be made available.  Please ask your registered representative for further information or contact the Home Office.

The available issue ages are 0 through 80 on a nonsmoker basis, 15 through 80 on a preferred nonsmoker basis, and 15 through 80 on a smoker basis.  Age is determined on the Contract Date based on the Insured's Age last birthday.  The minimum Specified Amount is $100,000 for issue ages 0-49 and $50,000 for issue ages 50-80.  Acceptance of an application depends on our underwriting rules. We have the right to reject any application.

PREMIUM PAYMENTS

PREMIUMS

The Contract is flexible with regard to the amount of Premiums you pay.  When we issue the Contract we will set a Planned Premium amount.  This amount is only an indication of your preference in making Premium Payments.  You may make additional Unscheduled Premiums at any time while the Contract is in force.  We have the right to limit the number (except in Texas) and amount of such Premiums.  There are requirements regarding the minimum and maximum Premium amounts that you can pay.

We deduct a premium expense charge from all Premiums prior to allocating them to your Contract. (See “CHARGES AND DEDUCTIONS,” page 21)

Minimum Premium Amounts.  The minimum initial Premium Payment required is the least amount for which we will issue a Contract.  This amount depends on a number of factors.  These factors include Age, sex and risk class of the proposed Insured, the initial Specified Amount, any supplemental and/or rider benefits and the Planned Premium Payments you propose to make.  (See “PLANNED PREMIUM PAYMENTS,” below)  Consult your registered representative for information about the initial Premium required for the coverage you desire.

Each Premium after the initial Premium must be at least $25.

Maximum Premium Information.  Total Premiums paid may not exceed Premium limitations for life insurance set forth in the Internal Revenue Code. We will monitor Contracts and will notify you if a Premium Payment exceeds this limit and will cause the Contract to violate the definition of insurance.  You may choose to take a refund of the portion of the Premium that we determine is in excess of the guideline premium limit or you may submit an application to modify the Contract so it continues to qualify as a contract for life insurance.  Modifying the Contract may require evidence of insurability.  (See “TAX CONSIDERATIONS,” page 50)

Your Contract may become a modified endowment contract if Premium Payments exceed the “7-Pay Test” as set forth in the Internal Revenue Code.  We will monitor Contracts and will attempt to notify you on a timely basis if, based on our interpretation of the relevant tax rules, your Contract is in jeopardy of becoming a modified endowment contract.  (See “TAX CONSIDERATIONS,” page 50)

We reserve the right to require satisfactory evidence of insurability prior to accepting Unscheduled Premiums.  (See “ALLOCATIONS AND TRANSFERS,” page 28)

General Premium Information.  We will not accept Premium Payments after the Maturity Date.  You must make Premium Payments by check payable to Kansas City Life Insurance Company or by any other method that we deem acceptable.  You must clearly mark a loan repayment as such or we will credit it as a Premium.

If mandated under applicable law, we may be required to reject a Premium Payment.

Planned Premium Payments.  When applying for a Contract, you select a plan for paying Premiums.  Failure to pay Planned Premium Payments will not necessarily cause a Contract to lapse.  Conversely, paying all Planned Premium Payments will not guarantee that a Contract will not lapse.  You may elect to pay level Premiums quarterly, semi-annually or annually.  You may also arrange to pay Planned Premium Payments on a special monthly or quarterly basis under a pre-authorized payment arrangement.

You are not required to pay Premiums in accordance with your plan.  You can pay more or less than planned or skip a Planned Premium Payment entirely.  (See “PREMIUM PAYMENTS TO PREVENT LAPSE,” page 42, and “GUARANTEED PAYMENT PERIOD AND GUARANTEED MONTHLY PREMIUM,” below) Subject to the minimum and maximum limits described above, you can change the amount and frequency of planned Premiums Payments at any time.

Guaranteed Payment Period and Guaranteed Monthly Premium.  During the Guaranteed Payment Period we guarantee that your Contract will not lapse if your Premium Payments are in line with the Guaranteed Monthly Premium requirement.  For this guarantee to apply the total Premiums must be at least equal to the sum of:

•	the amount of accumulated Guaranteed Monthly Premiums in effect; and
•	additional Premium amounts to cover the total amount of any partial surrenders or Contract Loans you have made.

The Guaranteed Payment Period applies for ten years after the Contract Date and ten years after the effective date of an increase in the Specified Amount.  The Contract shows the Guaranteed Monthly Premium.

The factors we use to determine the Guaranteed Monthly Premium vary by risk class, issue age, and sex.  In calculating the Guaranteed Monthly Premium, we include additional amounts for substandard ratings and supplemental and/or rider benefits.  If you make a change to your Contract, we will:

•	recalculate the Guaranteed Monthly Premium;
•	notify you of the new Guaranteed Monthly Premium; and
•	amend your Contract to reflect the change.

Premium Payments Upon Increase in Specified Amount.  A new Guaranteed Payment Period begins on the effective date of an increase in Specified Amount. We will notify you of the new Guaranteed Monthly Premium for this period. Depending on the Contract Value at the time of an increase and the amount of the increase requested, you may need to make an additional Premium Payment or change the amount of Planned Premium Payments. (See "CHANGES IN SPECIFIED AMOUNT," page 45)

PREMIUM PAYMENTS TO PREVENT LAPSE

Your Contract will terminate if there is insufficient value remaining in the Contract at the end of the Grace Period.  Because the value of amounts allocated to the Variable Account will vary according to the investment performance of the Funds, the specific amount of Premiums required to prevent lapse will also vary.

On each Monthly Anniversary Day we will check your Contract to determine if there is enough value to prevent lapse.  If your Contract does lapse you must pay the required amount before the end of the Grace Period to prevent your Contract from terminating.  The conditions to prevent lapse will depend on whether a Guaranteed Payment Period is in effect as follows:

During the Guaranteed Payment Period.  The Contract lapses and a Grace Period starts if: there is not enough Cash Surrender Value in your Contract to cover the Monthly Deduction; and the Premiums paid are less than required to guarantee lapse will not occur during the Guaranteed Payment Period. (See "GUARANTEED PAYMENT PERIOD AND GUARANTEED MONTHLY PREMIUM," page 41)

After the Guaranteed Payment Period.  The Contract lapses and a Grace Period starts if the Cash Surrender Value is not enough to cover the Monthly Deduction.  To prevent the Contract from terminating at the end of the Grace Period you must pay enough Premium to increase the Cash Surrender Value to at least the amount of three Monthly Deductions.  You must make this payment before the end of the Grace Period.

If lapse occurs, the Premium you must pay to keep the Contract in force will be equal to the lesser of:

•	the amount to guarantee the Contract will not lapse during the Guaranteed Payment Period less the accumulated Premiums you have paid; and
•	enough Premium to increase the Cash Surrender Value to at least the amount of three Monthly Deductions.

Grace Period. The purpose of the Grace Period is to give you the chance to pay enough Premiums to keep your Contract in force. We will send you notice of the amount required to be paid.  The Grace Period is 61 days and starts when we send the notice. Your Contract remains in force during the Grace Period.  If the Insured dies during the Grace Period, we will pay the Death Proceeds, but we will deduct any Monthly Deductions due. (See “AMOUNT OF DEATH PROCEEDS,” page 44)  If you do not pay adequate Premiums before the Grace Period ends, your Contract will terminate and your Cash Surrender Value, if any, will be returned.  (See “REINSTATEMENT,” page 50)

HOW YOUR CONTRACT VALUES VARY

Your Contract does not provide a minimum guaranteed Contract Value or Cash Surrender Value.  Values will vary with the investment experience of the Subaccounts and/or the crediting of interest in the Fixed Account, and will depend on the allocation of Contract Value.  If the Cash Surrender Value on a Monthly Anniversary Day is less than the amount of the Monthly Deduction to be deducted on that date (See "PREMIUM PAYMENTS TO PREVENT LAPSE," page 42) and the Guaranteed Payment Period is not then in effect, the Contract will be in default and a Grace Period will begin.  (See "GUARANTEED PAYMENT PERIOD AND GUARANTEED MONTHLY PREMIUM," page 41, and "GRACE PERIOD," above)

BONUS ON CONTRACT VALUE IN THE VARIABLE ACCOUNT

We may credit a bonus on amounts in the Variable Account beginning in the 11th Contract Year.  We will credit any bonus on each Monthly Anniversary Day.  The monthly bonus equals 0.0375% (0.45% on an annualized basis) of the Contract Value in each Subaccount at the end of each Contract Month. We do not guarantee that we will credit the bonus.

DETERMINING THE CONTRACT VALUE

On the Allocation Date the Contract Value is equal to the initial Premium less the premium expense charge and the Monthly Deductions.  On each Valuation Day thereafter, the Contract Value is the aggregate of the Subaccount Values and the Fixed Account Value (including the Loan Account Value).  The Contract Value will vary to reflect the following:

•	Premiums paid;
•	performance of the selected Subaccounts;
•	interest credited on amounts allocated to the Fixed Account;
•	interest credited on amounts in the Loan Account;
•	charges assessed under the Contract;
•	transfers;
•	partial surrenders;
•	loans and loan repayments; and
•	any bonuses paid on the Monthly Anniversary Day

Subaccount Values. When you allocate an amount to a Subaccount, either by Premium or transfer, we credit your Contract with Accumulation Units in that Subaccount.  The number of Accumulation Units in the Subaccount is determined by dividing the amount allocated to the Subaccount by the Subaccount's Accumulation Unit value for the Valuation Day when the allocation is made.

The number of Subaccount Accumulation Units we credit to your Contract will increase when you allocate Premiums to the Subaccount and when you transfer amounts to the Subaccount.  The number of Subaccount Accumulation Units credited to a Contract will decrease when:

•	we take the allocated portion of the Monthly Deduction from the Subaccount;
•	you make a loan;
•	you transfer an amount from the Subaccount; or
•	you take a partial surrender (including the partial surrender fee) from the Subaccount.

Accumulation Unit Values. A Subaccount's Accumulation Unit value varies to reflect the investment experience of the underlying Portfolio.  It may increase or decrease from one Valuation Day to the next.  We arbitrarily set the Accumulation Unit value for each Subaccount at $10 when we established the Subaccount. For each Valuation Period after establishment of the Subaccount, the Accumulation Unit value is determined by multiplying the value of an Accumulation Unit for a Subaccount for the prior Valuation Period by the Net Investment Factor for the Subaccount for the current Valuation Period.

Net Investment Factor.  The Net Investment Factor is an index used to measure the investment performance of a Subaccount from one Valuation Day to the next.  It is based on the change in net asset value of the Fund shares held by the Subaccount, and reflects any gains or losses in the Subaccounts, dividends paid, any capital gains or losses, any taxes, and the daily mortality and expense risk charge.

Fixed Account Value.  On any Valuation Day, the Fixed Account Value of a Contract is the total of:

•	all Premiums allocated to the Fixed Account; plus
•	any amounts transferred to the Fixed Account (including amounts transferred in connection with Contract loans); plus
•	interest credited on such Premiums and amounts transferred; less
•	the amount of any transfers from the Fixed Account; less
•	the amount of any partial surrenders (including the partial surrender fee) taken from the Fixed Account; less
•	the pro-rata portion of the Monthly Deduction deducted from the Fixed Account.

Loan Account Value.  On any Valuation Day, if there have been any Contract loans, the Loan Account Value is equal to:

•	amounts transferred to the Loan Account from the Subaccounts and from the unloaned value in the Fixed Account as collateral for Contract loans and for due and unpaid loan interest; less
•	amounts transferred from the Loan Account to the Subaccounts and the unloaned value in the Fixed Account as Indebtedness is repaid.

CASH SURRENDER VALUE

The Cash Surrender Value is the amount you have available in cash if you fully surrender the Contract.  We use this amount to determine whether a partial surrender may be taken, whether Contract loans may be taken, and whether a Grace Period starts.  The Cash Surrender Value on a Valuation Day is equal to the Contract Value less any applicable Surrender charges and any Indebtedness. (See “PREMIUM PAYMENTS TO PREVENT LAPSE,” page 42, and “SURRENDERING THE CONTRACT FOR CASH SURRENDER VALUE,” page 48)

COMPANY HOLIDAYS

We are closed on the days that the New York Stock Exchange is closed.  Currently the New York Stock Exchange is closed on the following holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.  The New York Stock Exchange recognizes holidays that fall on a Saturday on the previous Friday.  We will recognize holidays that fall on a Sunday on the following Monday.

DEATH BENEFIT AND CHANGES IN SPECIFIED AMOUNT

As long as the Contract remains in force, we will pay the Death Proceeds upon receipt at the Home Office of satisfactory proof of the Insured's death plus written direction (from each eligible recipient of Death Proceeds) regarding how to make the death benefit payment, and any other documents, forms and information we need.  We may require return of the Contract.  We will pay the Death Proceeds in a lump sum (See “PAYMENT OF PROCEEDS,” page 49) or, if you prefer, under a payment option. (See “PAYMENT OPTIONS,” page 48)  We will pay the Death Proceeds to the Beneficiary. (See “SELECTING AND CHANGING THE BENEFICIARY,” page 46)

AMOUNT OF DEATH PROCEEDS

The Death Proceeds are equal to the following:

•	the death benefit under the Coverage Option selected calculated on the date of the Insured's death; plus
•	any supplemental and/or rider benefits; minus
•	any Indebtedness on that date; minus
•	any past due Monthly Deductions if the date of death occurred during a Grace Period.

Under certain circumstances, the amount of the death benefit may be further adjusted or the death benefit may not be payable.

If part or all of the death benefit is paid in one sum, we will pay interest on this sum (as required by applicable state law) from the date of receipt of due proof of the Insured's death to the date of payment.

COVERAGE OPTIONS

You may choose one of two Coverage Options, which will be used to determine the death benefit:

•
Option A:  death benefit is the Specified Amount.  Option A generally provides a level death benefit unless performance is very favorable and the applicable percentage calculation (described below) becomes applicable.  The death benefit ordinarily will not change for several years to reflect any favorable investment performance and may not change at all.

•
Option B:  death benefit is at least equal to the Specified Amount plus the Contract Value on the date of death.  Thus, the death benefit will vary directly with the investment performance of the Contract Value.

Under both Options A and B we perform another calculation to ensure that the amount of insurance we provide meets the definition of life insurance under the Internal Revenue Code.  To apply this calculation, we multiply the applicable percentage by the Contract Value on the date of death. If the resulting amount is greater than the amount provided under the Coverage Option, the death benefit is equal to this greater amount.  The “applicable percentage” is 250% when the Insured is Age 40 or less.  The percentage decreases each year after Age 40 to 100% when the Insured has attained Age 95.

INITIAL SPECIFIED AMOUNT AND COVERAGE OPTION

The initial Specified Amount is set at the time the Contract is issued.  You select the Coverage Option when you apply for the Contract.  You may change the Specified Amount and Coverage Option, as discussed below.

CHANGES IN COVERAGE OPTION

We reserve the right to require that no change in Coverage Option occur during the first Contract Year and that you make no more than one change in Coverage Option in any 12-month period.  After any change, we require the Specified Amount to be at least $100,000 for issue ages 0-49 and $50,000 for issue ages 50-80.  The effective date of the change will be the Monthly Anniversary Day that coincides with or next follows the day that we receive and accept the request. We may require satisfactory evidence of insurability.

When you make a change from Option A to Option B, the Specified Amount after the change is effective will be equal to the Specified Amount before the change.  The death benefit will increase by the amount of the Contract Value on the effective date of the change.  When you make a change from Option B to Option A, the Specified Amount after the change will be equal to the Specified Amount before the change is effected plus the Contract Value on the effective date of the change.  We may require satisfactory evidence of insurability.

A change in Coverage Option may have tax consequences. (See “TAX CONSIDERATIONS,” page 50) You should consult a tax adviser before changing the Coverage Option.

CHANGES IN SPECIFIED AMOUNT

You may increase or decrease the Specified Amount.  We may require that the Contract be in force for one Contract Year before a change in Specified Amount and that you make only one change every twelve Contract Months.  If a change in the Specified Amount results in total Premiums paid exceeding the Premium limitations set out under current tax law to qualify your Contract as a life insurance contract, we will refund the amount of such Premium in excess of the limitations.  We will make such a refund after the next Monthly Anniversary.

A change in Specified Amount may have tax consequences. (See “TAX CONSIDERATIONS,” page 50)  You should consult a tax adviser before changing the Coverage Option.

Decreases. We require that the Specified Amount after any decrease must be at least $100,000 for Contracts that were issued at Ages 0-49 and $50,000 for Contracts that were issued at Ages 50-80.  A decrease in Specified Amount will be effective on the Monthly Anniversary Day on or following the day we receive your Written Notice.

Decreasing the Specified Amount may decrease monthly cost of insurance charges.  However, a surrender charge will apply if the Specified Amount is decreased.  (See “SURRENDER CHARGE,” page 24)

We reserve the right to decline a requested decrease in the Specified Amount in the following circumstances:

•	to help ensure compliance with the guideline premium limitations;
•	if compliance with the guideline premium limitations under current tax law resulting from this decrease would result in immediate termination of the Contract;
•
if we would have to make payments to you from the Contract Value for compliance with the guideline premium limitations and the amount of such payments would exceed the Cash Surrender Value of the Contract.

Increases. In order to be eligible for an increase you must submit an application.  We may require satisfactory evidence of insurability.  We may decline an application for an increase.

Any increase in the Specified Amount must be at least $25,000.  (In Pennsylvania and Texas, an increase in the Specified Amount must be at least $100,000 for Ages 0-49 and $50,000 for Ages 50-80.)  In addition, the Insured's Age must be less than the current maximum issue age for the Contracts.  The increase in Specified Amount is effective on the Monthly Anniversary Day on or after the date we receive and approve the request for the increase.

An increase has the following affect on Premium Payments:

•	a change in Planned Premium Payments may be advisable. (See “PREMIUM PAYMENTS UPON INCREASE IN SPECIFIED AMOUNT,” page 42);
•	a new Guaranteed Payment Period begins on the effective date of the increase and will continue for ten years (See “GUARANTEED PAYMENT PERIOD AND GUARANTEED MONTHLY PREMIUM,” page 41); and
•
if a Guaranteed Payment Period is in effect, we will recalculate the Contract’s Guaranteed Monthly Premium to reflect the increase.  (See “GUARANTEED PAYMENT PERIOD AND GUARANTEED MONTHLY PREMIUM,” page 41)

A new surrender charge and surrender charge period apply to each portion of the Contract resulting from an increase in Specified Amount, starting with the effective date of the increase. (See “SURRENDER CHARGE,” page 24)  After an increase, we (for purposes of calculating surrender charges) attribute a portion of each Premium Payment you make to the Specified Amount increase, even if you do not increase the amount or frequency of your Premiums.  We allocate Premiums based upon the proportion that the “coverage premium weighting factor” for the initial Specified Amount and each increase bears to the total “coverage premium weighting factor” for the Contract.

The “coverage premium weighting factor” is a hypothetical, level amount that would be payable through the Maturity Date for the benefits provided under the Contract.  We calculate this amount using the following assumptions:

•	cost of insurance rates based on the 1980 Commissioners Standard Ordinary Mortality Tables;
•	net investment earnings under the Contract;
•	an effective annual rate of 5%; and
•	sales and other charges imposed under the Contract.

For purposes of calculating surrender charges and cost of insurance charges, any Specified Amount decrease is used to reduce any previous Specified Amount increase then in effect, starting with the latest increase and continuing in the reverse order in which the increases were made.  If any portion of the decrease is left after all Specified Amount increases have been reduced, it is used to reduce the initial Specified Amount.

You may cancel an increase in Specified Amount in accordance with the Contract's “free look” provisions.  In such case, the amount refunded will be limited to those charges that are attributable to the increase. (See “FREE LOOK RIGHT TO CANCEL CONTRACT,” page 28)

SELECTING AND CHANGING THE BENEFICIARY

You select the Beneficiary in your application.  You may change a Beneficiary designation in accordance with the terms of the Contract.  If you make an irrevocable Beneficiary designation, you must obtain the Beneficiary's consent to change the Beneficiary.  The primary Beneficiary is the person entitled to receive the Death Proceeds under the Contract.  If the primary Beneficiary is not living, the contingent Beneficiary is entitled to receive the Death Proceeds.  If the Insured dies and there is no surviving Beneficiary, the Owner will be the Beneficiary.

CASH BENEFITS

CONTRACT LOANS

You may borrow from your Contract while the Insured is living by submitting a Written Request to us.  You may also make loans by telephone, facsimile and electronic mail if you have provided proper authorization to us. (See “TELEPHONE, FACSIMILE, ELECTRONIC MAIL AND INTERNET AUTHORIZATIONS,” page 55)  The maximum loan amount available is the Contract’s Cash Surrender Value on the effective date of the loan less loan interest to the next Contract Anniversary.  We will process Contract loans as of the date your request is received and approved.  We will send loan Proceeds to you, usually within seven calendar days. (See “PAYMENT OF PROCEEDS,” page 49)

Interest.  We will charge interest on any Indebtedness at an annual rate of 6%.  Interest is due and payable at the end of each Contract Year while a loan is outstanding.  If you do not pay interest when due, we add the interest to the loan and it becomes part of the Indebtedness.

Loan Collateral.  When you make a Contract loan, we transfer an amount sufficient to secure the loan out of the Subaccounts and the unloaned value in the Fixed Account and into the Contract's Loan Account.  We will reduce the Cash Surrender Value by the amount transferred to the Loan Account.  The loan does not have an immediate effect on the Contract Value.  You can specify the Variable Accounts and/or Fixed Account from which we transfer collateral.  If you do not specify, we will transfer collateral in the same proportion that the Contract Value in each Subaccount and the unloaned value in the Fixed Account bears to the total Contract Value in those accounts on the date you make the loan.  On each Contract Anniversary, we will transfer an amount of Cash Surrender Value equal to any due and unpaid loan interest to the Loan Account.  We will transfer due and unpaid interest in the same proportion that each Subaccount Value and the unloaned value in the Fixed Account Value bears to the total unloaned Contract Value.

We will credit the Loan Account with interest at an effective annual rate of not less than 4%.  Thus, the maximum net cost of a loan is 2% per year.  (The net cost of a loan is the difference between the rate of interest charged on Indebtedness and the amount credited to the Loan Account).  We will add the interest earned on the Loan Account to the Fixed Account.

Preferred Loan Provision. Beginning in the eleventh Contract Year, an additional type of loan is available.  It is called a preferred loan.  For a preferred loan we will credit the amount in the Loan Account securing the preferred loan with interest at an effective annual rate of 6%.  Thus, the net cost of the preferred loan is 0% per year.  The maximum amount available for a preferred loan is the Contract Value less Premiums paid.  This amount may not exceed the maximum loan amount.  The preferred loan provision is not guaranteed.

The tax consequences of a preferred loan are uncertain.  You should consult a tax adviser if you are considering taking out a preferred loan.

Loan Repayment.  You may repay all or part of your Indebtedness at any time while the Insured is living and the Contract is in force.  Each loan repayment must be at least $10.00.  Loan repayments must be sent to the Home Office and we will credit them as of the date received.  You should clearly mark a loan repayment as such or we will credit it as a Premium.  (Premium expense charges do not apply to loan repayments, unlike Unscheduled Premiums.)  When you make a loan repayment, we transfer Contract Value in the Loan Account in an amount equal to the repayment from the Loan Account to the Subaccounts and the unloaned value in the Fixed Account.  Thus, a loan repayment will immediately increase the Cash Surrender Value by the amount transferred from the Loan Account.  A loan repayment does not have an immediate effect on the Contract Value.  Unless you specify otherwise, we will transfer loan repayment amounts to the Subaccounts and the unloaned value in the Fixed Account according to the premium allocation instructions in effect at that time.

Effect of Contract Loan.  A loan, whether or not repaid, will have a permanent effect on the death benefit and Contract Values because the investment results will apply only to the non-loaned portion of the Contract Value.  The longer the loan is outstanding, the greater the effect is likely to be.  Depending on the investment results of the Subaccounts or credited interest rates for the unloaned value in the Fixed Account while the loan is outstanding, the effect could be favorable or unfavorable.  Loans may increase the potential for lapse if investment results of the Subaccounts are less than anticipated. Loans can (particularly if not repaid) make it more likely than otherwise for a Contract to terminate. See "TAX CONSIDERATIONS," page 50, for a discussion of the tax treatment of Contract loans and the adverse tax consequences if a Contract lapses with loans outstanding.  In particular, if your Contract is a "modified endowment contract," loans may be currently taxable and subject to a 10% penalty tax.  In addition, interest paid on Contract Loans generally is not tax deductible.

We will deduct Indebtedness from any Death Proceeds. (See "AMOUNT OF DEATH PROCEEDS," page 44)

Your Contract will be in default if the Loan Account Value on any Valuation Day exceeds the Contract Value less any applicable surrender charge.  We will send you notice of the default.  You will have a 61-day Grace Period to submit a sufficient payment to avoid termination.  The notice will specify the amount that must be repaid to prevent termination. (See “PREMIUM PAYMENTS TO PREVENT LAPSE,” page 42)

SURRENDERING THE CONTRACT FOR CASH SURRENDER VALUE

You may surrender your Contract at any time for its Cash Surrender Value by submitting a Written Request.  A surrender charge may apply. (See “SURRENDER CHARGE,” page 24)  We may require return of the Contract.  We will process a surrender request as of the date we receive your Written Request and all required documents.  Generally we will make payment within seven calendar days. (See “PAYMENT OF PROCEEDS,” page 49)  You may receive the Cash Surrender Value in one lump sum or you may apply it to a payment option. (See “PAYMENT OPTIONS,” page 48)  Your Contract will terminate and cease to be in force if you surrender it for one lump sum.  You will not be able to later reinstate it. Surrenders may have adverse tax consequences. (See “TAX CONSIDERATIONS,” page 50)

(In Texas, if you request a surrender within 31 days after a Contract Anniversary, the Cash Surrender Value applicable to the Fixed Account Value will not be less than the Cash Surrender Value applicable to the Fixed Account on that anniversary, less any Contract loans or partial surrenders made on or after such Anniversary.)

PARTIAL SURRENDERS

You may make partial surrenders under your Contract at any time subject to the conditions below.  You may submit a Written Request to the Home Office or make your request by telephone if you have provided proper authorization to us. (See “TELEPHONE, FACSIMILE, ELECTRONIC MAIL AND INTERNET AUTHORIZATIONS,” page 55)  Each partial surrender (other than by telephone) must be at least $500 and the partial surrender amount may not exceed the Cash Surrender Value, less $300.  If you make your request by telephone, the partial surrender amount must be at least $500 and may not exceed the lesser of the Cash Surrender Value less $300, or the maximum amount we permit to be withdrawn by telephone.  We will assess a partial surrender fee.  (See “PARTIAL SURRENDER FEE,” page 25)  We will deduct this charge from your Contract Value along with the amount requested to be surrendered and the charge will be considered part of the surrender (together, “partial surrender amount”).  We will reduce the Contract Value by the partial surrender amount as of the date we receive your Written Request or request by telephone for a partial surrender.

When you request a partial surrender, you can direct how we deduct the partial surrender amount (including the partial surrender fee) from your Contract Value in the Subaccounts and Fixed Account.  If you provide no directions, we will deduct the partial surrender amount (including the partial surrender fee) from your Contract Value in the Subaccounts and Fixed Account on a pro-rata basis.  Partial surrenders may have adverse tax consequences. (See “TAX CONSIDERATIONS,” page 50)

If Coverage Option A is in effect, we will reduce the Specified Amount by an amount equal to the partial surrender amount, less the excess (if any) of the death benefit over the Specified Amount at the time the partial surrender is made.  If the partial surrender amount is less than the excess of the death benefit over the Specified Amount, we will not reduce the Specified Amount.  We reserve the right to reject a partial surrender request if:

•	the partial surrender would reduce the Specified Amount below the minimum amount for which the Contract would be issued under our then-current rules; or
•
the partial surrender would cause the Contract to fail to qualify as a life insurance contract under applicable tax laws as we interpret them.  If a partial surrender does result in a reduction of the Specified Amount, a surrender charge will apply as described in “SURRENDER CHARGE,” page 24.

We will process partial surrender requests as of the date we receive your Written Request or request by telephone and generally we will make payment within seven calendar days. (See “PAYMENT OF PROCEEDS,” page 49)

MATURITY BENEFIT

The Maturity Date is the date that we pay the maturity benefit to you if the Contract is still in force.  The Maturity Date is the next Contract Anniversary following the Insured’s 95th birthday.  The Maturity Benefit is equal to the Cash Surrender Value on the Maturity Date.

PAYMENT OPTIONS

The Contract offers a variety of ways, in addition to a lump sum, for you to receive Proceeds payable under the Contract.  Payment options are available for use with various types of Proceeds, such as surrender, death or maturity.  We summarize these payment options below.  All of these options are forms of fixed-benefit annuities, which do not vary, with the investment performance of a separate account.

You may apply Proceeds of $2,000 ($2,000 minimum may not apply in some states) or more which are payable under this Contract to any of the following options:

Option 1:  Interest Payments.  We will make interest payments to the payee annually or monthly as elected.  We will pay interest on the Proceeds at the guaranteed rate of 3% per year and we may increase this by additional interest paid annually.  You may withdraw the Proceeds and any unpaid interest in full at any time.

Option 2: Installments of a Specified Amount.  We will make annual or monthly payments until the Proceeds plus interest are fully paid.  We will pay interest on the Proceeds at the guaranteed rate of 3% per year and we may increase this by additional interest.  The present value of any unpaid installments may be withdrawn at any time.

Option 3: Installments For a Specified Period.  We pay Proceeds in equal annual or monthly payments for a specified number of years.  We will pay interest on the Proceeds at the guaranteed rate of 3% per year and we may increase this by additional interest.  You may withdraw the present value of any unpaid installments at any time.

Option 4: Life Income.  We pay an income during the payee's lifetime.  You may choose a minimum guaranteed payment period.  One form of minimum guaranteed payment period is the installment refund option under which we will make payments until the total income payments received equal the Proceeds applied.

Option 5: Joint and Survivor Income.  We will pay an income during the lifetime of two persons and will continue to pay the same income as long as either person is living.  The minimum guaranteed payment period will be ten years.

Minimum Amounts.  We reserve the right to pay the total amount of the Contract in one lump sum, if less than $2,000.  If payments under the payment option selected are less than $50, payments may be made less frequently at our option.

Choice of Options.  You may choose an option by Subaccounts during one or both Insureds lifetime.  If a payment option is not in effect at the death of the last surviving Insured, the Beneficiary may make a choice.  Even if the death benefit under the Contract is excludible from income, payments under payment options may not be excludible in full.  This is because earnings on the death benefit after the Insured’s death are taxable and payments under the payment options generally include such earnings.  You should consult a tax adviser as to the tax treatment of payments under payment options.

If we have options or rates available on a more favorable basis at the time you elect a payment option, we will apply the more favorable benefits.

PAYMENT OF PROCEEDS

We will usually pay Proceeds within seven calendar days after we receive all the documents required for such a payment.

We determine the amount of the Death Proceeds as of the date of the Insured’s death.  But we determine the amount of all other Proceeds as of the date we receive the required documents.  We may delay a payment or a transfer request if:

•	the New York Stock Exchange is closed for other than a regular holiday or weekend;
•	trading is restricted by the SEC or the SEC declares that an emergency exists as a result of which the disposal or valuation of Variable Account assets is not reasonably practical; or
•	the SEC, by order, permits postponement of payment to protect Kansas City Life's Contract Owners.

If you have submitted a recent check or draft, we have the right to defer payment of partial surrenders, surrenders, Death Proceeds, or payments under a payment option until such check or draft has been honored.  We also reserve the right to defer payment of transfers, partial surrenders, surrenders, loans or Death Proceeds from the Fixed Account for up to six months.  If payment from the Fixed Account is not made within 30 days after receipt of documentation necessary to complete the transaction (or such shorter period required by a particular jurisdiction), we will add interest to the amount paid from the date of receipt of documentation.  The annual rate of interest never will be less than the rate required by the state in which your Contract was delivered.

If mandated under applicable law, we may be required to block an Owner's account and thereby refuse to pay any request for transfers, surrenders, loans or Death Proceeds, until instructions are received from the appropriate regulator.  We also may be required to provide additional information about you or your account to government regulators.

Legacy Account.  As described below, Kansas City Life will pay Death Proceeds through Kansas City Life's Legacy Accounts.  For each claim, which meets the criteria listed below, Kansas City Life will set up an individual checking account or Legacy Account.  Kansas City Life will forward a Legacy Account checkbook to the Owner or Beneficiary.  The individual Legacy Accounts are managed by a third party administrator and the checks are drawn on a bank separate from the Kansas City Life general account.  The Legacy Accounts pay interest and provide check-writing privileges, which are funded by Kansas City Life.  An Owner or Beneficiary (whichever applicable) has immediate and full access to Proceeds by writing a check on the account.  Kansas City Life pays interest on Death Proceeds from the date of death to the date the Legacy Account is closed, and holds reserves to fund disbursements.  However, the Legacy Accounts are not bank accounts and are not insured, nor guaranteed, by the FDIC or any other government agency.

Kansas City Life will pay Death Proceeds through the Legacy Account when:

•	the Proceeds are paid to an individual; and
•	the amount of Proceeds is $5,000 or more; and
•	the treatment is acceptable in the state in which the claim is made.

Any other use of the Legacy Account requires approval of the Company.

REINSTATEMENT

If your Contract lapses, you may reinstate it within two years (or longer period if required by state law) after lapse and before the Maturity Date.  Reinstatement must meet certain conditions, including the payment of the required Premium and proof of insurability.  See your Contract for further information.

TAX CONSIDERATIONS

INTRODUCTION

The following summary provides a general description of the Federal income tax considerations associated with the Contract and does not purport to be complete or to cover all tax situations.  This discussion is not intended as tax advice.  You should consult counsel or other competent tax advisers for more complete information.  This discussion is based upon our understanding of the present Federal income tax laws.  We make no representation as to the likelihood of continuation of the present Federal income tax laws or as to how they may be interpreted by the Internal Revenue Service.

TAX STATUS OF THE CONTRACT

In order to qualify as a life insurance contract for Federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under Federal tax law, a Contract must satisfy certain requirements which are set forth in the Internal Revenue Code.  Guidance as to how these requirements are to be applied is limited.  Nevertheless, we believe that Contracts issued on a standard basis should satisfy the applicable requirements.  There is less guidance, however, with respect to Contracts issued on a substandard basis, particularly if you pay the full amount of Premiums permitted under the Contract.  If it is subsequently determined that a Contract does not satisfy the applicable requirements, we may take appropriate steps to bring the Contract into compliance with such requirements and we reserve the right to restrict Contract transactions as necessary in order to do so.

In some circumstances, Owners of variable contracts who retain excessive control over the investment of the underlying separate account assets may be treated as the Owners of those assets and may be subject to tax on income produced by those assets.  Although published guidance does not address certain aspects of the Contracts, Kansas City Life believes that the Owner of a Contract should not be treated as the owner of the underlying assets of the Variable Account.  Kansas City Life reserves the right to modify the Contracts to bring them into conformity with applicable standards should such modification be necessary to prevent Owners of the Contracts from being treated as the Owners of the underlying assets of the Variable Account.

In addition, the Code requires that the investments of each of the Subaccounts must be “adequately diversified” in order for the Contract to be treated as a life insurance contract for Federal income tax purposes.  It is intended that the Subaccounts, through the Portfolios, will satisfy these diversification requirements.

The following discussion assumes that the Contract will qualify as a life insurance contract for Federal income tax purposes.

TAX TREATMENT OF CONTRACT BENEFITS

In General. We believe that the death benefit under a Contract should be excludible from the gross income of the Beneficiary.  Federal, state and local transfer, and other tax consequences of ownership or receipt of Contract Proceeds depend on the circumstances of each Contract Owner or Beneficiary.  A tax advisor should be consulted on these consequences.

Generally, the Contract Owner will not be deemed to be in constructive receipt of the Contract cash value until there is a distribution.  When distributions from a Contract occur, or when loans are taken out from or secured by a Contract, the tax consequences depend on whether the Contract is classified as a “Modified Endowment Contract.”

Modified Endowment Contracts.  Under the Internal Revenue Code, certain life insurance contracts are classified as “Modified Endowment Contracts,” with less favorable income tax treatment than other life insurance contracts.  Due to the Contract's flexibility with respect to Premium Payments and benefits, each Contract's circumstances will determine whether the Contract is a MEC.  In general, a Contract will be classified as a Modified Endowment Contract if the amount of Premiums paid into the Contract causes the Contract to fail the “7-Pay Test.”  A Contract will fail the 7-Pay Test if at any time in the first seven Contract years, the amount paid into the Contract exceeds the sum of the level Premiums that would have been paid at that point under a Contract that provided for paid-up future benefits after the payment of seven level annual payments.

If there is a reduction in the benefits under the Contract during the first seven Contract years, for example, as a result of a partial withdrawal, the 7-Pay Test will have to be reapplied as if the Contract had originally been issued at the reduced face amount.  If there is a “material change” in the Contract’s benefits or other terms, even after the first seven Contract years, the Contract may have to be retested as if it were a newly issued Contract.  A material change can occur, for example, when there is an increase in the death benefit, which is due to the payment of an unnecessary Premium.  Unnecessary Premiums are Premiums paid into the Contract which are not needed in order to provide a death benefit equal to the lowest death benefit that was payable in the first seven Contract years.  To prevent your Contract from becoming a modified endowment contract, it may be necessary to limit Premium Payments or to limit reductions in benefits.  A current or prospective Contract Owner should consult with a competent advisor to determine whether a Contract transaction will cause the Contract to be classified as a Modified Endowment Contract.

Distributions Other Than Death Benefits from Modified Endowment Contracts.  Policies classified as Modified Endowment Contracts are subject to the following tax rules:

•
All distributions other than death benefits, including distributions upon surrender and withdrawals, from a Modified Endowment Contract will be treated first as distributions of gain taxable as ordinary income and as tax-free recovery of the Contract Owner’s investment in the Contract only after all gain has been distributed.

•	Loans taken from or secured by a Contract classified as a Modified Endowment Contract are treated as distributions and taxed accordingly.
•
A 10 percent additional income tax is imposed on the amount subject to tax except where the distribution or loan is made when the Contract Owner has attained Age 59½ or is disabled, or where the distribution is part of a series of substantially equal periodic payments for the life (or life expectancy) of the Contract Owner or the joint lives (or joint life expectancies) of the Contract Owner and the Contract Owner’s Beneficiary or designated Beneficiary.

If a Contract becomes a modified endowment contract, distributions that occur during the Contract Year will be taxed as distributions from a modified endowment contract.  In addition, distributions from a Contract within two years before it becomes a modified endowment contract will be taxed in this manner.  This means that a distribution made from a Contract that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract.

Distributions Other Than Death Benefits from Policies that are not Modified Endowment Contracts.  Distributions other than death benefits from a Contract that is not classified as a Modified Endowment Contract are generally treated first as a recovery of the Contract Owner’s investment in the Contract and only after the recovery of all investment in the Contract as taxable income.  However, certain distributions which must be made in order to enable the Contract to continue to qualify as a life insurance contract for Federal income tax purposes if Contract benefits are reduced during the first 15 Contract Years may be treated in whole or in part as ordinary income subject to tax.

Loans from or secured by a Contract that is not a Modified Endowment Contract are generally not treated as distributions.  However, the tax consequences associated with preferred loans are less clear and a tax adviser should be consulted about such loans.

Finally, neither distributions from nor loans from or secured by a Contract that is not a Modified Endowment Contract are subject to the 10 percent additional income tax.

Investment in the Contract.  Your investment in the Contract is generally your aggregate Premiums.  When a distribution is taken from the Contract, your investment in the Contract is reduced by the amount of the distribution that is tax-free.

Contract Loans. In general, interest on a Contract loan will not be deductible.  If a Contract loan is outstanding when a Contract is canceled or lapses, the amount of the outstanding Indebtedness will be added to the amount distributed and will be taxed accordingly.  Before taking out a Contract loan, you should consult a tax adviser as to the tax consequences.

Withholding. To the extent that Contract distributions are taxable, they are generally subject to withholding for the recipient’s federal income tax liability.  Recipients can generally elect however, not to have tax withheld from distributions.

Life Insurance Purchases by Nonresident Aliens and Foreign Corporations The discussion above provides general information regarding U.S. federal income tax consequences to life insurance purchasers that are U.S. citizens or residents.  Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies.  In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser’s country of citizenship or residence.  Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S. state, and foreign taxation with respect to a life insurance policy purchase.

Multiple Policies.  All Modified Endowment Contracts that are issued by us (or our affiliates) to the same Contract Owner during any calendar year are treated as one Modified Endowment Contract for purposes of determining the amount includible in the Contract Owner’s income when a taxable distribution occurs.

Continuation of Contract Beyond Age 100.  The tax consequences of continuing the Contract beyond the Insured’s 100th year are unclear.  You should consult a tax adviser if you intend to keep the Contract in force beyond the Insured’s 100th year.

Business Uses of Contract.  Businesses can use the policies in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others.  The tax consequences of such plans may vary depending on the particular facts and circumstances.  If you are purchasing the Contract for any arrangement the value of which depends in part on its tax consequences, you should consult a qualified tax adviser.  Moreover, Congress has over the years adopted new rules relating to life insurance owned by businesses.  Any business contemplating the purchase of a new Contract or a change in an existing Contract should consult a tax adviser.

Employer-owned Life Insurance Contracts. Pursuant to recently enacted section 101(j) of the Code, unless certain eligibility, notice and consent requirements are satisfied, the amount excludible as a death benefit payment under an employer-owned life insurance contract will generally be limited to the Premiums paid for such contract (although certain exceptions may apply in specific circumstances).  An employer-owned life insurance contract is a life insurance contract owned by an employer that insures an employee of the employer and where the employer is a direct or indirect Beneficiary under such contact.  It is the employer’s responsibility to verify the eligibility of the intended Insured under employer-owned life insurance contracts and to provide the notices and obtain the consents required by section 101(j).  These requirements generally apply to employer-owned life insurance contracts issued or materially modified after August

17, 2006.  A tax adviser should be consulted by anyone considering the purchase or modification of an employer-owned life insurance contract.

Non-Individual Owners and Business Beneficiaries of Contract.  If a Contract is owned or held by a corporation, trust or other non-natural person, this could jeopardize some (or all) of such entity's interest deduction under Code Section 264, even where such entity's indebtedness is in no way connected to the Contract.  In addition, under Section 264(f)(5), if a business (other than a sole proprietorship) is directly or indirectly a Beneficiary of a Contract, this Contract could be treated as held by the business for purposes of Section 264(f) entity-holder rules.  There for, it would be advisable to consult with a qualified tax advisor before any non-natural person is made an Owner or holder of a Contract, or before a business (other than a sole proprietorship) is made a Beneficiary of a Contract.

Split-Dollar Arrangements.  The IRS and the Treasury Department have issued guidance that substantially affects split-dollar arrangements.  Consult a qualified tax adviser before entering into or paying additional Premiums with respect to such arrangements.

Additionally, the Sarbanes-Oxley Act of 2002 (the “Act”). prohibits, with limited exceptions, publicly traded companies, including non-U.S. companies that have securities listed on exchanges in the United States, from extending, directly or through a subsidiary, many types of personal loans to their directors or executive officers.  It is possible that this prohibition may be interpreted as applying to split-dollar life insurance policies for directors and executive officers of such companies, since such insurance arguably can be viewed as involving a loan from the employer for at least some purposes.

Although the prohibition on loans is generally effective as of July 30, 2002, there is an exception for loans outstanding as of the date of enactment, so long as there is no material modification to the loan terms and the loan is not renewed after July 30, 2002.  Any affected business contemplating the payment of a Premium on an existing Contract, or the purchase of a new Contract, in connection with a split-dollar life insurance arrangement should consult legal counsel.

Alternative Minimum Tax. There may also be an indirect tax upon the income in the Contract or the Proceeds of a Contract under the federal corporate alternative minimum tax, if the Owner is subject to that tax.

Accelerated Death Benefit.  The tax consequences associated with adding or electing to receive benefits under each of the Accelerated Death Benefit/Living Benefits Rider, the Acceleration of Death Benefits Proceeds Rider, and the Accelerated Death Benefit/Terminal Illness Rider are unclear.  A tax adviser should be consulted about the tax consequences of adding any of these riders to a Contract or requesting payment under such riders.

Estate, Gift and Generation-Skipping Transfer Taxes. The transfer of the policy or designation of a Beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes.  For example, when the Insured dies, the Death Proceeds will generally be includable in the Owner's estate for purposes of federal estate tax if the Insured owned the policy.  If the Owner was not the Insured, the fair market value of the Contract would be included in the Owner's estate upon the Owner's death.  The Contract would not be includable in the Insured's estate if the Insured neither retained incidents of ownership at death nor had given up ownership within three years before death.

Moreover, under certain circumstances, the Code may impose a "generation skipping transfer tax" when all or part of a life insurance Contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Owner.  Regulations issued under the Code may require us to deduct the tax from your Contract, or from any applicable payment, and pay it directly to the IRS.

Qualified tax advisers should be consulted concerning the estate and gift tax consequences of Contract ownership and distributions under federal, state and local law.  The individual situation of each Owner of Beneficiary will determine the extent, if any, to which federal, state and local transfers and inheritance taxes may be imposed and how ownership or receipt of policy Proceeds will be treated for purposes of federal, state and local estate, inheritance, generation skipping and other taxes.

Economic Growth and Tax Relief Reconciliation Act of 2001.  The Economic Growth and Tax Relief Reconciliation Act of 2001("EGTRRA") repeals the federal estate tax and replaces it with a carryover basis income tax regime effective for estates of decedents dying after December 31, 2009.  EGTRRA also repeals the generation skipping transfer tax, but not the gift tax, for transfers made after December 31, 2009.  EGTRRA contains a sunset provision, which essentially returns the federal estate, gift and generation-skipping transfer taxes to their pre-EGTRRA form, beginning in 2011.  Congress may or may not enact permanent repeal between now and then.

During the period prior to 2010, EGTRRA provides for periodic decreases in the maximum estate tax rate coupled with periodic increases in the estate tax exemption.  For 2008, the maximum estate tax rate is 45% and the estate tax exemption is $2,000,000.

The complexity of the new tax law, along with uncertainty as to how it might be modified in coming years, underscores the importance of seeking guidance from a qualified advisor to help ensure that your estate plan adequately addresses your needs and that of your beneficiaries under all possible scenarios.

FOREIGN TAX CREDITS

We may benefit from any foreign tax credits attributable to taxes paid by certain funds to foreign jurisdictions to the extent permitted under federal tax law.

POSSIBLE TAX LAW CHANGES

Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Contract could change by legislation or otherwise.  Consult a tax adviser with respect to legislative developments and their effect on the Contract.

OUR INCOME TAXES

Under current Federal income tax law, we are not taxed on the Separate Account’s operations.  Thus, currently we do not deduct a charge from the Separate Account for Federal income taxes.  We reserve the right to charge the Separate Account for any future Federal income taxes we may incur.

Under current laws in several states, we may incur state and local taxes (in addition to premium taxes).  These taxes are not now significant and we are not currently charging for them.  If they increase, we may deduct charges for such taxes.

OTHER INFORMATION ABOUT THE CONTRACTS AND KANSAS CITY LIFE

SALE OF THE CONTRACTS

We have entered into an Underwriting Agreement with our affiliate, Sunset Financial Services, Inc. (“Sunset Financial”), for the distribution and sale of the Contracts.  Sunset Financial sells the Contracts through its sales representatives.  Sunset Financial also may enter into selling agreements with other broker-dealers ("selling firms") that in turn may sell the Contracts through their sales representatives.

American Century® Variable Portfolios II, Inc., Fidelity® Variable Insurance Products Contrafund® Portfolio, Fidelity® Variable Insurance Products, Franklin Templeton Variable Insurance Products Trust, and Seligman Portfolios, Inc. each have adopted a Distribution Plan in connection with its 12b-1 shares, and each, under its respective agreement with Sunset Financial, currently pays Sunset Financial fees in consideration of distribution services provided and expenses incurred in the performance of Sunset Financial’s obligations under such agreements.  All or some of these payments may be passed on to selling firms that have entered into a selling agreement with Sunset Financial.  The Distribution Plans have been adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, which allows funds to pay fees to those who sell and distribute fund shares out of fund assets.  Under the Distribution Plan, fees ranging up to 25% of Variable Account assets invested in the Funds are paid to Sunset Financial for its distribution-related services and expenses under such agreement.

We pay commissions to Sunset Financial for the sale of the Contracts by its sales representatives as well as selling firms.  The maximum commissions payable for sales by Sunset Financial are:  85% of Premiums up to one target Premium and 2% of Premiums above that amount paid in the first Contract Year; 3% of target Premium in Contract Years 2 through 7; and 2% of target Premium paid in Contract Years thereafter.  When policies are sold through other selling firms, the commissions paid to such selling firms do not exceed the amounts described above payable to Sunset Financial.  For Premiums received following an increase in Specified Amount, commissions on such Premiums are paid based on the target Premium for the increase in accordance with the commission rates described above.  We also pay commissions for substandard risk and rider Premiums based on our rules at the time of payment.  Sunset Financial may pay additional compensation from its own resources to selling firms based on the level of Contract sales or Premium Payments.

Sunset Financial passes through commissions it receives and does not retain any override as principal underwriter for the Contracts.  However, under the Underwriting Agreement with Sunset Financial, we pay the following sales expenses:  sales representative training allowances; deferred compensation and insurance benefits of registered persons; advertising expenses; and all other expenses of distributing the Contracts.  We also pay for Sunset Financial’s operating and other expenses.  Sunset Financial sales representatives and their managers are eligible for various cash benefits, such as bonuses, insurance benefits and financing arrangements, and non-cash compensation programs that Kansas City Life offers.  These programs include conferences, seminars, meals, entertainment, payment for travel, lodging and entertainment, prizes, and awards, subject to applicable regulatory requirements.  Sales of the Contracts may help sales representatives and their managers qualify for such benefits.  Because they are also appointed insurance agents of Kansas City Life, Sunset Financial sales representatives may receive other payments from Kansas City Life for services that do not directly involve the sale of the Contracts, including payments made for the recruitment and training of personnel, production of promotional literature, and similar services.

Other selling firms may share commissions and additional amounts received for sales of the Contracts with their sales representatives in accordance with their programs for compensating sales representatives.  These programs may also include other types of cash and non-cash compensation and other benefits.  Ask your sales representative for further information about what your sales representative and the selling firm for which he or she works may receive in connection with your purchase of a Policy.

Commissions and other incentives or payment described above are not charged directly to Contract Owners or the Variable Account.  We intend to recoup commissions and other sales expenses through fees and charges deducted under the Policy.

TELEPHONE, FACSIMILE, ELECTRONIC MAIL AND INTERNET AUTHORIZATIONS

You may request the following transactions by telephone, facsimile, electronic mail or via the Kansas City Life website, if you provided proper authorization to us:

•	transfer of Contract Value;
•	change in premium allocation;
•	change in dollar cost averaging;
•	change in portfolio rebalancing; or
•	Contract loan.

We may suspend these privileges at any time if we decide that such suspension is in the best interests of Contract Owners.

In addition, you may make a Partial Surrender request by telephone if you have provided proper authorization to us.
We accept Written Requests transmitted by facsimile, but reserve the right to require you to send us the original Written Request.

Electronic mail requests that are received at customerservice@kclife.com before 3:00 p.m. Central Time on a Valuation Day will be processed on that Valuation Day.  If we receive a request after the New York Stock Exchange closes for normal trading (currently, 3:00 p.m. Central Time), we will process the order using the Subaccount Accumulation Unit value determined at the close of the next regular business session of the New York Stock Exchange.  If an incomplete request is received, we will notify you as soon as possible by return e-mail.  Your request will be honored as of the Valuation Day when all required information is received.

Accessing your account on the Internet at www.kclife.com can also make request.  Requests and changes received before 3:00 p.m. Central Time on a Valuation Day will be processed on that Valuation Day.  If we receive a request after the New York Stock Exchange closes for normal trading, we will process the order using the Subaccount Accumulation Unit value determined at the close of the next regular business session of the New York Stock Exchange.  If any of the fields are left incomplete, the request will not be processed and you will receive an error message.  Your request will be honored as of the Valuation Day when all required information is received.  You will receive a confirmation in the mail of the changes made with in five days of your request.

We will employ reasonable procedures to confirm that instructions communicated to us by telephone, facsimile, or email are genuine.  If we follow those procedures, we will not be liable for any losses due to unauthorized or fraudulent instructions.

The procedures we will follow for telephone privileges include requiring some form of personal identification prior to acting on instructions received by telephone, providing written confirmation of the transaction, and making a tape recording of the instructions given by telephone.  The procedures we will follow for facsimile and email communications include verification of policy number, social security number and date of birth.

Telephone, facsimile, electronic mail systems and the website may not always be available.  Any telephone, facsimile, electronic mail system or Internet connection, whether it is yours, your service provider’s, your registered representative’s, or ours, can experience outages or slowdowns for a variety of reasons.  These outages may delay or prevent our processing of your request.  Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances.  If you are experiencing problems, you should make your request by writing to our Home Office.

LITIGATION

The life insurance industry, including the Company, has been subject to an increase in litigation in recent years.  Such litigation has been pursued on behalf of purported classes of policyholders and other claims and legal actions in jurisdictions where juries often award punitive damages, which are grossly disproportionate to actual damages.

Although no assurances can be given and no determinations can be made at this time, management believes that the ultimate liability, if any, with respect to these claims and actions, would have no material effect on the Company’s business, results of operations or financial position.

CHANGE OF ADDRESS NOTIFICATION

To protect you from fraud and theft, Kansas City Life may verify any changes you request by sending a confirmation of the change to both your old and new addresses.  Kansas City Life may also call you to verify the change of address.

FINANCIAL STATEMENTS

Kansas City Life's financial statements and the financial statements for the Variable Account are included in the Statement of Additional Information.

Kansas City Life's financial statements should be distinguished from financial statements of the Variable Account.  You should consider Kansas City Life's financial statements only as an indication of Kansas City Life's ability to meet its obligations under the Contracts.  You should not consider them as having an effect on the investment performance of the assets held in the Variable Account.

DEFINITIONS

Accumulation Unit	An accounting unit used to measure the net investment results of each of the Subaccounts.

Age	The Insured's Age on his/her last birthday as of or on each Contract Anniversary. The Contract is issued at the Age shown in the Contract.

Allocation Date
The date we apply your initial Premium to your Contract.  We allocate this Premium to the Federated Prime Money Fund II Subaccount where it remains until the Reallocation Date.  The Allocation Date is the later of the date we approve your application or the date we receive the initial Premium at our Home Office.

Beneficiary	The person you designate to receive any Proceeds payable at the death of the Insured.

Cash Surrender Value	The Contract Value less any applicable Surrender Charge and any Contract Indebtedness.

Contract Anniversary	The same day and month as the Contract Date each year that the Contract remains in force.

Contract Date	The date on which coverage takes effect. Contract Months, Years and Anniversaries are measured from the Contract Date.

Contract Value	Measure of the value in your Contract. It is the sum of the Variable Account Value and the Fixed Account Value, which includes the Loan Account Value.

Contract Year	Any period of twelve months starting with the Contract Date or any Contract Anniversary.

Coverage Options
Death benefit options available which affect the calculation of the Death Benefit.  Option A provides a Death Benefit at least equal to the Specified Amount.  Option B provides a Death Benefit at least equal to the Specified Amount plus the Contract Value.

Death Proceeds	The amount of Proceeds payable upon the Insured's death.

Fixed Account Value	Measure of value accumulating in the Fixed Account.

Grace Period
A 61-day period we provide when there is insufficient value in your Contract and at the end of which the Contract will terminate unless you pay sufficient additional Premiums.  This period of time gives you the chance to pay enough Premiums to keep your Contract in force.

Guaranteed Monthly Premium	A Premium amount which when paid guarantees that your Contract will not lapse during the Guaranteed Payment Period.

Guaranteed Payment Period	The period of time during which we guarantee that your Contract will not lapse if you pay the Guaranteed Monthly Premiums.

Home Office
When the term "Home Office" is used in this Prospectus in connection with transactions under the Contract, it means our Variable Administration office.  Transaction requests and other types of Written Notices should be sent to P.O. Box 219364, Kansas City, Missouri 64121-9364.  The telephone number at our Variable Administration office is 800-616-3670.

Indebtedness	The sum of all outstanding Contract loans plus accrued interest.

Insured	The person whose life we insure under the Contract.

Loan Account	The Loan Account is used to track loan amounts and accrued interest. It is part of the Fixed Account.

Loan Account Value	Measure of the amount of Contract Value assigned to the Loan Account.

Maturity Date	The date when death benefit coverage terminates and we pay you any Cash Surrender Value.

Monthly Anniversary Day	The day of each month on which we make the Monthly Deduction. It is the same day of each month as the Contract Date, or the last day of the month for those months not having such a day.

Monthly Deduction
The amount we deduct from the Contract Value to pay the cost of insurance charge, monthly expense charge, any applicable increase expense charge, and any charges for supplemental and/or rider benefits.  We make the Monthly Deduction as of each Monthly Anniversary Day.

Net Investment Factor	An index used to measure Subaccount performance.

Owner, You	The person entitled to exercise all rights and privileges of the Contract.

Planned Premium Payments	The amount and frequency of Premiums you chose to pay in your last instructions to us. This is the amount we will bill you. It is only an indication of your preferences of future Premium Payments.

Premium(s)/Premium Payment(s)	The amount(s) you pay to purchase the Contract. It includes both Planned Premium Payments and Unscheduled Premiums.

Proceeds	The total amount we are obligated to pay.

Reallocation Date
The date on which the Contract Value we initially allocated to the Federated Prime Money Fund II Subaccount on the Allocation Date is re-allocated to the Subaccounts and/or to the Fixed Account.  We re-allocate the Contract Value based on the premium allocation percentages you specify in the application.  The Reallocation Date is 30 days after the Allocation Date.

Specified Amount	The amount of insurance coverage on the Insured. The actual death benefit will depend upon whether Option A or Option B is in effect at the time of death.

Subaccounts	The divisions of the Variable Account. The assets of each Subaccount are invested in a portfolio of a designated mutual fund.

Subaccount Value	Measure of the value in a particular Subaccount.

Unscheduled Premium	Any Premium other than a Planned Premium Payment.

Valuation Day
Each day on which the New York Stock Exchange is open for trading, or any other day on which there is a sufficient degree of trading in the investments of the Subaccounts such that the current value might be materially affected.

Valuation Period
The interval of time beginning at the close of normal trading on the New York Stock Exchange on one Valuation Day and ending at the close of normal trading on the New York Stock Exchange on the next Valuation Day.  Currently the, close of normal trading occurs at 3 p.m. Central Time.  The term "Valuation Period" is used in this Prospectus to specify, among other things, when a transaction order or request is deemed to be received by us at our Variable Administration office.

Variable Account Value	The Variable Account Value is equal to the sum of all Subaccount Values of a Contract.

We, Our, Us	Kansas City Life Insurance Company.

Written Notice/Written Request	A Written Notice or Written Request in a form satisfactory to us that is signed by the Owner and received at the Home Office.

APPENDIX – MAXIMUM SURRENDER CHARGE FACTORS

(Per $1,000 of Specified Amount)

	Male		Female			Male		Female
Issue Age	SM	NS	SM	NS	Issue Age	SM	NS	SM	NS
0		24.48		23.76	40	82.80	62.64	63.36	54.00
1		24.48		23.76	41	87.12	66.24	66.24	56.16
2		24.48		23.76	42	90.72	69.12	69.12	59.04
3		24.48		23.76	43	95.76	72.72	72.00	61.20
4		24.48		23.76	44	100.08	75.60	75.60	64.08

5		24.48		23.76	45	105.12	79.92	79.20	66.96
6		25.20		23.76	46	110.16	83.52	82.08	70.56
7		25.20		23.76	47	115.92	87.84	86.40	73.44
8		25.92		24.48	48	121.68	92.16	90.00	77.04
9		25.92		24.48	49	128.16	97.20	94.32	80.64

10		26.64		24.48	50	134.64	102.24	98.64	84.96
11		28.08		25.20	51	141.12	107.28	102.96	88.56
12		28.80		25.20	52	148.32	113.04	108.00	92.88
13		30.24		25.92	53	156.24	118.80	113.04	97.92
14		30.96		25.92	54	164.88	125.28	118.80	102.96

15	36.72	32.40	29.52	26.64	55	173.52	132.48	123.84	108.00
16	37.44	32.40	30.24	26.64	56	182.16	139.68	130.32	113.04
17	37.44	32.40	30.24	27.36	57	191.52	146.88	136.80	119.52
18	38.16	33.12	30.96	27.36	58	202.32	155.52	143.28	125.28
19	38.16	33.12	30.96	28.08	59	213.12	164.16	150.48	132.48

20	38.88	33.12	31.68	28.08	60	224.64	173.52	158.40	139.68
21	39.60	33.12	32.40	28.08	61	236.88	183.60	167.04	147.60
22	40.32	33.12	32.40	28.08	62	249.84	194.40	176.40	155.52
23	41.04	33.12	33.12	28.80	63	263.52	205.92	185.76	164.88
24	41.76	33.12	33.12	28.80	64	277.92	218.16	196.56	174.24

25	42.48	33.12	33.84	28.80	65	293.04	231.12	207.36	184.32
26	44.64	34.56	35.28	30.24	66	308.88	245.52	218.88	195.84
27	46.08	36.00	36.72	30.96	67	326.16	260.64	231.84	207.36
28	48.24	37.44	38.16	32.40	68	344.16	276.48	244.80	220.32
29	50.40	38.88	39.60	33.84	69	363.60	293.76	259.92	234.72

30	52.56	40.32	41.04	35.28	70	383.76	312.48	275.76	249.84
31	54.72	42.48	43.20	36.72	71	405.36	332.64	293.04	266.40
32	57.60	43.92	44.64	38.16	72	429.12	354.24	312.48	284.40
33	59.76	46.08	46.80	39.60	73	452.88	376.56	332.64	303.84
34	62.64	48.24	48.96	41.76	74	478.80	401.04	354.96	325.44

35	65.52	50.40	51.12	43.20	75	505.44	426.96	378.72	348.48
36	68.40	52.56	53.28	45.36	76	532.80	454.32	403.20	372.96
37	72.00	54.72	55.44	47.52	77	561.60	483.12	430.56	399.60
38	75.60	57.60	58.32	49.68	78	591.84	514.80	459.36	429.12
39	79.20	60.48	60.48	51.84	79	624.24	547.92	491.04	460.80
					80	658.80	584.64	525.60	495.36

STATEMENT OF ADDITIONAL INFORMATION TABLE OF CONTENTS

GENERAL INFORMATION AND HISTORY ABOUT KANSAS CITY LIFE	1
ADDITIONAL CONTRACT INFORMATION	1
SPECIALIZED USES OF THE CONTRACT	1
INCONTESTABILITY	1
SUICIDE EXCLUSION	1
MISSTATEMENT OF AGE OR SEX	1
ASSIGNMENT	2
REDUCED CHARGES FOR ELIGIBLE GROUPS	2
ADDITIONAL PREMIUM INFORMATION	2
GENERALLY	2
PLANNED PREMIUM PAYMENTS	2
PREMIUM PAYMENTS TO PREVENT LAPSE	2
UNDERWRITING REQUIREMENTS	3
SALE OF THE CONTRACTS	3
PERFORMANCE DATA	4
YIELDS AND TOTAL RETURNS	4
MONEY MARKET SUBACCOUNT YIELDS	4
TOTAL RETURNS	5
OTHER INFORMATION	6
RESOLVING MATERIAL CONFLICTS	6
MINIMUM GUARANTEED AND CURRENT INTEREST RATES	6
LEGAL CONSIDERATIONS RELATING TO SEX-DISTINCT PREMIUM PAYMENTS AND BENEFITS	6
REPORTS TO CONTRACT OWNERS	6
EXPERTS	7
LEGAL MATTERS	7
ADDITIONAL INFORMATION	7
FINANCIAL STATEMENTS	7

The Statement of Additional Information contains additional information about the Variable Account and Kansas City Life, including more information concerning compensation paid for the sale of Contracts.  To learn more about the Contract, you should read the Statement of Additional Information dated the same date as this Prospectus.  The Table of Contents for the Statement of Additional Information appears on the last page of this Prospectus.  For a free copy of the Statement of Additional Information, to receive personalized illustrations of death benefits, net cash surrender values, and cash values, and to request other information about the Contract, please call 1-800-616-3670 or write to us at Kansas City Life Insurance Company, 3520 Broadway, P.O. Box 219364, Kansas City, Missouri 64121-9364.

The Statement of Additional Information has been filed with the SEC and is incorporated by reference into this Prospectus and is legally a part of this Prospectus.  The SEC maintains an Internet website (http://www.sec.gov) that contains the Statement of Additional Information and other information about us and the Contract.  Information about us and the Contract (including the Statement of Additional Information) may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC., or may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, 100 F Street, N.E., Washington, DC  20549.  Additional information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 551-8090.

Investment Company Act of 1940 Registration File No. 811-9080

Kansas City Life Insurance Company

3520 Broadway

P.O. Box 219364

Kansas City, Missouri 64121-9364

(800) 616-3670

Statement of Additional Information

Kansas City Life Variable Life Separate Account

Individual Flexible Premium Variable Life Insurance Contract

This Statement of Additional Information contains information in addition to the information described in the Prospectus for the individual flexible premium variable life insurance contract (the "Contract") we offer. This Statement of Additional Information is not a Prospectus and you should read it only in conjunction with the Prospectus for the Contract and the prospectuses for the Funds.  The Prospectus is dated the same as this Statement of Additional Information. You may obtain a copy of the Prospectus by writing or calling Kansas City Life at the address or phone number shown above.

The date of this Statement of Additional Information is May 1, 2008.

STATEMENT OF ADDITIONAL INFORMATION TABLE OF CONTENTS

GENERAL INFORMATION AND HISTORY ABOUT KANSAS CITY LIFE	1
ADDITIONAL CONTRACT INFORMATION	1
SPECIALIZED USES OF THE CONTRACT	1
INCONTESTABILITY	1
SUICIDE EXCLUSION	1
MISSTATEMENT OF AGE OR SEX	1
ASSIGNMENT	2
REDUCED CHARGES FOR ELIGIBLE GROUPS	2
ADDITIONAL PREMIUM INFORMATION	2
GENERALLY	2
PLANNED PREMIUM PAYMENTS	2
PREMIUM PAYMENTS TO PREVENT LAPSE	2
UNDERWRITING REQUIREMENTS	3
SALE OF THE CONTRACTS	3
PERFORMANCE DATA	4
YIELDS AND TOTAL RETURNS	4
MONEY MARKET SUBACCOUNT YIELDS	4
TOTAL RETURNS	5
OTHER INFORMATION	6
RESOLVING MATERIAL CONFLICTS	6
MINIMUM GUARANTEED AND CURRENT INTEREST RATES	6
LEGAL CONSIDERATIONS RELATING TO SEX-DISTINCT PREMIUM PAYMENTS AND BENEFITS	6
REPORTS TO CONTRACT OWNERS	6
EXPERTS	7
LEGAL MATTERS	7
ADDITIONAL INFORMATION	7
FINANCIAL STATEMENTS	7

GENERAL INFORMATION AND HISTORY ABOUT KANSAS CITY LIFE

Established in 1895 in Kansas City, Missouri, Kansas City Life Insurance Company serves policyholders in 48 states and the District of Columbia, except New York and Vermont. Kansas City Life offers a wide variety of product lines that include universal life, term life, interest sensitive whole life, annuities and group products. The company and its subsidiaries reach a wide range of markets with financial services that include insurance and investments.

ADDITIONAL CONTRACT INFORMATION

SPECIALIZED USES OF THE CONTRACT

Because the Contract provides for an accumulation of cash value as well as a death benefit, the Contract can be used for various individual and business financial planning purposes. Purchasing the Contract in part for such purposes entails certain risks. For example, if the investment performance of Subaccounts to which Variable Account Value is allocated is poorer than expected or if sufficient Premiums are not paid, the Contract may lapse or may not accumulate enough value to fund the purpose for which you purchased the Contract. Partial surrenders and Contract loans may significantly affect current and future values and Proceeds. A loan may cause a Contract to lapse, depending upon Subaccount investment performance and the amount of the loan. Before purchasing a Contract for a specialized purpose, you should consider whether the long-term nature of the Contract is consistent with the purpose for which you are considering it. Using a Contract for a specialized purpose may have tax consequences. (See “TAX CONSIDERATIONS” in the Prospectus.)

INCONTESTABILITY

After the Contract has been in force during the Insured’s lifetime for two years from the Contract Date (or less if required by state law), we may not contest it unless it lapses.

We will not contest any increase in the Specified Amount after the increase has been in force during the Insured’s lifetime for two years following the effective date of the increase (or less if required by state law) unless the Contract lapses.

If a Contract lapses and is reinstated, we cannot contest the reinstated Contract after it has been in force during the Insured’s lifetime for two years from the date of the reinstatement application (or less if required by state law) unless the Contract lapses.

SUICIDE EXCLUSION

If the Insured dies by suicide, while sane or insane, within two years of the Contract Date (or less if required by state law), the amount payable will be equal to the Contract Value less any Loan Balance.

If the Insured dies by suicide, while sane or insane, within two years after the effective date of any increase in the Specified Amount (or less if required by state law), the amount payable associated with such increase will be limited to the cost of insurance charges associated with the increase.

MISSTATEMENT OF AGE OR SEX

If it is determined that the Age or sex of the Insured as stated in the Contract is not correct, while the Contract is in force and the Insured is alive, we will adjust the Contract Value. The adjustment will be the difference between the following amounts accumulated at 4% interest annually (unless otherwise required by state law). The two amounts are:

•	the cost of insurance deductions that have been made; and
•	the cost of insurance deductions that should have been made.

If after the death of the Insured while this Contract is in force, it is determined the Age or sex of the Insured as stated in the Contract is not correct, the death benefit will be the net amount at risk that the most recent cost of insurance deductions at the correct Age and sex would have provided plus the Contract Value on the date of death (unless otherwise required by state law).

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ASSIGNMENT

You may assign the Contract in accordance with its terms. In order for any assignment to bind us, it must be in writing and filed at the Home Office. When we receive a signed copy of the assignment, your rights and the interest of any Beneficiary (or any other person) will be subject to the assignment. We assume no responsibility for the validity or sufficiency of any assignment. An assignment is subject to any Indebtedness. We will send notices to any assignee we have on record concerning amounts required to be paid during a Grace Period in addition to sending these notices to you. An assignment may have tax consequences.

REDUCED CHARGES FOR ELIGIBLE GROUPS

We may reduce the sales and administration charges for Contracts issued to a class of associated individuals or to a trustee, employer or similar entity. We may reduce these charges if we anticipate that the sales to the members of the class will result in lower than normal sales or administrative expenses. We will make any reductions in accordance with our rules in effect at the time of the application. The factors we will consider in determining the eligibility of a particular group and the level of the reduction are as follows:

•	nature of the association and its organizational framework;
•	method by which sales will be made to the members of the class;
•	facility with which Premiums will be collected from the associated individuals;
•	association’s capabilities with respect to administrative tasks;
•	anticipated persistency of the Contract;
•	size of the class of associated individuals;
•	number of years the association has been in existence; and
•	any other such circumstances which justify a reduction in sales or administrative expenses.

Any reduction will be reasonable, will apply uniformly to all prospective Contract purchases in the class and will not be unfairly discriminatory to the interests of any Contract holder.

ADDITIONAL PREMIUM INFORMATION

GENERALLY

Premium Payments must be made by check payable to Kansas City Life Insurance Company or by any other method that Kansas City Life deems acceptable. Kansas City Life may specify the form in which a premium payment must be made in order for the Premium to be in "good order." Ordinarily, a check will be deemed to be in good order upon receipt, although Kansas City Life may require that the check first be converted into federal funds. In addition, for a Premium to be received in "good order," it must be accompanied by all required supporting documentation, in whatever form required.

PLANNED PREMIUM PAYMENTS

Each Premium after the initial Premium must be at least $25. Kansas City Life may increase this minimum limit 90 days after sending the Owner a Written Notice of such increase. Subject to the limits described in the Prospectus, the Owner can change the amount and frequency of Planned Premium Payments by sending Written Notice to the Home Office. Kansas City Life, however, reserves the right to limit the amount of a Premium Payment or the total Premiums Payments paid, as discussed in the Prospectus.

PREMIUM PAYMENTS TO PREVENT LAPSE

Failure to pay Planned Premium Payments will not necessarily cause a Contract to lapse. Conversely, paying all Planned Premium Payments will not guarantee that a Contract will not lapse. The conditions that will result in the Owner's Contract lapsing will vary, as follows, depending on whether a Guaranteed Payment Period is in effect.

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During the Guaranteed Payment Period. A grace period starts if on any Monthly Anniversary Day the Cash Surrender Value is less than the amount of the Monthly Deduction and the accumulated premiums paid as of the Monthly Anniversary Day are less than required to guarantee the Contract will not lapse during the Guaranteed Payment Period.  The Premium required to keep the Contract in force will be an amount equal to the lesser of:  (1) the

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amount to guarantee the Contract will not lapse during the Guaranteed Payment Period less the accumulated Premiums paid; and (2) an amount sufficient to provide a cash surrender value equal to three Monthly Deductions.

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After the Guaranteed Payment Period. A grace period starts if the Cash Surrender Value on a Monthly Anniversary Day will not cover the Monthly Deduction. A Premium sufficient to provide a cash surrender value equal to three Monthly Deductions must be paid during the grace period to keep the Contract in force.

UNDERWRITING REQUIREMENTS

Kansas City Life currently places Insureds into one of the three risk classes, based on underwriting:  Standard Smoker, Standard Nonsmoker, or Preferred Nonsmoker.  An Insured may be placed in a substandard risk class, which involves a higher mortality risk than the Standard Smoker or Standard Nonsmoker classes.  In an otherwise identical Contract, an Insured in the standard risk class will have a lower cost of insurance rate than an Insured in a substandard risk class.  Standard Nonsmoker rates are available for Issue Ages 0-80.  Standard Smoker and Preferred Nonsmoker rates are available for Issue Ages 15-80.  Contracts with a Specified Amount of $500,000 and above currently are subject to a lower level of cost of insurance charges:

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The Preferred Nonsmoker risk class is generally only available if the Specified Amount equals or exceeds $100,000 Ages 15-49, and $50,000 Ages 50 and above.  Preferred Insureds generally will incur lower cost of insurance rates than Insureds who are classified as nonsmokers.

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Nonsmoking Insureds will generally incur lower cost of insurance rates than Insureds who are classified as smokers.  If an Insured does not qualify as a nonsmoker cost of insurance rates will remain as shown in the Contract. However, if the Insured does qualify as a nonsmoker, the cost of insurance rates will be changed to reflect the nonsmoker classification.

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We may place an Insured into a substandard risk class for a temporary period of time, due to occupation, avocation or certain types of health conditions.  We also may place an Insured into a substandard risk class permanently.  These permanent ratings can be reviewed after the policy has been in force for 2 years.

SALE OF THE CONTRACTS

We offer the Contracts to the public on a continuous basis through Sunset Financial Services, Inc. (“Sunset Financial”).  We anticipate continuing to offer the Contracts, but reserve the right to discontinue the offering.

Sunset Financial is responsible for distributing the Contracts pursuant to an Underwriting Agreement with us.  Sunset Financial serves as principal underwriter for the Contracts.  Sunset Financial, incorporated in the state of Washington on April 23, 1964, is a wholly owned subsidiary of Kansas City Life Insurance Company, and has its principal business address at P.O. Box 219365, Kansas City, Missouri 64121-9365.  Sunset Financial is registered as a broker-dealer with the Securities and Exchange Commission under the Securities Exchange Act of 1934 (the “1934 Act”), and is a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”).  Sunset Financial is a member of the Securities Investor Protection Corporation.

Sunset Financial offers the Contracts through its sales representatives.  Sunset Financial may also enter into selling agreements with other broker-dealers for sales of the Contracts through their sales representatives.  Sales representatives must be licensed as insurance agents and appointed by us.

We pay commissions to Sunset Financial for sales of the Contracts, which Sunset Financial shares with its sales representatives and also with broker-dealers who have entered into selling agreements.

Sunset Financial received sales compensation with respect to the Contracts in the following amounts during the periods indicated:

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Fiscal Year	Aggregate Amount of Commissions Paid to Sunset Financial*	Aggregate Amount of Commissions Retained by Sunset Financial After Payments to its Registered Persons and Other Broker-Dealers
2005	$2,892,011.00	$163,737.00
2006	$2,476,131.00	$148,829.00
2007	$2,800,860.00	$90,469.00
* Includes sales compensation paid to registered persons of Sunset Financial.

Sunset Financial passes through commissions it receives and does not retain any override as principal underwriter for the Contracts.

PERFORMANCE DATA

YIELDS AND TOTAL RETURNS

From time to time, we may advertise or include in sales literature historical performance data, including yields, effective yields, and annual total returns for the Subaccounts. These figures are based on historical earnings and do not indicate or project future performance.  Effective yields and total returns for a Subaccount are based on the investment performance of the corresponding Portfolio of a Fund. A Portfolio’s performance reflects the Portfolio’s expenses. See the prospectuses for the Funds.

In advertising and sales literature, the performance of each Subaccount may be compared to the performance of other variable life insurance issuers in general or to the performance of particular types of variable life insurance investing in mutual funds, or investment series of mutual funds with investment objectives similar to each of the Subaccounts. Advertising and sales literature may also compare the performance of each Subaccount to the Standard & Poor’s Composite Index of 500 stocks, a widely used measure of stock performance. We may also report other information, including the effect of tax-deferred compounding on a Subaccount’s investment returns, or returns in general, which may be illustrated by tables, graphs, or charts. All income and capital gains derived from Subaccount investments are reinvested and can lead to substantial long-term accumulation of assets, provided that the underlying Portfolio’s investment experience is positive.

Performance information reflects only the performance of a hypothetical investment during the particular time period on which the calculations are based. Average annual total return figures are based on historical earnings and are not intended to indicate future performance. Performance information should be considered in light of the investment objectives and policies, characteristics and quality of the underlying Portfolio in which a Subaccount invests and the market conditions during the given time period, and should not be considered as a representation of what may be achieved in the future.

You also should refer to your personalized illustrations which illustrate variations of Contract Values, Cash Surrender Values and death benefits under your Contract.

MONEY MARKET SUBACCOUNT YIELDS

The current yield of the Federated Prime Money Fund II (“Money Market Subaccount”) refers to the annualized investment income generated by an investment in the Money Market Subaccount over a specified seven-day period. The yield is calculated by assuming that the income generated for that seven-day period is generated each seven-day period over a 52-week period and is shown as a percentage of the investment; it is calculated in a manner which does not take into consideration any realized or unrealized gains or losses or income other than investment income on shares of the underlying Portfolio or on its portfolio securities.

This current annualized yield is computed by determining the net change (exclusive of realized gains and losses on the sale of securities and unrealized appreciation and depreciation and exclusive of income other than investment income) at the end of the seven-day period in the value of a hypothetical account under a Contract having a balance of one Accumulation Unit in the Money Market Subaccount at the beginning of the period, dividing the net change in Money Market Subaccount Value by the value of the hypothetical account at the beginning of the period to determine the base period return, and annualizing this quotient on a 365-day basis. The net change in account value reflects: (1) net investment income of the Portfolio attributable to the hypothetical account; and (2) “common” charges and deductions (as explained below) imposed under the Contract which are attributable to the hypothetical account.

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The effective yield of the Money Market Subaccount determined on a compounded basis for the same seven-day period may also be quoted.  The effective yield is calculated similarly but, when annualized, the income earned by an investment in the Subaccount is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment.

The Money Market Subaccount’s yield is affected by changes in interest rates on money market securities, the average portfolio maturity of the underlying Portfolio, the types of quality of portfolio securities held by the underlying Portfolio, and the underlying Portfolio’s operating expenses. During extended periods of low interest rates, the yields of the Money Market Subaccount (or any Subaccount investing in a money market portfolio) may also become extremely low and possibly negative. Yields on amounts held in the Money Market Subaccount may also be presented for periods other than a seven-day period.

TOTAL RETURNS

The total return of a Subaccount refers to return quotations assuming an investment under a Contract has been held in the Subaccount for various periods of time including, but not limited to, a period measured from the date the Subaccount commenced operations. For periods prior to the date a Subaccount commenced operations, performance information for Contracts funded by that Subaccount may also be calculated based on the performance of the corresponding Portfolio and the assumption that the Subaccount was in existence for the same periods as those indicated for the Portfolio, with the current level of Contract charges.  The average annual total return quotations represent the average annual compounded rates of return that would equate an initial investment of $1,000 under a Contract to the value of that investment (reflecting only Common Charges, as described below) as of the last day of each of the periods for which total return quotations are provided. The ending date for each period for which total return quotations are provided will normally be for the most recent calendar quarter, considering the type and media of the communication and will be stated in the communication. Average annual total return information shows the average percentage change in the value of an investment in the Subaccount from the beginning date of the measuring period to the end of that period.

Until a Subaccount has been in operation for 1, 5, and 10 years, respectively, we will include quotes of average annual total return for the period measured from the Subaccount’s inception. When a Subaccount has been in operation for 1, 5, and 10 years, respectively, the average annual total return for these periods will be provided. Average annual total returns for other periods of time may, from time to time, also be disclosed. Average annual total return for the Subaccounts may include information for the period before any policies were registered under the Securities Act of 1933, from the inception of the Subaccounts, with the level of Contract charges currently in effect.

Average annual total returns reflect total underlying Portfolio expenses and certain Contract fees and charges assumed to apply to all Contract owners, including the mortality and expense risk charge (“Common Charges”).  However, charges such as cost of insurance charges, which are based on certain factors, such as the Insured’s age, sex, number of completed Contract years, Specified Amount, and risk class, and which therefore vary with each Contract, are not reflected in average annual total returns, nor are the premium expense charge or any charges assessed on surrender, partial surrender, or transfer (“Non-Common Charges”). If Non-Common Charges were deducted, performance would be significantly lower.

Because of the charges and deductions imposed under a Contract, performance data for the Subaccounts will be lower than performance data for their corresponding Portfolios. The performance of a Subaccount will be affected by expense reimbursements and fee waivers applicable to the corresponding Portfolio. Without these reimbursements and waivers, performance would be lower.

Performance for any given past period is not an indication or representation of future performance. The performance of each Subaccount will fluctuate on a daily basis.

From time to time, sales literature or advertisements may also quote average annual total returns for periods prior to the date a Subaccount commenced operations. This performance information for the Subaccounts will be calculated based on the performance of the Portfolios and the assumption that the Subaccounts were in existence for the same periods as those indicated for the Portfolios, with the level of Common Charges currently in effect.

From time to time, sales literature or advertisements may also quote average annual total returns for the underlying Funds that reflect all underlying Fund fees and expenses, but do not reflect the deduction of Contract-level expenses (either

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Common Charges or Non-Common Charges).  Because of the charges and deductions imposed under the Contract, performance data for the Subaccounts will be lower than performance data for their corresponding Funds.

OTHER INFORMATION

RESOLVING MATERIAL CONFLICTS

The Funds presently serve as the investment medium for the Contracts. In addition, the Funds are available to registered separate accounts of other insurance companies offering variable annuity and variable life insurance contracts.
We do not currently foresee any disadvantages to you resulting from the Funds selling shares to fund products other than the Contracts. However, there is a possibility that a material conflict of interest may arise between Contract Owners and the owners of variable contracts issued by other companies whose values are allocated to one of the Funds. Shares of some of the Funds may also be sold to certain qualified pension and retirement plans qualifying under Section 401 of the Code. As a result, there is a possibility that a material conflict may arise between the interests of Owners or owners of other contracts (including contracts issued by other companies), and such retirement plans or participants in such retirement plans. In the event of a material conflict, we will take any necessary steps, including removing the Variable Account from that Fund, to resolve the matter. The Board of Directors of each Fund will monitor events in order to identify any material conflicts that may arise and determine what action, if any, should be taken in response to those events or conflicts. See the accompanying prospectuses of the Funds for more information.

MINIMUM GUARANTEED AND CURRENT INTEREST RATES

We guarantee to credit the Fixed Account Value with a minimum 4% effective annual interest rate. We intend to credit the Fixed Account Value with current rates in excess of the 4% minimum, but we are not obligated to do so. Current interest rates are influenced by, but don’t necessarily correspond to, prevailing general market interest rates. We will determine current rates. You assume the risk that the interest we credit may not exceed the guaranteed rate. Since we anticipate changing the current interest rate from time to time, we will credit different allocations with different interest rates, based upon the date amounts are allocated to the Fixed Account. We may change the interest rate credited to allocations from Premiums or new transfers at any time. We will not change the interest rate more than once a year on amounts in the Fixed Account.

For the purpose of crediting interest, we currently account for amounts deducted from the Fixed Account on a last-in, first-out (“LIFO”) method. We may change the method of crediting from time to time, provided that such changes do not have the effect of reducing the guaranteed rate of interest below 4%.  We may also shorten the period for which the interest rate applies to less than a year (except for the year in which an amount is received or transferred).

LEGAL CONSIDERATIONS RELATING TO SEX-DISTINCT PREMIUM PAYMENTS AND BENEFITS

Cost of insurance rates for Contracts generally distinguish between males and females. Thus, Premium Payments and benefits under Contracts covering males and females of the same Age will generally differ. (In some states, the cost of insurance rates don't vary by sex.)

We also offer Contracts that don’t distinguish between male and female rates where required by state law. Employers and employee organizations considering purchase of a Contract should consult with their legal advisers to determine whether purchase of a Contract based on sex-distinct cost of insurance rates is consistent with Title VII of the Civil Rights Act of 1964 or other applicable law. We will make available to such prospective purchasers Contracts with cost of insurance rates that don’t distinguish between males and females.

REPORTS TO CONTRACT OWNERS

At least once each Contract Year, we will send you a report showing updated information about the Contract since the last report, including any information required by law. We will also send you an annual and semi-annual report for each Fund or Portfolio underlying a Subaccount to which you have allocated Contract Value. This will include a list of the securities held in each Fund, as required by the 1940 Act. In addition, we will send you written confirmation of all Contract transactions.

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EXPERTS

The consolidated financial statements of Kansas City Life Insurance Company as of December 31, 2007 and 2006 and for each of the years in the three-year period ended December 31, 2007; the statement of net assets of the Variable Account as of December 31, 2007 and the related statement of operations for the year ended December 31, 2007 and statements of changes in net assets for each of the years in the two-year period ended December 31, 2007, and financial highlights for each of the years in the five-year period ended December 31, 2007; have been included herein in reliance upon the report of KPMG LLP, independent registered public accounting firm, appearing elsewhere herein, and upon the authority of said firm as experts in accounting and auditing. Their report on the consolidated financial statements contains explanatory paragraphs stating that as discussed in note 1 to the consolidated financial statements, the Company adopted American Institute of Certified Public Accountants (AICPA) Statement of Position (SOP) 05-01, “Accounting by Insurance Enterprises for Deferred Acquisition Costs in Connection with Modifications or Exchanges in Insurance Contracts”, effective January 1, 2007 and Financial Accounting Standards Board Interpretation (FIN) No. 48, “Accounting for Uncertainty in Income Taxes – an interpretation of FASB 109”, effective January 1 , 2007.

LEGAL MATTERS

Sutherland Asbill & Brennan LLP of Washington, D.C. has provided legal advice on certain matters relating to the federal securities laws. William A. Schalekamp, General Counsel of Kansas City Life has passed on matters of Missouri law pertaining to the Contracts, including our right to issue the Contracts and our qualification to do so under applicable laws and regulations.

ADDITIONAL INFORMATION

We have filed a registration statement under the Securities Act of 1933 with the SEC relating to the offering described in this prospectus. This Prospectus does not include all the information set forth in the registration statement. The omitted information may be obtained at the SEC's principal office in Washington, D.C. by paying the SEC's prescribed fees.

FINANCIAL STATEMENTS

The following financial statements for Kansas City Life Insurance Company are included in this Statement of Additional Information:

•	consolidated balance sheet as of December 31, 2007 and 2006; and
•	related consolidated statements of income, stockholders’ equity and cash flows for each of the years in the three-year period ended December 31, 2007.

The following financial statements for the Variable Account are included in this Statement of Additional Information:

•	statement of net assets as of December 31, 2007; and
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related statement of operations for the year ended December 31, 2007, statements of changes in net assets for each of the years in the two-year period ended December 31, 2007, and financial highlights for each of the years in the five-year period ended December 31, 2007.

Kansas City Life’s financial statements should be distinguished from financial statements of the Variable Account. You should consider Kansas City Life’s financial statements only as an indication of Kansas City Life’s ability to meet its obligations under the Contracts.  You should not consider them as having an effect on the investment performance of the assets held in the Variable Account.

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